UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Aptose Biosciences Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1)

Notice and Proxy Statement

For The

Annual And Special Meeting OF Shareholders

TO BE HELD ON MAY 27, 2025

April , 2025

Letter from Our Chairman, President, and CEO

Dear All,

Since its inception, Aptose Biosciences has been committed to developing precision medicines addressing unmet medical needs in hematologic malignancies. Aptose defined 2024 with significant advancements in the development of our lead precision therapeutic tuspetinib (TUS), a drug that shows genuine promise in treating large, underserved patient populations in acute myeloid leukemia, or AML. Our singular focus is to combine TUS with the BCL-2 inhibitor venetoclax (VEN) and the hypomethylating agent azacitidine (AZA) to create the TUS+VEN+AZA triple drug cocktail (“triplet”) as an improved frontline therapy for newly diagnosed AML patients that is active across diverse AML populations (mutation agnostic triplet frontline therapy). Indeed, during 2024 we initiated our TUSCANY trial and began treating newly diagnosed AML patients with the TUS+VEN+AZA triplet.

Tuspetinib brings favorable safety and broad activity across AML genetic subtypes to the TUS+VEN+AZA triplet therapy, which already has achieved complete remissions (CRs) in difficult-to-treat and underserved TP53-mutated/CK AML and FLT3-wildtype AML patients, a population that accounts for an estimated 70% of AML cases. This activity differentiates TUS from other drugs in development. This TUS+VEN+AZA triplet therapy study in newly diagnosed AML was supported with robust safety and efficacy data from the TUS single agent dose escalation study and the TUS+VEN doublet APTIVATE study in relapsed or refractory (R/R) AML, both of which were completed during 2024 after treating more than 170 patients. These were remarkable clinical accomplishments by a dedicated team despite challenging and difficult market conditions.

AML is a highly aggressive, deadly, and heterogeneous cancer of the bone marrow and blood, and there is tremendous unmet need for a new therapy that can improve response rates, extend survival, and improve the quality of life of newly diagnosed AML patients. Most AML patients at diagnosis are over the age of 65, and such patients have an expected five-year survival of less than 10%. After newly diagnosed AML patients fail frontline therapies, responses to subsequent salvage therapies in the relapsed or refractory (R/R) setting are limited and provide inadequate survival times. This highlights the need for a more effective triplet combination therapy to increase survival in the frontline setting for all AML patients.

The standard of care (SOC) therapy for newly diagnosed AML patients in the frontline setting includes a doublet combination of venetoclax and a hypomethylating agent (VEN+HMA), such as azacitidine. Current experimental agents added to VEN+HMA to create triplet therapies have achieved notable response rates but are inadequate because of toxicities, the inability to dose VEN and HMAs at the SOC levels, and the limited activity across subpopulations of AML patients. In contrast, tuspetinib is a convenient, orally administered, once daily kinase inhibitor with an excellent safety profile and broad activity across AML populations with adverse genetics. Consequently, we believe tuspetinib is an ideal agent for addition to the VEN+HMA backbone therapy to create a superior triplet (TUS+VEN+HMA) frontline therapy to treat newly diagnosed AML.

Tuspetinib was designed by Hanmi Pharmaceutical as a targeted kinase inhibitor that simultaneously suppresses several key pathways that drive the uncontrolled proliferation of AML cells and that enables AML cells to enter the cell death pathway. This design enables TUS to exert AML cell killing across genetic subpopulations of AML, including those with mutations in TP53, RAS, NPM1, IDH1/2, ASXL1, RUNX1, CSFR and other genes, those with complex karyotype chromosomal aberrations, and those with mutated or unmutated (wild type) FLT3. Yet remarkably, TUS has demonstrated an excellent safety profile across multiple dose levels and has not introduced toxicities often caused by other agents, such as QTc prolongation cardiac toxicity, muscle damage, differentiation syndrome, prolonged myelosuppression, and other toxicities that can lead to drug-related deaths. TUS demonstrates the unusual paradox of being both safe and highly active across a diversity of AML patients.

Because of the safe and broadly active profile of TUS, we’ve heard from key opinion leaders (KOLs) in AML that they have great enthusiasm for tuspetinib’s potential. We believe that tuspetinib can have its greatest AML patient impact as a frontline triplet therapy by improving the response rates, the depth of responses, the durability of responses, the quality of life, and the long-term survival across a diversity of AML patients. Likewise, we heard this same message consistently from major potential pharma partners, and they believe TUS can achieve an estimated $1Bn+ annual commercial impact in the frontline AML setting. The KOLs, potential partners, and our internal team all agree the TUS+VEN+HMA triplet regimen has the potential to become a mutation agnostic and new standard of care for frontline treatment of newly diagnosed AML.

During 2024, Aptose announced that it entered into a Cooperative Research and Development Agreement (“CRADA”) with the National Cancer Institute (NCI), part of the National Institutes of Health. Under the CRADA, the NCI and Aptose plan to collaborate on the clinical development of TUS, an inhibitor of key signaling kinases involved in myeloid malignancies, in the NCI Cancer Therapy Evaluation Program (CTEP) sponsored myeloMATCH trials employing combinations of targeted therapy for the treatment of molecularly defined AML and myelodysplastic syndromes (MDS) populations. These trials are expected to be conducted by NCI's National Clinical Trials Network (NCTN), with the participation of the NCI Community Oncology Research Program (NCORP) in the U.S. and Canada.

During 2024, Aptose completed several financings for a total of approximately $37 million to support the TUS-based TUS+VEN+HMA triplet therapy development for AML. We financed corporate activities with cash gleaned from our S-1 Public Offerings, through a Private Placement and a separate $10 million debt facility with our strategic partner Hanmi Pharmaceutical, and through an At-the-Market (or ATM) Facility and a Committed Equity Facility. We continued disciplined financial management of our operations, and we prioritized investments in the tuspetinib clinical program.

Key Goals and Milestones Accomplished During 2024

•
Initiated dosing of TUS+VEN+AZA triplet therapy in newly diagnosed AML patients in TUSCANY trial
•
Executed CRADA with NCI MyeloMATCH for tuspetinib in AML/MDS
•
ASH: Reported CR/Safety from APTIVATE TUS and TUS+VEN trial
•
ASH: Reported dosing accrual from TUS+VEN+AZA triplet therapy trial
•
Raised approximately $37 million with multiple financing instruments

Collectively, I can report that Aptose has executed on several fronts during 2024 and has made significant progress, especially with the TUS+VEN+AZA triplet study in newly diagnosed AML. We especially thank the patients, families and investigators who are participating in advancing our essential work and supporting our efforts to create superior therapeutics. I thank our entire Aptose organization and thank you, my fellow shareholders, for your support and for being part of our journey. Despite trying markets, we remain optimistic and believe we can navigate the challenges of biotechnology development to deliver tuspetinib as an important drug for AML patients and deliver value to investors.

Sincerely,

William G. Rice, Ph.D.

Chairman, President and Chief Executive Officer

Aptose Biosciences Inc.

Notice of 2025 Annual and Special Meeting of Shareholders

NOTICE IS HEREBY GIVEN that the annual and special meeting (the “Meeting”) of shareholders of Aptose Biosciences Inc. (the “Corporation”) will be held on May 27, 2025 at 10:00 a.m. (Eastern time). The Meeting will be conducted as an online only meeting. There will be no physical location for shareholders and duly appointed proxyholders to attend. Shareholders and duly appointed proxyholders are invited to attend by live webcast accessible directly online at https://meetings.lumiconnect.com/400-334-682-750, where they will be able to listen, vote, and submit questions during the Meeting.

What the Meeting is About

The following items of business will be covered at the Meeting:

1.
receiving the financial statements of the Corporation for the fiscal year ended December 31, 2024, including the auditor’s report thereon;
2.
Proposal No. 1 – electing seven directors to serve until the 2026 Annual Meeting of Shareholders;
3.
Proposal No. 2 – appointment of the Corporation's independent registered public accounting firm to serve as the Corporation's independent auditor for the fiscal year ending December 31, 2025 and to authorize the board of directors of the Corporation (the "Board") to fix their remuneration;
4.
Proposal No. 3 – passing an advisory (non-binding) resolution on the compensation of the Corporation’s named executive officers, as more particularly described in the accompanying proxy statement (the “Proxy Statement”);
5.
Proposal No. 4 – passing an ordinary resolution, the full text of which is set forth in the accompanying proxy statement, approving an amendment to the Corporation’s 2021 stock incentive plan to increase the number of common shares (the “Shares”) reserved for issuance thereunder by 458,126 Shares;
6.
Proposal No. 5 – passing a special resolution, the full text of which is set forth in the accompanying proxy statement, approving the adoption of an amendment to the Corporation’s articles to effect a reverse stock split of the Corporation’s outstanding Shares at a ratio in the range of 1-for- to 1-for- (the “Reverse Stock Split”), such amendment to become effective at an exact ratio and a date to be determined by the Board if the Board considers it to be in the best interests of the Corporation to implement such Reverse Stock Split, all as more particularly described in the Proxy Statement;
7.
Proposal No. 6 - passing a resolution, the full text of which is set forth in the accompanying proxy statement, approving one or more adjournments of the Meeting, if necessary or appropriate, if a quorum is present, to permit the Corporation to complete the search for a successor auditor and/or to permit further solicitation of proxies if there are not sufficient votes at the time of the Meeting to approve Proposals No. 4 and No. 5; and
8.
transacting such other business as may be properly brought before the Meeting.

The shareholders may also consider other business that properly comes before the Meeting or any adjournment of the Meeting. The Proxy Statement provides additional information relating to the matters to be dealt with at the Meeting and forms part of this notice.

You have the right to vote.

You are entitled to receive notice of and vote at the Meeting, or any adjournment, if you are a holder of Shares at the close of business on April 22, 2025.

You have the right to vote your Shares on items 2 through 7 listed above and any other items that may properly come before the Meeting or any adjournment.

The Notice of Meeting, Proxy Statement and the form of proxy will be mailed to you on or about April 30, 2025. Detailed instructions regarding shareholders’ voting process are also available on our website at https://www.aptose.com/investors/news-events/ir-calendar.

Your vote is important.

If you are not able to attend the Meeting, please exercise your right to vote by signing and returning the enclosed form of proxy to Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Canada M5J 2Y1, so as to arrive not later than 5:00 p.m. (Eastern time) on May 23, 2025 or, if the Meeting is adjourned, 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment of the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

William G. Rice, Ph.D. Chairman, President and Chief Executive Officer April , 2025

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF

PROXY MATERIALS FOR THE ANNUAL AND SPECIAL MEETING OF

SHAREHOLDERS TO BE HELD ON MAY 27, 2025.

Our Notice of 2025 Annual and Special Meeting of Shareholders, Proxy Statement and Annual Report to Shareholders are available on the Corporation’s website at https://www.aptose.com/investors/news-events/ir-calendar.

Copies are also available upon written request to the Senior Vice President, Chief Financial Officer, Chief Business Officer and Corporate Secretary (i) at our principal executive and registered office located at 66 Wellington St W Suite 5300, Toronto, Ontario, Canada, M5K 1E6; or (ii) at our executive headquarters located at Suite 120, 12770 High Bluff Drive, San Diego, California, 92130.

- ii -

- iii -

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

The information contained in this proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by Aptose Biosciences Inc. (the “Corporation”, “Aptose”, “we” or “our”) to be used at the annual and special meeting (the “Meeting”) of holders (the “Shareholders”) of common shares (the “Shares”) of the Corporation to be held on May 27, 2025 at 10:00 a.m. (Eastern time) and at all adjournments thereof, for the purposes set forth in the accompanying notice of meeting (the “Notice of Meeting”). The Meeting will be held online at https://meetings.lumiconnect.com/400-334-682-750. There will be no physical location for shareholders and duly appointed proxyholders to attend.

The information contained in this Proxy Statement is given as at April 22, 2025 except where otherwise noted. All references to “dollar” or the use of the symbol “$” are to United States dollars and use of the symbol “CA$” refers to Canadian dollars, unless otherwise indicated.

The Corporation effected a reverse stock split on a thirty (30) to one (1) Share basis, and the Shares commenced trading on a post-reverse stock split basis at market open on February 26, 2025. All Share and per Share amounts have been adjusted retroactively to reflect the reverse stock split as if it had occurred at the beginning of the earliest period presented.

QUESTIONS ABOUT THE ANNUAL AND SPECIAL MEETING

AND VOTING YOUR SHARES

What are the date, time and place of the Meeting?

The Meeting will be held on May 27, 2025 at 10:00 a.m. (Eastern time). The Meeting will be held online at https://meetings.lumiconnect.com/400-334-682-750. There will be no physical location for shareholders and duly registered proxyholders to attend. The online Meeting will be accessible 15 minutes before the start time.

How can I access the Meeting virtually?

To participate in the Meeting virtually, https://meetings.lumiconnect.com/400-334-682-750. Registered Shareholders and duly appointed and registered proxyholders will be able to listen, vote and ask questions via the virtual meeting platform. It is to be noted, however, that questions cannot be submitted prior to the Meeting. Non-registered Shareholders who have not appointed themselves as proxyholders will only be able to attend the online Meeting as “Guests” and will not be able to vote or ask questions at the Meeting. To access the Meeting virtually, registered Shareholders and duly appointed proxyholders will need an Internet connection and an Internet-connected device (such as a desktop, laptop, tablet or cell phone) running the most updated version of applicable software and plugins. The virtual meeting platform is fully supported across browsers (Microsoft Edge, Chrome, Firefox and Safari). Participants in the online Meeting must be connected to Internet at all times during the Meeting in order to vote when balloting commences. A summary of the information Shareholders will need to attend the Meeting virtually is provided below:

1.
Registered Shareholders and duly appointed proxyholders can participate in the Meeting virtually by clicking “I have a login” and entering a Username and Password before the start of the Meeting.
a.
Registered Shareholders – The 15-digit control number located on the form of proxy or in the email notification you received is the Username and the Password is “aptose2025”.
b.
Duly appointed proxyholders – Following the registration of the proxyholder with Computershare Investor Services Inc. (“Computershare”), Computershare will provide the proxyholder with a Username after the voting deadline has passed. The Password to the online Meeting is “aptose2025”.
2.
Voting at the Meeting will only be available for registered Shareholders and duly appointed and registered proxyholders. Non-registered Shareholders who have not appointed themselves may attend the Meeting virtually by clicking “I am a guest” and completing the online form. This will allow them to listen to the online Meeting; however, they will not be able to vote or submit questions.
3.
Registered Shareholders who use a 15-digit control number to login to the online Meeting and who accept the terms and conditions will be revoking any and all previously submitted proxies. However, in such a case, registered Shareholders will be provided the opportunity to vote by ballot on the matters put forth at the Meeting. If registered Shareholders do not wish to revoke all previously submitted proxies, they should not accept the terms and conditions, in which case they can only enter the online Meeting as a guest.

If you attend the Meeting virtually, it is important that you remain connected to the internet at all times during the online Meeting in order to vote when balloting commences. It is your responsibility to ensure connectivity for the duration of the Meeting. You will be able to access the online Meeting 15 minutes before the start time and should allow ample time for online check-in, which will begin at 9:45 a.m. (Eastern time) on May 27, 2025.

Why is the Meeting held virtually?

By conducting our Meeting online, the Board aims to provide Shareholders a convenient opportunity to participate in the Meeting without incurring significant travel costs or being restricted by time constraints.

The format of the Meeting has been designed to ensure that Shareholders who attend the Meeting online will be afforded the same rights and opportunities to participate as they have in previous annual shareholders’ meetings. Directors will also attend the Meeting via the virtual platform.

Can I submit questions prior or at the Meeting?

Registered Shareholders and duly appointed and registered proxyholders can ask questions during the online Meeting via the virtual meeting platform. It is to be noted, however, that questions cannot be submitted prior to the Meeting. Questions pertinent to the Meeting matters will be answered at a designated time during the Meeting, subject to time constraints. The chair of the Meeting reserves the right to edit or reject questions it deems irrelevant to meeting matters, profane or inappropriate.

The chair of the Meeting has broad authority to conduct the Meeting in an orderly manner. To ensure the Meeting is conducted in a manner that is fair to all Shareholders, the chair of the Meeting may exercise its discretion in recognizing Shareholders who wish to participate, in determining the order in which questions are answered, and the amount of time devoted to each question. However, consistent with prior annual shareholders’ meetings, questions submitted in accordance with the rules of conduct generally will be addressed in the order received during the allotted time for questions.

Who can vote at the Meeting?

Only Shareholders as of the close of business on the record date, being April 22, 2025, are entitled to receive notice of and vote on matters to be presented at the Meeting, or any adjournment or postponement thereof, in the manner and subject to the procedures described in this Proxy Statement and the accompanying form of proxy.

At the close of business on the record date, Shares were issued and outstanding.

Each Shareholder is entitled to one vote per Share held on all matters to come before the Meeting. Shares of Aptose are the only securities of Aptose which will have voting rights at the Meeting.

What is the quorum for the Meeting?

The presence at the opening of the Meeting of two persons who are entitled to vote either as Shareholders or as proxyholders and holding or representing not less than 33⅓% of the outstanding Shares entitled to vote at the Meeting as of the record date will constitute a quorum for the transaction of business at the Meeting. In general, Shares represented by a properly signed and returned form of proxy, or properly voted by Internet or telephone, or voted by your broker will be counted as Shares present and entitled to vote at the Meeting for purposes of determining a quorum. Shares represented by proxies marked “Abstain” and “broker non-votes” are also counted in determining whether a quorum is present.

What does it mean to vote by proxy?

Voting by proxy means that you are giving the person or people named on your form of proxy (the “proxyholder”) the authority to vote your Shares for you at the Meeting or any adjournment. A form of proxy is included with this Proxy Statement.

The management representatives named on the form of proxy will vote your Shares for you, unless you appoint someone else to be your proxyholder. You have the right to appoint a person to represent you at the Meeting other than the persons named on the form of proxy. If you appoint someone else, he or she must be present at the Meeting to vote your Shares. If you want to appoint someone else, you can insert that person’s name in the blank space provided in the form of proxy. That other person does not need to be a Shareholder of the Corporation.

If you are voting your Shares by proxy, our transfer agent, Computershare, must receive your completed form of proxy by 5:00 p.m. (Eastern time) on May 23, 2025 or, if the Meeting is adjourned, 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment of the Meeting.

What’s the difference between registered and non-registered (beneficial) Shareholders?

The voting process is different depending on whether you are a registered or non-registered (beneficial) Shareholder:

Registered Shareholders

You are a registered Shareholder if your name appears on your Share certificate or in the registers of the Corporation maintained by Computershare. Your form of proxy tells you whether you are a registered Shareholder. We mail copies of the Notice of Meeting, this Proxy Statement and the form of proxy (collectively, the “proxy materials”) directly to registered Shareholders. We have previously mailed our annual report to all registered Shareholders.

Non-Registered (or Beneficial) Shareholders

You are a non-registered (or beneficial) Shareholder if your bank, trust company, securities broker or other financial institution holds your Shares for you (as your nominee). For most of you, your voting instruction form or proxy tells you whether you are a non-registered (or beneficial) Shareholder.

In accordance with Canadian securities law and SEC rules, we have distributed copies of the proxy materials and the annual report to CDS Clearing and Depository Services Inc. and intermediaries (such as securities brokers or financial institutions) for onward distribution to those non-registered or beneficial Shareholders to whom we have not sent the proxy materials and the annual report directly.

The intermediaries are required to forward proxy materials and the annual report to non-registered or beneficial Shareholders unless a non-registered or beneficial Shareholder has waived the right to receive them. Very often, intermediaries will use a service company such as Broadridge Investor Communication Solutions to forward the proxy materials to non-registered or beneficial Shareholders.

How do I vote?

Most non-registered or beneficial Shareholders who have not waived the right to receive proxy materials will receive a voting instruction form (“VIF”). Registered Shareholders will, and some non-registered (beneficial) Shareholders may receive a form of proxy. Shareholders should follow the additional procedures set out below, depending on what type of form they receive. Detailed instructions regarding Shareholders’ voting process are also available on the Investors page of our website at https://www.aptose.com/investors/news-events/ir-calendar.

1.
Voting Instruction Form. If the non-registered Shareholder does not wish to attend and vote at the Meeting (or have another person attend and vote on the non-registered Shareholder’s behalf), the voting instruction form must be completed, signed and returned in accordance with the directions on the form, so that the intermediary may vote on the non-registered Shareholder’s behalf.

If a non-registered Shareholder wishes to attend and vote at the Meeting (or have another person attend and vote on the non-registered Shareholder’s behalf), the non-registered Shareholder must complete, sign and return the VIF in accordance with the directions provided. If the non-registered Shareholder wishes to attend and vote at the Meeting, they must appoint themselves as proxyholder. Otherwise, the non-registered Shareholder will only be able to attend the Meeting as a “Guest”, and will not be able to vote or ask questions at the Meeting. Non-registered Shareholders should visit our website at https://www.aptose.com/investors/news-events/ir-calendar to obtain additional instructions on how to vote online during the Meeting.

Non-registered Shareholders who wish to appoint themselves as a proxy holder in order to attend the Meeting virtually or who wish to appoint a proxyholder other than a management representative to represent them at the online Meeting must submit their VIF prior to registering themselves or their proxyholder, as applicable. Registering themselves or the proxyholder, as applicable, is an additional step once a non-registered Shareholder has submitted their VIF. Failure to register themselves or another person other than a management representative as duly appointed proxyholder will result in the non-registered Shareholder or the proxyholder not receiving a Username to participate in the Meeting. To register a proxyholder (be it themselves or another person other than a management representative), non-registered Shareholders must visit https://www.computershare.com/aptose by 5:00 p.m. (Eastern time) on May 23, 2025 or, if the Meeting is adjourned, 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment of the Meeting, and provide Computershare with their information or their proxyholder’s contact information, as applicable, so that Computershare may provide them or the proxyholder, as applicable, with a Username via email. Without a Username, non-registered Shareholders who appointed themselves as proxyholders and proxyholders will only be able to attend the Meeting as “Guests” and will not be able to vote or ask questions at the Meeting.

Or

2.
Form of Proxy. A registered Shareholder will receive a form of proxy to be completed, signed and returned in accordance with the directions on the form, if the registered Shareholder does not wish to attend and vote at the Meeting virtually (or have another person attend and vote on the registered Shareholder’s behalf).

Registered Shareholders who wish to appoint a proxyholder other than a management representative to represent them at the online Meeting must submit their form of proxy prior to registering their proxyholder. Registering the proxyholder is an additional step once a registered Shareholder has submitted their proxy. Failure to register a duly appointed proxyholder will result in the proxyholder not receiving a Username to participate in the Meeting. To register a proxyholder, registered Shareholders must visit https://www.computershare.com/aptose by 5:00 p.m. (Eastern time) on May 23, 2025 or, if the Meeting is adjourned, 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment of the Meeting, and provide Computershare with their proxyholder’s contact information, so that Computershare may provide the proxyholder with a Username via email. Without a Username, proxyholders will only be able to attend the Meeting as “Guests” and will not be able to vote or ask questions at the Meeting.

Registered Shareholders may also attend and vote at the Meeting. Registered Shareholders wishing to attend the Meeting virtually should visit our website at https://www.aptose.com/investors/news-events/ir-calendar to obtain additional instructions on how to vote online during the Meeting. The 15-digit control number provided on the registered Shareholder’s form of proxy will be required.

Less frequently, a non-registered Shareholder will receive, as part of the proxy materials, a form of proxy that has already been signed by the intermediary (typically by a facsimile or stamped signature), which is restricted as to the number of Shares beneficially owned by the non-registered Shareholder, but which is otherwise uncompleted. If the non-registered Shareholder does not wish to attend and vote at the Meeting (or have another person attend and vote on the non-registered Shareholder’s behalf), the non-registered Shareholder must complete the form of proxy and deposit it with Computershare, 100 University Avenue, 8th Floor, Toronto, Canada, M5J 2Y1 as described above.

If a non-registered Shareholder wishes to attend and vote at the Meeting (or have another person attend and vote on the non-registered Shareholder’s behalf), the non-registered Shareholder must strike out the names of the persons named in the proxy and if they intend to participate in the Meeting virtually, insert the non-registered Shareholder’s (or such other person’s) name in the blank space provided. The non-registered Shareholder must then register themselves or the other person, as applicable, as proxyholder. Registering themselves or the other person, as applicable, is an additional step once a non-registered Shareholder has submitted their completed form of proxy. Failure to register themselves or the other person, as applicable, as duly appointed proxyholder will result in the non-registered Shareholder or the proxyholder, as applicable, not receiving a Username to participate in the online Meeting. To register a proxyholder (be it themselves or another person), non-registered Shareholders must visit https://www.computershare.com/aptose by 5:00 p.m. (Eastern time) on May 23, 2025 or, if the Meeting is adjourned, 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment of the Meeting, and provide Computershare with their information or their proxyholder’s contact information, as applicable, so that Computershare may provide them or the proxyholder, as applicable, with a Username via email. Without a Username, non-registered Shareholders who appointed themselves as proxyholders and proxyholders will only be able to attend the Meeting as “Guests” and will not be able to vote or ask questions at the Meeting.

3.
United States non-registered (beneficial) Shareholders. If a non-registered Shareholder in the United States wishes to attend and vote at the online Meeting, they must first obtain a valid legal proxy from their broker, bank or other agent and then register in advance to attend the Meeting. The U.S. non-registered Shareholder should follow the instructions from their broker or bank included with these proxy materials, or contact their broker or bank to request a legal form of proxy. After first obtaining a valid legal proxy from their broker, bank or other agent, the U.S. non-registered Shareholder must then register to attend the online Meeting by submitting a copy of their legal proxy to Computershare. Requests for registration should be directed to:

Computershare

100 University Avenue

8th Floor

Toronto, Ontario

M5J 2Y1

OR

Email at: uslegalproxy@computershare.com

Requests for registration must be labelled as “Legal Proxy” and be received no later than by 5:00 p.m. (Eastern time) on May 23, 2025. U.S. non-registered Shareholders will receive a confirmation of their registration by email receipt of their registration materials by Computershare. U.S. non-registered Shareholders will then be able to attend the Meeting and vote and ask questions at https://meetings.lumiconnect.com/400-334-682-750. U.S. non-registered Shareholders are required to register their appointment at www.computershare.com/appointee. If U.S.

non-registered Shareholders do not follow the procedures set out above, they will only be able to attend the Meeting virtually as “Guests” and will not be able to vote or ask questions at the online Meeting.

Shareholders should follow the instructions on the forms they receive, and non-registered Shareholders should contact their intermediaries promptly if they need assistance.

How do I request a copy of proxy materials?

To request a printed copy of the proxy materials, please contact your broker, if you are a non-registered Shareholder, or if you are a registered Shareholder, contact our Senior Vice President, Chief Financial Officer, Chief Business Officer and Corporate Secretary at Aptose Biosciences Inc., Suite 120, 12770 High Bluff Drive, San Diego, California, telephone: 858-926-2730.

The proxy materials are being sent or made available to both registered and non-registered owners of Shares. The Corporation is sending proxy materials indirectly to non-objecting beneficial owners (as defined in National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer (“NI 54-101”)). The Corporation intends to pay for intermediaries to forward to objecting beneficial owners (as defined in NI 54-101) the proxy materials.

What am I voting on at the Meeting?

The following items of business will be covered at the Meeting:

1.
Receiving the financial statements of the Corporation for the fiscal year ended December 31, 2024, including the auditor’s report thereon;
2.
Proposal No. 1 – electing seven directors to serve until the 2026 Annual Meeting of Shareholders;
3.
Proposal No. 2 – appointment of the Corporation’s independent registered public accounting firm to serve as the Corporation’s independent auditor for the fiscal year ending December 31, 2025 and to authorize the board of directors of the Corporation (the “Board”) to fix their remuneration;
4.
Proposal No. 3 – passing an advisory (non-binding) resolution on the compensation of the Corporation’s named executive officers;
5.
Proposal No. 4 – passing an ordinary resolution approving an amendment to the Corporation’s 2021 stock incentive plan to increase the number of Shares reserved for issuance thereunder by 458,126 Shares;
6.
Proposal No. 5 - passing a special resolution approving the adoption of an amendment to the Corporation’s articles to effect a reverse stock split of the Corporation’s outstanding Shares at a ratio in the range of 1-for- to 1-for- (the “Reverse Stock Split”), such amendment to become effective at an exact ratio and a date to be determined by the Board if the Board considers it to be in the best interests of the Corporation to implement such Reverse Stock Split, all as more particularly described in the Proxy Statement;
7.
Proposal No. 6 – passing a resolution, the full text of which is set forth in the Proxy Statement, approving one or more adjournments of the Meeting, if necessary or appropriate, if a quorum is present, to permit the Corporation to complete the search for a successor auditor and/or to permit further solicitation of proxies if there are not sufficient votes at the time of the Meeting to approve Proposals No. 4 and No 5; and
8.
Transacting such other business as may be properly brought before the Meeting.

As of the date of this Proxy Statement, the Board is not aware of any such other business.

How does the Board recommend that I vote?

Our Board recommends that each Shareholder vote “FOR” each of Proposals No. 1 through No. 6.

What votes may I cast with regard to each proposals

You can choose to vote "For" or "Against" for Proposal No. 1 and “For”, “Against” or “Abstain”, for Proposals No. 2 through No. 6. The Shares represented by the form of proxy will be voted in accordance with the instructions of the Shareholder on any ballot that may be called for and, if the Shareholder specifies a choice with respect to any matter to be acted upon, the Shares will be voted accordingly.

If you return your form of proxy and do not tell us how you want to vote your Shares, your Shares will be voted in accordance with Board recommendations for each proposal by the management representatives named in the form of proxy.

The enclosed form of proxy confers discretionary authority upon the management representatives designated in the form of proxy with respect to amendments to or variations of matters identified in the Notice of Meeting and with respect to other matters that may properly come before the Meeting. At the date of this Proxy Statement, management of the Corporation knows of no such amendments, variations or other matters.

What vote is required in order to approve each proposal?

•
Proposal No. 1: Pursuant to the Canada Business Corporations Act (“CBCA”), there is a statutory voting requirement for uncontested directors elections whereby Shareholders are allowed to vote “for” or “against” (as opposed to “for” and “withhold”) nominees for the Board. If a nominee does not receive a majority of the votes cast for their election, the nominee will not be elected and the Board position will remain open or, if in the case of incumbent directors, such director may continue in office until the earlier of (i) the 90th day after the election, or (ii) the day on which his or her successor is appointed or elected. Abstentions and broker non-votes will not be included in the total votes cast and will not affect the results.
•
Proposal No. 2: The appointment of the Corporation's independent registered public accounting firm requires a majority of the votes cast at the Meeting, and votes cast only include those votes cast “For” or “Against” the proposal.
•
Proposal No. 3: The approval of the advisory (non-binding) resolution on the compensation of the Corporation’s named executive officers requires a majority of the votes cast at the Meeting, and votes cast only include those votes cast “For” or “Against” the proposal. Abstentions and broker non-votes will not be included in the total votes cast and will not affect the results.
•
Proposal No. 4: The approval of the amendment to the Corporation’s 2021 stock incentive plan requires a majority of the votes cast at the Meeting, but excluding the votes attached to Shares held directly or indirectly by insiders of the Corporation that hold securities under the 2021 Stock Incentive Plan or that are otherwise eligible to participate in the 2021 Stock Incentive Plan. Votes cast only include those votes cast “For” or “Against” the proposal. Abstentions and broker non-votes will not be included in the total votes cast and will not affect the results.
•
Proposal No. 5: The approval of the Reverse Stock Split requires the approval of a majority of not less than two-thirds (2/3) of the votes cast by Shareholders present virtually or represented by proxy and entitled to vote at the Meeting, and votes cast only include those votes cast “For” or “Against” the proposal. Abstentions and broker non-votes will not be included in the total votes cast and will not affect the results.
•
Proposal No. 6: The approval of one or more adjournments of the Meeting requires a majority of the votes cast at the Meeting, and votes cast only include those votes cast “For” or “Against” the proposal. Abstentions and broker non-votes will not be included in the total votes cast and will not affect the results.

What impact does an “Abstain” vote have?

If you select “Abstain,” your vote will have no effect on the votes cast for the purposes of approving each proposal.

What is the effect if I do not cast my vote?

If, as a registered Shareholder, you do not cast your vote at the Meeting or by proxy, no votes will be cast on your behalf on any of the proposals.

If you are a U.S. beneficial Shareholder with an intermediary, you must instruct your U.S. intermediary how to vote your shares. If, as a U.S. non-registered or beneficial Shareholder, you do not instruct your intermediary on how to vote on any of the proposals at the Meeting, we believe that the intermediary has discretionary authority to vote your shares on Proposal No. 2, but the intermediary does not have discretionary authority to vote your shares on Proposal No. 1, No. 3, No. 4, No. 5 and No. 6 or any unusual item, so a “broker non-vote” will be recorded with respect to such item. Broker non-votes will be treated as not entitled to vote on any such matter and will not be counted as having been voted in respect of any such matter. Shares represented by such broker “non-votes” will, however, be counted in determining whether there is a quorum for the Meeting.

How do I change my vote?

A registered Shareholder who has given a proxy may revoke that proxy and change a vote by:

(a)
completing and signing a proxy bearing a later date and depositing it with Computershare as described above;
(b)
depositing an instrument in writing executed by the Shareholder or by the Shareholder’s attorney authorized in writing at our registered office located at 66 Wellington Street West, Suite 5300, Toronto, Ontario, Canada, M5K 1E6 at any time before 5:00 p.m. (Eastern time) on May 26, 2025, or on the last business day before any adjournment of the Meeting at which the proxy is to be used;
(c)
using your 15-digit control number and voting online at the Meeting; or
(d)
in any other manner permitted by law.

A non-registered or beneficial Shareholder may revoke a voting instruction form or a waiver of the right to receive proxy materials and to vote given to an intermediary or to the Corporation, as the case may be, at any time by written notice to the intermediary or the Corporation, except that neither an intermediary nor the Corporation is required to act on a revocation of a voting instruction form or on a waiver of the right to receive materials and to vote that is not received by such intermediary or the Corporation, at least seven days prior to the Meeting.

What does it mean if I receive more than one set of proxy materials?

This means that you own Shares that are registered under different accounts. For example, you may own some Shares directly as a registered Shareholder and other Shares as a non-registered beneficial Shareholder through an intermediary, or you may own Shares through more than one such organization. In these situations, you will receive multiple sets of proxy materials. It is necessary for you to complete and return all forms of proxy and VIFs in order to vote all of the Shares you own. Please make sure you return each form of proxy or VIF in the accompanying return envelope. You may also vote by Internet, telephone, facsimile or email, as applicable, by following the instructions on your proxy materials.

Who is soliciting the proxies, how will proxies be solicited and who will pay the cost of the proxy solicitation?

Aptose is soliciting proxies to be used at the Meeting. The solicitation of proxies will be primarily by mail, but Aptose’s directors, officers and regular employees may also solicit proxies personally or by telephone. Aptose will bear all costs of the solicitation, including the printing, handling and mailing of the Meeting materials. Aptose has arranged for intermediaries to forward the Meeting materials to non-registered or beneficial Shareholders of record, and Aptose may reimburse the intermediaries for their reasonable fees and disbursements in that regard.

In addition, we have engaged Sodali & Co. to help us solicit proxies from Shareholders for a fee of $14,000, plus customary solicitation charges, as well as reimbursement of out-of-pocket expenses.

How can I make a Shareholder proposal for the 2026 Annual General Meeting of Shareholders?

For a proposal to be valid, it must comply with the requirements if the CBCA, as well as those of the Securities Exchange Act of 1934 (United States) (the “Exchange Act”).

In order for a Shareholder proposal to be eligible for inclusion in the Proxy Statement under the Exchange Act, the Shareholder must submit the proposal in accordance with Rule 14a-8, by no later than December 29, 2025, and the Shareholder must follow the procedures of Rule 14a-8 including having continuously held at least US$2,000 in market value of the Shares entitled to be voted on the proposal at the Meeting, for at least three years; at least US$15,000 in market value of the Shares entitled to vote on the proposal for at least two years; at least US$25,000 in market value of the Shares entitled to vote on the proposal for at least one year by the date the Shareholder submits the proposal. The Shareholder must continue to hold those Shares through the date of the Meeting. A shareholder proposal submitted pursuant to the rules of the SEC under the Exchange Act must be received at our principal executive office at 66 Wellington Street West, Suite 5300, Toronto, Ontario, Canada, M5K 1E6 by December 29, 2025 and must comply with the requirements of Rule 14a-8 of the Exchange Act.

Shareholders who do not wish to use the mechanism provided by the Exchange Act may submit proposals to be considered at the 2026 annual general meeting of Shareholders under the provisions of the CBCA. In order for a Shareholder proposal to be eligible under the CBCA, it must be in writing, accompanied by the requisite declarations and signed by the submitter and qualified Shareholders who at the time of signing are the registered or beneficial owners of Shares that, in the aggregate: (a) constitute at least 1% of our issued Shares that have the right to vote at general meetings; or (b) have a fair market value in excess of CA$2,000. For the submitter or a qualified Shareholder to be eligible to sign the proposal, that Shareholder must have been the registered or beneficial owner of our Shares that carry the right to vote at general meetings for an uninterrupted period of at least six months before the date the proposal is submitted. To be considered for inclusion in the proxy materials for the 2026 annual general meeting of Shareholders, any such Shareholder proposal under the CBCA must be received by Aptose by no later than February 26, 2026.

A Shareholder wishing to nominate an individual to be a director, other than pursuant to a requisition of a meeting made pursuant to the CBCA or a Shareholder proposal made pursuant to the CBCA or Exchange Act provisions described above, is required to comply with Section 3.1 of By-Law 2015-01 – Advance Notice By-Law of Aptose Biosciences Inc. (the “Advance Notice Bylaw”).

Shareholders who wish to suggest a candidate for our Board in compliance with Section 3.1 of the Advance Notice Bylaw may submit a written recommendation to our Secretary at 66 Wellington Street West, Suite 5300, Toronto, Ontario, Canada, M5K 1E6 along with the Shareholder’s name, setting forth, among other things:

•
the name, age, and province or state, and country of residence of the proposed nominee;
•
the principal occupation, business or employment of the proposed nominee, both at present and within the five years preceding the recommendation;
•
the number of securities of each class of voting securities of the Corporation or its subsidiaries which are beneficially owned, or controlled or directed, directly or indirectly, by the proposed nominee as of the record date for the meeting of Shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice;
•
a description of any agreement, arrangement or understanding (financial, compensation or indemnity related or otherwise) between the nominating Shareholder and the proposed nominee, or any affiliates or associates of, or any person acting jointly or in concert with the nominating Shareholder or the proposed nominee, in connection with the proposed nominee’s election as director; and
•
whether the proposed nominee is party to any existing or proposed relationship, agreement, arrangement or understanding with any competitor of the Corporation or its affiliates or any other third party which may give rise to a real or perceived conflict of interest between the interests of the Corporation and the interests of the proposed nominee.

The corporate governance and nominating committee of the Board (the “Corporate Governance and Nominating Committee” may also request that the Shareholder provide certain additional information.

For the Board to consider a candidate for nomination at the 2026 Annual Meeting, Shareholders should submit the required information to the Secretary by the date not less than 30 days before the 2026 Annual Meeting; provided, however, that if the 2026 annual general meeting of Shareholders is to be held on a date that is fewer than 50 days after the date (the “Notice Date”) on which the first public announcement of the meeting was made, notice by the nominating Shareholder may be given not later than the close of business on the tenth day following the Notice Date. The foregoing is merely a summary of provisions contained in Section 3.1 of the Advance Notice Bylaw, and is not comprehensive and is qualified by the full text of such provisions. The full text of such provisions is set out in Section 3.1 of the Advance Notice Bylaw, a copy of which is filed under the Corporation’s profile at www.sedarplus.ca or www.sec.gov.

These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC and the CBCA. For such Shareholder’s director nominee to be eligible for inclusion in the proxy statement, please refer to the deadlines pursuant to the Exchange Act and the CBCA set out above.

To comply with the universal proxy rules set forth in Rule 14a-19 of the Exchange Act, shareholders who intend to solicit proxies in support of director nominees other than the Corporation’s nominees must provide notice to the Corporate Secretary that sets forth the information required by Rule 14a-19(b) under the Exchange Act, which shall be postmarked or transmitted electronically to the Corporation at the Corporation’s principal executive offices no later than March 28, 2026.

What if amendments are made to the proposals or if other matters are brought before the Meeting?

With respect to any amendments or variations in any of the proposals shown in the Proxy Statement, or any other matters which may properly come before the Meeting, the Shares will be voted by the appointed proxyholder as he or she in their sole discretion sees fit.

As of the date of this Proxy Statement, the Board is not aware of any such amendments, variations or other matters to come before the Meeting. However, if any such changes that are not currently known to the Board should properly come before the Meeting, the Shares represented by your proxyholders will be voted in accordance with the best judgment of the proxyholders.

Who will tabulate the votes?

We currently expect that Computershare will tabulate the votes, and the secretary of the Meeting will be our inspector of elections for the Meeting.

When will voting results be disclosed?

Preliminary voting results will be announced at the Meeting. Final voting results will be filed with the Canadian provincial securities regulatory authorities on SEDAR+ at www.sedarplus.ca promptly following the Meeting, and will also be published in a Current Report on Form 8-K filed with the SEC on EDGAR at www.sec.gov within four business days of the Meeting.

Whom do I contact if I have questions regarding the Meeting?

If you have any questions or require assistance in voting your Shares, please call Mr. Fletcher Payne, Senior Vice President, Chief Financial Officer and Chief Business Officer, at 858-926-2730.

Who may adjourn the Meeting?

The Meeting may be adjourned to any other time and any other place by the Shareholders who attend the Meeting or who are represented at the Meeting and entitled to vote even when such Shareholders do not constitute a quorum.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, and are subject to the safe harbor created by those sections. This Proxy Statement also contains “forward-looking information” within the meaning of applicable Canadian securities laws. We refer to such forward-looking statements and forward-looking information collectively as “forward-looking statements”. We have identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “possible,” “potential,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “contemplate” and “continue”, the negative of these words, other words and terms of similar meaning and the use of future dates. Forward-looking statements involve risks and uncertainties. These uncertainties include factors that affect all businesses as well as matters specific to us.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Uncertainties and risks may cause our actual results to be materially different than those expressed in or implied by our forward-looking statements. For us, particular uncertainties and risks include those described in our filings with the Securities and Exchange Commission (the “SEC”), including our most recent Annual Report on Form 10-K for the year ended December 31, 2024. A copy of this document can be found by accessing the SEC’s EDGAR filing database at www.sec.gov and on SEDAR+ at www.sedarplus.ca; however we will promptly provide a copy of this document to any Shareholder of the Corporation free of charge upon request. All forward-looking statements in this Proxy Statement speak only as of the date of this Proxy Statement and are based on our current beliefs and expectations. We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as otherwise required by law.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

As of the record date, April 22, 2025, Shares are issued and outstanding. Each holder of Shares of record at the close of business on April 22, 2025 will be entitled to one vote for each Share held on all matters proposed to come before the Meeting, except to the extent that the Shareholder has transferred any Shares after the record date and the transferee of such Shares establishes ownership of them and makes a written demand, not later than 10 days prior to the Meeting, to be included in the list of Shareholders entitled to vote at the Meeting, in which case the transferee will be entitled to vote such Shares.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
MANAGEMENT AND DIRECTORS

The table below sets forth information known to us regarding the beneficial ownership of our Shares as of April 22, 2025 for:

•
each person the Corporation believes beneficially holds more than 5% of our outstanding Shares based solely on our review of SEC filings;
•
each of our directors and nominees for directors;
•
each of the named executive officers named in the Summary Compensation Table (we collectively refer to these persons as our “Named Executive Officers” or “NEOs”); and
•
all of our directors and executive officers as a group.

The number of Shares beneficially owned by a person includes shares subject to options held by that person that are currently exercisable or that become exercisable within 60 days of April 22, 2025. Percentage calculations assume, for each person and group, that all Shares that may be acquired by such person or group pursuant to options currently exercisable or that become exercisable within 60 days of April 22, 2025 are outstanding for the purpose of computing the percentage of Shares owned by such person or group. However, such unissued Shares described above are not deemed to be outstanding for calculating the percentage of Shares owned by any other person.

Except as otherwise indicated, the persons in the table below have sole voting and investment power with respect to all Shares shown as beneficially owned by them, subject to community property laws where applicable and subject to the information contained in the notes to the table.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Named Executive Officers and Directors
Carol G. Ashe	953	*
Dr. Rafael Bejar	6,169	*
Dr. Denis Burger	1,346	*
Fletcher Payne	4,743	*
Dr. Erich Platzer	2,364	*
Dr. William G. Rice	20,269	*
Dr. Bernd R. Seizinger	1,010	*
Mark D. Vincent	1,298	*
Warren Whitehead	1,220	*
All Executive Officers and Directors as a Group (9 persons)	39,732	1.6%
Beneficial Owners of More Than 5%
Hanmi Pharmaceuticals Co., Ltd.(2)(3)	508,710	19.99%
Bleichroeder LP(4)	163,032	6.4%

* Does not exceed one percent of Shares outstanding

(1)
Includes for the persons listed below the following Shares subject to options held by such persons that are currently exercisable or become exercisable within 60 days of April 22, 2025: Ms. Carol G. Ashe: 953; Dr. Rafael Bejar: 5,925; Dr. Denis Burger: 1,298; Mr. Fletcher Payne: 4,499; Dr. Erich Platzer: 1,242; Dr. William G. Rice: 14,489; Dr. Bernd R. Seizinger: 444; Dr. Mark Vincent: 1,284; and Mr. Warren Whitehead: 1,187.
(2)
Based on information contained on the System for Electronic Disclosure by Insiders (SEDI). Hanmi also owns common share purchase warrants which, when exercised, will increase the number of Shares beneficially owned by Hanmi.
(3)
Hanmi’s ownership gives effect to the 19.99% ownership blocker (the “Blocker”) restriction contained on certain of its securities. Hanmi currently holds warrants that if we did not give effect to the Blocker their ownership interest in the Corporation would be 23.0%.

(4)
Based on information contained in a schedule 13G filed with the SEC on March 24, 2025 by Bleichroeder LP (“Bleichroeder”), Bleichroeder Holdings LLC and Andrew Gundlach, 1345 Avenue of the Americas, 47th Floor New York, NY 10105. The filing indicates that Bleichroeder, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is deemed to be the beneficial owner of 163,032 shares, as a result of acting as investment adviser to various clients. Clients of Bleichroeder have the right to receive and the ultimate power to direct the receipt of dividends from, or the proceeds of the sale of, such securities.

RECEIPT OF FINANCIAL STATEMENTS

At the Meeting, Shareholders will receive and consider the financial statements of the Corporation for the fiscal year ended December 31, 2024 and the auditor’s report thereon, but no vote by the Shareholders with respect thereto is required or proposed to be taken.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

Pursuant to the articles of the Corporation, the number of directors of the Corporation is set at a minimum of three and a maximum of eleven, and the Board is authorized to determine the actual number of directors to be elected from time to time. The Corporation currently has seven directors, all of whom are being proposed for nomination at the Meeting. Unless they resign, all directors elected at the Meeting will hold office until our next annual meeting of Shareholders or until their successors are elected or appointed.

The CBCA provides for a statutory voting requirement for uncontested directors elections whereby shareholders are allowed to vote “for” or “against” (as opposed to “for” and “withhold”) nominees for the Board. The required vote to elect a nominee to the Board is the majority of the votes cast for their election. If a nominee does not receive a majority of the votes cast for their election, the nominee will not be elected and the Board position will remain open or, if in the case of incumbent directors, such director may continue in office until the earlier of (i) the 90th day after the election, or (ii) the day on which his or her successor is appointed or elected.

The following incumbent directors of the Corporation are nominated for election at the Meeting.

Director	Experience and Qualifications
Carol G. Ashe(2)(3) Pennsylvania, United States Director Since August 2018

Ms. Ashe, age 67, has been the Chief Business Officer at the New York Genome Center, an independent, non-profit academic research institution focused on the advancement of genomic science and its application to drive novel biomedical discoveries to advance the understanding of the genetic basis of neurodegenerative disease, neuropsychiatric disease, and cancer, since 2014. Previously, she served as Vice President of Corporate Development for Endo’s (NASDAQ: ENDP) branded, generic and platform drug delivery pharmaceutical business units from 2011 to 2013; a Partner at SR One, the corporate venture capital fund of GlaxoSmithKline (NYSE: GSK) or “GSK”, from 2008 to 2010; and head of GSK’s US Corporate Legal Group supporting U.S.-based mergers, acquisitions, and equity investments from 2007 to 2008. Prior to that, Ms. Ashe led GSK’s Global Business Development Transactions Legal Team supporting both the pharmaceutical and consumer healthcare business units for many years until 2007. In 2020, Ms. Ashe joined the Board of Elicio Therapeutics, Inc.* (NASDAQ: ELTX), a clinical-stage biotechnology company developing a pipeline of novel immunotherapies for the treatment of cancer, as an independent director and she is a member of the Audit Committee, Nominating and Corporate Governance Committee and Chair of the Compensation Committee. Ms. Ashe received her BS degree in Biology from Pennsylvania State University, her law degree from Villanova University School of Law and is a registered patent attorney.

Ms. Ashe makes valuable contributions to the Board based on over 25 years of experience in the pharmaceutical and biotechnology industry in business development and as legal counsel for business development transactions and patent matters.

Dr. Denis Burger(1)(2)(3)(5) Oregon, United States Director Since 2007

Dr. Burger, age 81, currently is the managing member of Paradigm Ventures LLC, a healthcare consulting and funding firm based in Portland, Oregon, and has been since 1986. Previously, he co-founded Trinity Biotech, PLC, a diagnostic biotechnology company based in Dublin, Ireland, where he was Chairman from 1992 to 1995 and served on its board of directors until 2020 and chaired its Audit Committee from 1996 to 2016. Dr. Burger served as the Chairman, Chief Executive Officer and a Director of AVI Biopharma Inc., an Oregon-based biotechnology company, from 1996 to 2007. He was a co-founder and Chairman of Epitope Inc. from 1981 to 1990. Dr. Burger was Vice Chairman and Chief Scientific Officer of CytoDyn Inc. from 2014 to 2018. Dr. Burger has served as President of Yamhill Valley Vineyards since 1983. In addition, Dr. Burger previously held a professorship in the Department of Microbiology and Immunology and Surgery (Surgical Oncology) at the Oregon Health Sciences University in Portland. Dr. Burger received his M.Sc. and Ph.D. in Microbiology and Immunology from the University of Arizona.

Dr. Burger served on the board of directors of Epitope Inc (1986-1990)*, Trinity Biotech, PLC. (1992 to 2020)*, CytoDyn Inc. (2014 to 2018)* and AVI BioPharma Inc (1996-2007)*. Dr. Burger has served on the Board of Aptose since 2007 and was Chair of the Audit Committee of Aptose from 2008 to 2015.

Director	Experience and Qualifications

Dr. Burger makes valuable contributions to the Board based on his Ph.D. in microbiology and immunology, and his more than 25 years of experience in the biotechnology industry as a senior executive and as a corporate director.

Dr. Erich Platzer(2)(4) Basel, Switzerland Director Since 2014

Dr. Platzer, age 74, served as a board-certified physician in internal medicine, hematology and medical oncology between 1979 and 1991. In 2001, Dr. Platzer co-founded HBM Healthcare Investments (formerly HBM BioVentures), a global leader in healthcare investing and served as their investment advisor until 2015. Previously, he served as the business director of oncology, as well as the global strategic marketing and therapeutic area head of oncology at Roche, Basel. He also served in various other leadership roles at Roche and was responsible for various strategic corporate partnerships. He has over 12 years of experience in academic medicine and research and was a key member of the team at MSKCC that purified human G-CSF in 1983 (recombinant form: Neupogen®). He earned his M.D. from the Medical School of the University of Erlangen, where he also received his “Dr. med. habil.” (M.D., Ph.D.).

Dr. Platzer has served as a pharmaceutical industry expert on the board of directors of multiple biotech companies in both the U.S. and Europe. Currently he serves as chairman of Vivoryon Therapeutics NV, as well as a director of privately held Nitinotes Ltd. (Isreal), coramaze technologies GmbH (Germany) and LMD SA (Switzerland). He has also served as the president of Swiss business angel group StartAngelsNetwork and remains a board member of this organization.

Dr. Platzer makes valuable contributions to the Board based on over 25 years of experience in the biotechnology industry as a physician in hematology and medical oncology, as a corporate executive, and as a corporate director.

Dr. Bernd R. Seizinger(1)(4) New Jersey, United States Director Since 2022

Dr. Seizinger, age 68, is an accomplished senior executive leader with more than 25 years of industry experience in both U.S. and European biotechnology and pharmaceutical companies and multiple financial advisory positions.

His current positions include: Chairman of the board of directors, Oxford BioTherapeutics (U.K. private company, since 2016); Co-founder, executive chairman of the board and acting CEO, CryptoMedix (U.S. private company, since 2015). Furthermore, he is currently a member of the board of directors of the following publicly traded biotech companies: Aprea Therapeutics Inc. (U.S.; NASDAQ; since 2014)*; Oncolytics Biotech Inc. (Canada/U.S.; NASDAQ and TSX; since 2015)*; BioInvent International AB (Sweden; NASDAQ Stockholm; since 2018). In addition, he is currently serving on the advisory board of biotech venture capital fund Pureos (Switzerland; since 2019) and is senior advisor to biotech venture fund Hadean (Sweden & Norway; since 2018).

Previous positions include: Bristol-Myers Squibb (U.S.) where he served as VP for oncology drug discovery and VP for corporate and academic alliances. Subsequently, he served as executive vice president and CSO of U.S. biotech company Genome Therapeutics, followed by 12 years as CEO and President of German/U.S. biopharmaceutical company GPC Biotech (listed on Frankfurt Stock Exchange and NASDAQ).

Prior to his corporate appointments, Dr. Seizinger held senior faculty positions at Harvard Medical School and Massachusetts General Hospital and was a Visiting Professor at Princeton University during his tenure at Bristol-Myers Squibb.

Dr. Seizinger received his M.D. from Ludwig-Maximilians-Universität Munich, and his Ph.D. from Max-Planck-Institute of Psychiatry/Neurobiology in Munich.

Dr. Seizinger makes valuable contributions to the Board based on his insight and vast global biopharmaceutical experience.

Dr. William G. Rice(4) California, United States Director Since 2013

Dr. Rice, age 66, serves as the President, Chief Executive Officer and Chairman of the Board of Aptose and joined the company in 2013. Prior to joining Aptose, Dr. Rice served as the President, Chief Executive Officer, and Chairman of the Board of Directors of Cylene

Director	Experience and Qualifications

Pharmaceuticals, Inc., a private biotechnology company from 2003 to 2013. Prior to Cylene, Dr. Rice was the founder, President, Chief Executive Officer and Director of Achillion Pharmaceuticals, Inc. from 1998 to 2003. Dr. Rice also served at the National Cancer Institute-Frederick National Laboratory for Cancer Research (FNLCR) as Senior Scientist and Head of the Drug Mechanism Laboratory from 1992 to 1998, prior to which he served as a faculty member in the division of Pediatric Hematology and Oncology at the Emory University School of Medicine from 1989 to 1992. Dr. Rice performed his post-doctoral fellowship in the Department of Medicine, Division of Hematology and Oncology at the University of Michigan Medical Center from 1986 to 1989, prior to which he received his Ph.D. from the Emory University Department of Biochemistry in 1986.

Dr. Rice continues to serve as the Chairman of the Board of Directors of Cylene and was previously a member of the Board of Directors of Oncolytics Biotech Inc. (2015 to 2021)*.

Dr. Rice makes valuable contributions to the Board of Directors based on his Ph.D. in Biochemistry, his extensive involvement in preclinical and clinical studies, his proven record of financings and licensing deals, and his more than 25 years of experience in the biotechnology industry as a senior executive and as a corporate director.

Dr. Mark D. Vincent(3) )(4) Ontario, Canada Director Since 2007

Dr. Vincent, age 72, has been a Professor of Oncology at the University of Western Ontario since 2008 and a staff medical oncologist at the London Regional Cancer Program since 1990. Dr. Vincent has also served as the co-founder and Chief Executive Officer of Sarissa, Inc., a private company actively involved in the development of compounds which potentiate existing, approved targeted drugs including agents approved in leukemia, since 2000. Dr. Vincent holds multiple patents on the potentiation of cancer chemotherapy by the manipulation of drug resistance genes, sits on the advisory boards and speakers panels of several major pharmaceutical companies, and is a frequent international lecturer on the positioning of new drugs in the complex evolving management of lung and gastro-intestinal cancer. Dr. Vincent completed his oncology training at the Royal Marsden Hospital in London, England, with a major focus on leukemia/lymphoma.

Dr. Vincent makes valuable contributions to the Board based on over 25 years of experience as a medical oncologist.

Director	Experience and Qualifications
Warren Whitehead(1) Ontario, Canada Director Since 2011

Mr. Whitehead, age 72, serves as Chief Executive Officer of Amphotericin B Technologies, a subsidiary of Satellos Bioscience Inc. (“Satellos”), since April 2024. Previously, he served as the Head of Corporate Strategy and Chief Financial Officer of Satellos, a TSX-listed regenerative medicine company aimed at developing therapeutics for degenerative muscle diseases, since August 2021. He previously served as the Chief Financial Officer of ProMIS Neurosciences Inc. (formerly Amorfix Life Sciences Ltd.), a TSX-listed company targeting detection and effective treatment of Alzheimer’s disease and amyotrophic lateral sclerosis, from 2013 to 2015, after which he concentrated on his role on corporate boards until he joined Satellos in 2021. From 2006 to 2008, he was the Chief Financial Officer of Arius Research Inc., a TSX-listed company developing anti-cancer antibodies, where he provided financial guidance and leadership during the acquisition of Arius by Roche in 2008. He was also the former Chief Financial Officer of Labopharm Inc. from 2000 to 2006, where he completed a series of public equity financings, including a cross-border Nasdaq offering. Other positions include Chief Financial Officer of Resolution Pharmaceuticals Inc., and a position in finance and business development at Glaxo Canada (now GlaxoSmithKline). Mr. Whitehead holds an MBA, and BComm from the University of Windsor and a BA from the University of Western Ontario.

Mr. Whitehead was the former Chairman and board member of Plantform Corporation until 2019 and a former Board Member of Telesta Therapeutics (TSX), which was acquired by Prometic Life Sciences in 2016.

Mr. Whitehead makes valuable contributions to the Board based on his financial expertise as a Chartered Professional Accountant (CPA) who has held chief financial officer roles at publicly traded pharmaceutical and biotechnology firms.

1.
Member of the Audit Committee.
2.
Member of the Compensation Committee.
3.
Member of the Corporate Governance and Nominating Committee.
4.
Member of the R&D Committee.
5.
Lead Director of the Corporation.

* SEC reporting issuer

Other than as described below, no proposed director is, to the knowledge of the Corporation as at the date of the Proxy Statement, or has been, within 10 years before the date of this Proxy Statement, a director, chief executive officer or chief financial officer of any company (including Aptose) that: (i) was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under Canadian securities legislation that was in effect for a period of more than 30 consecutive days, (ii) was subject to cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under Canadian securities legislation that was in effect for a period of more than 30 consecutive days that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer, (iii) while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets, or (iv) become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromised with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

Dr. Seizinger was a non-executive independent director of Opsona Therapeutics Ltd., a private company formed under the laws of Ireland, which filed for a creditors’ voluntary liquidation under applicable Irish law in December 2018.

Moreover, no proposed director of the Corporation has been subject, to the knowledge of the Corporation, to (i) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority, or (ii) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

There are no family relationships among any of the director nominees, directors and/or any of Aptose’s executive officers. In addition, no nominee has an arrangement or understanding with another person under which he or she was or is to be selected as a director or nominee.

Board Recommendation

The Board recommends a vote FOR the election of all nominees for directors named in this Proxy Statement.

CORPORATE GOVERNANCE

Corporate governance relates to the activities of the Board, the members of which are elected by and are accountable to the Shareholders, and takes into account the role of the individual members of management who are appointed by the Board and who are charged with the day-to-day management of Aptose. The Board believes that sound corporate governance practices are essential to contributing to the effective and efficient decision-making of management and the Board and to the enhancement of Shareholder value. The Board and management believe that Aptose has a sound governance structure in place for both management and the Board. Of particular note, Aptose has:

•
a Board elected annually by a majority voting, with an established written mandate;
•
an audit committee (“Audit Committee”), compensation committee (“Compensation Committee”) and Corporate Governance and Nominating Committee each composed entirely of independent directors;
•
an independent Lead Director who presides over all independent sessions of the Board;
•
annual assessments of the Board, each committee and individual directors;
•
established a written Disclosure and Insider Trading Policy; and
•
established a written Code of Ethics.

Each of the committee charters and the Code of Ethics can be found on the Corporation’s website at https://ir.aptose.com/corporate-governance.

Board Mandate

The Board has adopted a mandate in which it explicitly assumes responsibility for stewardship of the Corporation. The Board is mandated to represent the Shareholders to ensure appropriate succession planning is in place, select the appropriate chief executive officer, assess and approve the strategic direction of the Corporation, ensure that appropriate processes for risk assessment, management and internal control are in place, monitor management performance against agreed benchmarks, and assure the integrity of financial reports. A copy of the Board Mandate is attached hereto as APPENDIX A.

Composition and Independence of the Board

The Corporation’s Board is currently composed of seven directors, a majority (six) of whom meet the independence standards under the rules and regulations of the SEC, and National Instrument 52-110 – Audit Committees (“NI 52-110”). Each year the Board reviews the composition of the Board and assesses whether a Board member is “independent”.

Director	Independence

Carol Ashe	Yes
Denis Burger	Yes
Erich Platzer	Yes
William G. Rice	No
Bernd R. Seizinger	Yes
Mark Vincent	Yes
Warren Whitehead	Yes

Dr. William G. Rice, Ph.D., Chairman, President and Chief Executive Officer of the Corporation is not an independent director because of his role in the Corporation’s management team.

Directors Skills and Experience Matrix

The following table provides summary information about the skills of the directors of the Corporation.

	Carol Ashe	Denis Burger	Erich Platzer	William G. Rice	Bernd R. Seizinger	Mark Vincent	Warren Whitehead
Governance/Public Company Board Experience

Senior Leadership Experience

Financial and Accounting

Industry Experience

Global Business Experience

Business Development and M&A Experience

Legal

Medicine & Science

Involvement of Directors with other Reporting Issuers

The following table outlines other reporting issuers where our directors serve on the Board:

Director	Reporting Issuer

Carol G. Ashe	Elicio Therapeutics, Inc.

Erich Platzer	Vivoryon Therapeutics NV

Bernd R. Seizinger	Aprea Therapeutics, Inc. Oncolytics Biotech Inc. BioInvent International AB

Board Leadership

The Corporation has a chair (the “Chair”) who is currently also the President and Chief Executive Officer of the Corporation, Dr. William G. Rice. As the Chair is an executive officer of the Corporation, the Corporation also has a Lead Director to ensure that the directors have an independent leadership contact and maintain and enhance the quality of the Corporation’s corporate governance practices. Dr. Denis Burger, an independent director, is currently the Lead Director.

The Chair and the Lead Director together provide leadership to the Board in discharging its mandate and also assist the Board in discharging its stewardship functions, which include (i) satisfying themselves as to the integrity of the senior officers of the Corporation and that the senior officers create a culture of integrity throughout the organization; (ii) strategic planning; (iii) identifying and managing risks; (iv) succession planning; (v) adopting a disclosure policy; (vi) internal control and management information systems; and (vii) the Corporation’s approach to corporate governance.

In addition, the Lead Director must satisfy itself as to the integrity of the Chief Executive Officer and that the Chief Executive Officer creates a culture of integrity throughout the organization. The Lead Director also provides advice, counsel and mentorship to the Chief Executive Officer.

Board Oversight of Risk

With regard to risk management, the Board ensures that the business of the Corporation is conducted in compliance with applicable laws and regulations and according to the highest ethical standards; will identify and document the financial risks and other risks that the Corporation faces in the course of its business and ensure that such risks are appropriately managed; and will adopt a disclosure policy.

The Board as a whole has responsibility for risk oversight, with more in-depth reviews of certain areas of risk being conducted by the relevant Board committees that report on their deliberations to the full Board. The Board and its committees fulfill their oversight responsibilities with the support of management, whose reporting processes are designed to provide information to the Board about the identification, assessment and management of critical risks and management’s risk mitigation strategies. Areas of risk evaluated include regulatory, operational, financial (accounting, liquidity and tax), legal, cybersecurity compensation, competitive, health, safety and reputational risks.

The Audit Committee, Corporate Governance and Nominating Committee and Compensation Committee oversee risks associated with their respective principal areas of focus. The Audit Committee’s role includes a particular focus on the qualitative aspects of financial reporting to stockholders, on our processes for the management of business and financial risk, our financial reporting obligations and for compliance with significant applicable legal, ethical and regulatory requirements. The Audit Committee, along with management, is also responsible for developing and participating in a process for review of important financial and operating topics that present potential significant risk to the Corporation. The Compensation Committee is responsible for overseeing risks and exposures associated with our compensation programs and arrangements, including our executive and director compensation programs and arrangements, and management succession planning. The Corporate Governance and Nominating Committee oversees risks relating to our corporate governance matters and policies and director succession planning.

We recognize that a fundamental part of risk management is understanding not only the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for that company. Through their involvement in setting our business strategy, the Board can assess management’s appetite for risk and also determine what constitutes an appropriate level of risk for the Corporation.

We believe our current Board leadership structure is appropriate and helps ensure proper risk oversight for the Corporation. The full Board conducts general risk oversight in connection with its role in reviewing our key long-term and short-term business strategies and monitoring on an ongoing basis the implementation of our key business strategies, while our standing Board committees conduct more specific risk oversight related to their responsibilities. The Chair ensures that there is sufficient time on the Board agenda for risk management discussions.

Nomination of Directors

Directors of the Corporation are expected to bring to the Board the broadest possible knowledge and depth of experience from their chosen business or profession. Directors should evidence a demonstrated ability to deal with business, financial and social issues, both nationally and internationally. This implies a capacity to provide additional strength, diversity of views and up-to-date perceptions to the Board and its deliberations. It is the mandate of the Corporate Governance and Nominating Committee to identify and recommend qualified candidates for the Board. In assessing whether identified candidates are suitable for the Board, the Corporate Governance and Nominating Committee considers: (i) the competencies and skills considered necessary for the Board as a whole; (ii) the competencies and skills that the existing directors possess and the competencies and skills nominees will bring to the Board; and (iii) whether nominees can devote sufficient time and resources to his or her duties as a member of the Board. Potential candidates for membership on the Board will not be denied consideration by reason of race, sex, religion or affiliation with some special constituency group, nor will any candidate be selected solely for such reason.

It is the Corporate Governance and Nominating Committee’s policy to consider director candidates recommended by our Shareholders in accordance with the provisions set forth in our Advance Notice By-Law, which may be accessed on our website at www.aptose.com in the Investors section. Candidates recommended by the Corporation’s Shareholders will be considered by the Corporate Governance and Nominating Committee and, as stated in the Corporate Governance and Nominating Committee Charter, such candidates shall be evaluated in the same manner as all other director candidates. During 2024, we received no recommendations of director candidates from our Shareholders.

For additional details, please see above under “Questions About the Annual and Special Meeting and Voting Your Shares—How can I make a Shareholder proposal for the 2026 Annual and Special Meeting of Shareholders?”

Diversity

The Corporate Governance and Nominating Committee takes diversity, including diversity of experience, perspective and education, as well as individuals from other designated groups such as women, Aboriginal people, persons with disabilities and members of visible minorities (collectively, the “Designated Groups”), into consideration as part of its overall recruitment and selection process in respect of its Board and management. The Corporation does not have a formal policy on the representation of women or other members of the Designated Groups on the Board or management of the Corporation. The Board does not believe that a formal policy will necessarily result in the identification or selection of the best candidates. As such, the Corporation does not see any meaningful value in adopting a formal policy in this respect at this time as it does not believe that it would further enhance diversity, including gender diversity, beyond the current recruitment and selection process carried out by the Corporate Governance and Nominating Committee. However, the Board is mindful of the benefit of diversity on the Board and management of the Corporation and the need to maximize the effectiveness of the Board and management and their respective decision-making abilities.

The Corporate Governance and Nominating Committee believes that having a diverse Board and management team offers a depth of perspective and enhances Board and management operations. The Corporate Governance and Nominating Committee values diversity of experience, perspective, education and race, and considers the representation of women and other members of the Designated Groups, as part of its overall annual evaluation of director nominees for election or re-election as well as candidates for management positions.

In addition, in searches for new directors or officers, the Corporate Governance and Nominating Committee will consider the level of representation of women and other members of the Designated Groups on the Board and in management and this will be one of several factors used in its search process. This will be achieved through continuously monitoring the level of representation of women and other members of the Designated Groups on the Board and in management positions and, where appropriate, recruiting qualified candidates who are members of the Designated Groups as part of the Corporation’s overall recruitment and selection process to fill Board or management positions, as the need arises, through vacancies, growth or otherwise.

The Board has not adopted targets regarding the representation of women and other members of Designated Groups on the Board and in executive officer positions due to the small size of the Corporation and the need to consider a balance of criteria in each individual appointment. It is important that each appointment to the Board or in executive officer positions be made, and be perceived as being made, on the merits of the individual and the needs of the Corporation at the relevant time. In addition, targets based on specific criteria such as gender or race, could limit the Board’s ability to ensure that the overall composition of the Board or management of the Corporation meets the needs of the Corporation. We are actively seeking additional candidates to join our Board and we strongly prioritize diverse candidates.

Currently, one out of seven (14%) members of the Board and one out of seven (14%) of the officers are women. One officer identifies as being of “Hispanic, Latinx or Spanish origin” and one director identifies as being part of the LGBTQ+ group. Otherwise, no members of the Board or officers of the Corporation self-identify as being part of any of the Designated Groups.

Director Term Limits and Other Mechanisms of Board Renewal

The Board has not adopted term limits for directors or other mechanisms of board renewal at this time as it believes that the imposition of director term limits or other mechanisms of board renewal on a board implicitly discounts the value of experience and continuity amongst the Board members and runs the risk of excluding experienced and potentially valuable board members as a result of arbitrary determination. The Board believes that it can best strike a balance between continuity and fresh perspectives without mandated term limits or other mechanisms of board renewal.

Position Descriptions

The Board has developed written position descriptions, which are reviewed annually, for the Chairman and the chairs of each of the committees. The Chief Executive Officer also has a written position description that has been approved by the Board and is reviewed annually.

Orientation and Continuing Education

It is the mandate of the Corporate Governance and Nominating Committee to ensure that a process is established for the orientation and education of new directors that addresses the nature and operation of the Corporation’s business and their responsibilities and duties as directors (including the contribution individual directors are expected to make and the commitment of time and resources that the Corporation expects from its directors).

The orientation includes an overview of the Corporation’s history and operations, a review of industry conditions and competition, an introduction to the Corporation’s management team and corporate and business information. Any further orientation is dependent on the needs of the new member and may include items such as formal training sessions and attendance at seminars.

With respect to the continuing education of directors, the Corporate Governance and Nominating Committee ensures that directors receive adequate information and continuing education opportunities on an ongoing basis to enable directors to maintain their skills and abilities as directors and to ensure their knowledge and understanding of the Corporation’s business remains current.

Assessments

It is the Board’s mandate, in conjunction with the Corporate Governance and Nominating Committee, to assess the participation, contributions and effectiveness of the Chair and the individual members of the Board on an annual basis. The Board also monitors the effectiveness of the Board and its committees and the actions of the Board as viewed by the individual directors and senior management.

The Board has developed a formal questionnaire to be completed by each director on an annual basis for the purpose of formally assessing the effectiveness of the Board as a whole, committees of the Board, and the contribution of individual directors. These questionnaires, and the issues arising therefrom, are intended to be reviewed and assessed by the Lead Director on an annual basis or more frequently from time to time as the need arises. The Lead Director takes appropriate action as required based on the results obtained.

Meeting Attendance

As stated in the Board Mandate, all directors are expected to attend each meeting in person, by phone or by video conference depending on the format of the meeting, to the extent practicable. The Board of Directors held eleven meetings during 2024, the Audit Committee met four times, the Corporate Governance and Nominating Committee met two times, the Compensation Committee met four times and the R&D Committee met nil times.

The following table illustrates the attendance record of each director for all Board and committee meetings held for the year ended December 31, 2024.

Director	Meetings Attended

	Audit Committee		Corporate Governance and Nominating Committee		Compensation Committee	R&D Committee	Board
Carol G. Ashe	—		2 of 2		4 of 4	—	11 of 11
Denis Burger	4 of 4		2 of 2		4 of 4	—	11 of 11
Erich Platzer	—		—		4 of 4	—	11 of 11
William G. Rice	3 of 4	(1)	2 of 2	(1)	—	—	11 of 11
Bernd R. Seizinger	4 of 4		—		—	—	10 of 11
Mark Vincent	—		2 of 2		—	—	10 of 11
Warren Whitehead	4 of 4		—		—	—	11 of 11

(1)
Although not a member of the Audit Committee and Corporate Governance and Nominating Committee, Dr. Rice participated in 3 of 4 Audit Committee meetings and 4 of 4 Corporate Governance and Nominating Committee meetings for the year ended December 31, 2024 on invitation as a member of management.

All director nominees are expected to attend the Meeting. William G. Rice, Denis Burger, Carol G. Ashe, Erich Platzer, Bernd Seizinger, Mark Vincent and Warren Whitehead attended last year’s Annual and Special Meeting of Shareholders.

Executive Sessions

The independent directors meet regularly without the presence of the non-independent directors and members of management. During the year ended December 31, 2024, independent directors met five times without the presence of the management non-independent director as part of meetings of the Board, and members of the Audit Committee and Corporate Governance and Nominating Committee each met four times without the presence of management as part of meetings of their committees. All meetings of the Compensation Committee in 2024 were held without the presence of management (including the non-independent director).

Ethical Business Conduct

We have adopted a code of ethics for directors, officers (including our principal executive officer, principal financial officer and principal accounting officer) and employees, known as the Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics is available on our website at http://www.aptose.com under the Corporate Governance section of our Investors page. We will promptly disclose on our website (i) the nature of any amendment to the policy that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and (ii) the nature of any waiver, including an implicit waiver, from a provision of the policy that is granted to one of these specified individuals that is required to be disclosed pursuant to SEC rules and regulations, the name of such person who is granted the waiver and the date of the waiver.

The Corporate Governance and Nominating Committee regularly monitors compliance with the Code through communications with management and reports through the Disclosure and Insider Trading Policy (as described below) and ensures that management of the Corporation encourages and promotes a culture of ethical business conduct. A copy of the Code may be found by accessing the SEC’s EDGAR filing database at www.sec.gov, on SEDAR+ at www.sedarplus.ca and on our website at www.aptose.com.

The Corporation has developed a Disclosure and Insider Trading Policy that covers “whistle blowing” and provides an anonymous means for employees and officers to report violations of the Code or any other corporate policies, in addition to providing guidelines on employee trading in the Corporation’s securities.

The Board has not granted any waiver of the Code in favor of a director or officer of the Corporation. No material change reports have been filed since the beginning of the Corporation’s most recently completed fiscal year that pertain to any conduct of a director or executive officer that constitutes a departure from the Code.

Conflicts of Interest

The Corporate Governance and Nominating Committee monitors the disclosure of conflicts of interest by directors and ensures that no director will vote or participate in a discussion on a matter in respect of which such director has a material interest.

Shareholder Communications with the Board

Shareholders may communicate with the Board or any one particular director by sending correspondence, addressed to Mr. Fletcher Payne, Senior Vice President, Chief Financial Officer, Chief Business Officer and Corporate Secretary, 12770 High Bluff Drive, San Diego, California, 92130, with an instruction to forward the communication to the Board or one or more particular directors. He will forward promptly all such shareholder communications to the Board, or the one or more particular directors, after ascertaining whether the communications are appropriate to the duties and responsibilities of the Board.

Board Committees

The Corporation has a standing Audit Committee, a Corporate Governance and Nominating Committee and a Compensation Committee, each of which are composed entirely of independent directors. The Corporation also has a standing R&D Committee. Each current member of the R&D Committee, except for Dr. Rice, qualifies as “independent” under the the rules and regulations of the SEC and NI 52-110.

Audit Committee

Membership. The current members of the Audit Committee are Denis Burger, Bernd R. Seizinger and Warren Whitehead. Mr. Whitehead is the Chair of the Audit Committee. The Board has determined that all members of the Audit Committee qualify as financial experts under the listing standards of Nasdaq.

In addition, each current member of the Audit Committee qualifies as “independent” for purposes of membership on audit committees under the rules and regulations of the SEC and NI 52-110.

Meetings. The Audit Committee met four times during the period from January 1, 2024 until December 31, 2024.

Committee Mandate. Among its responsibilities, the Audit Committee:

•
serves as an independent and objective party to monitor the integrity of our financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance, including the review of our consolidated financial statements, MD&A and annual and interim results;
•
identifies and monitors the management of the principal risks that could impact our financial reporting;
•
monitors the independence and performance of our independent auditors, including the pre-approval of all audit fees and all permitted non-audit services in accordance with federal securities laws and the rules and regulations of the SEC;
•
provides an avenue of communication among the independent auditors, management, and the Board; and
•
encourages continuous improvement of, and foster adherence to, our policies, procedures and practices at all levels.

The Audit Committee is also responsible for implementing and overseeing our whistle-blowing procedures and reviewing the Corporation’s plans to mitigate cybersecurity risks and respond to data breaches.

Corporate Governance and Nominating Committee

Membership. The current members of the Corporate Governance and Nominating Committee are Mark Vincent, Carol Ashe and Denis Burger. Dr. Vincent is the Chair of the Corporate Governance and Nominating Committee. Each current member of the Committee qualifies as “independent” under the rules and regulations of the SEC and NI 52-110.

Meetings. The Corporate Governance and Nominating Committee met two times during the period from January 1, 2024 until December 31, 2024. In addition, governance matters were discussed and considered at the Board level.

Committee Mandate. Among its responsibilities, the Corporate Governance and Nominating Committee:

•
identifies qualified individuals to become Board members, consistent with criteria approved by the Board;
•
determines the composition of the Board and its committees;
•
selects the director nominees for the next annual meeting of shareholders;
•
monitors a process to assess Board, committee and management effectiveness;
•
aids and monitors management succession planning; and
•
develops, recommends to the Board, implements and monitors policies and processes related to the Corporation’s corporate governance guidelines

Compensation Committee

Membership. The Compensation Committee is currently comprised of Carol Ashe, Denis Burger and Erich Platzer. Dr. Burger is the Chair of the Compensation Committee. Each current member of the Compensation Committee qualifies as “independent” for purposes of membership on compensation committees under the rules and regulations of the SEC and NI 52-110, and as a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.

Meetings. The Compensation Committee met four times during the period from January 1, 2024 until December 31, 2024. In addition, compensation matters were discussed and considered at the Board level.

Committee Mandate. Among its responsibilities, the Compensation Committee:

•
reviews and makes recommendations to the Board regarding the corporate goals and objectives, performance and compensation of the Chief Executive Officer and other senior executive officers on an annual basis;
•
evaluates the performance of the Chief Executive Officer and other senior executive officers;
•
makes recommendations to the Board with respect to the compensation policies for the non-employee directors;
•
makes recommendations regarding annual bonus policies for employees, the incentive-compensation plans and equity-based plans for the Corporation; and
•
reviews executive compensation disclosure before the Corporation publicly discloses this information.

As part of its process to make recommendations to the Board with respect of the compensation for the non-employee directors and other employees of the Corporation, the Compensation Committee consults with the President and Chief Executive Officer and other officers of the Corporation to obtain recommendations as it deems necessary.

Further information pertaining the compensation of directors and officers and the role and policies of the Compensation Committee can be found in this Proxy Statement under the heading “Executive Compensation”.

R&D Committee

Membership. The current members of the R&D Committee are Erich Platzer, William Rice, Bernd R. Seizinger and Mark Vincent. Dr. Seizinger is the Chair of the R&D Committee. Each current member of the R&D Committee, except for Dr. Rice, qualifies as “independent” under the rules and regulations of the SEC and NI 52-110.

Meetings. The R&D Committee did not meet during the period from January 1, 2024 until December 31, 2024.

Committee Mandate. The R&D Committee’s responsibilities include:

•
serving in an advisory role and interacts with both management and external advisors to develop insights and recommendations regarding the Corporation’s approach to product development and technical innovation;
•
assisting management in the identification, evaluation and oversight of appropriate technology and product development investments;
•
overseeing the innovation strategy of the Corporation, including periodic reviews of the Corporation’s research and development portfolio and its overall competitiveness, the science and technology underlying major research and development initiatives, the competitive environment and disruptive technology impacts;
•
providing feedback and input regarding the Corporation’s development of innovative business models, strategies and tactics; and
•
assisting the Board with the interpretation of scientific and clinical development data.

PROPOSAL NO. 2—APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been the independent auditor of the Corporation since 1994. A representative of KPMG LLP is expected to be telephonically present at the virtual Meeting, where he or she will be available to respond to appropriate questions and, if he or she desires, to make a statement.

On April 15, 2025, KPMG LLP notified the Corporation that it has decided to decline to stand for re-appointment as the Corporation’s independent registered public accounting firm to serve as independent auditor. However, KPMG LLP has advised the Corporation that it will remain the Corporation’s independent registered public accounting firm until completion of its review of the consolidated interim financial statements of the Corporation and subsidiaries as of and for the three months ended March 31, 2025 and, if requested by the Corporation, as of and for the three and six months ended June 30, 2025.

The Audit Committee has commenced a process to identify, and recommend the appointment of, a new independent registered public accounting firm to replace KPMG LLP. As a result, this Proxy Statement does not contain the name of the new independent registered public accounting firm to be recommended for appointment. The Corporation cannot currently determine with certainty whether that search process will be completed prior to the Meeting on May 27, 2025 and thus is separately asking Shareholders to vote on a proposal to approve any adjournment of the Meeting. See “Proposal No. 6 – Approval of Adjourn the Meeting” below. Once the search process is complete and the new independent registered public accounting firm to be recommended for appointment is known, the Corporation will advise the Shareholders whether a representative of the new independent registered public accounting firm will be present at the Meeting, whether he or she will be available to respond to appropriate questions and, if he or she will have the opportunity, if desired, to make a statement. The Corporation will make a copy of such news release available through our website at www.aptose.com and will make appropriate public filings with the SEC and include the press release on the Corporation’s profile on SEDAR+ at www.sedarplus.ca.

Board Recommendation

The Board unanimously recommends a vote FOR the appointment of the Corporation’s independent registered public accounting firm as the Corporation’s independent auditor for the fiscal year ending on December 31, 2025 and to authorize the Board to fix the independent auditor’s remuneration.

Audit, Audit-Related, Tax and Other Fees

The tables below present fees for professional services rendered by KPMG LLP for the fiscal years ended December 31, 2024 and 2023, respectively.

	Aggregate Amount Billed(3)
	2024	2023
Audit Fees(1)	$587,537	$467,098
Tax Fees(2)	7,226	30,129
Total	$594,763	$497,227

(1)
Audit fees consisted of the audit of our annual financial statements for the fiscal years ended December 31, 2024 and 2023, respectively, and interim reviews. In addition, audit fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the issuer’s financials and include the provision of comfort letters and consents and the review of documents filed with regulatory authorities.
(2)
Tax fees include fees billed for assistance in the preparation of corporate tax returns and related filings and general tax advisory services.
(3)
All fees by KPMG are invoiced and paid in Canadian dollars. Fees for 2024 have been translated to US dollars at the Bank of Canada average annual exchange rate of 0.7300 and 2023 have been translated to US dollars at the Bank of Canada average annual exchange rate of 0.7410.

Pre-Approval Policies and Procedures

The Audit Committee has adopted procedures pursuant to which all audit, audit-related and tax services, and all permissible non-audit services provided by our independent registered public accounting firm must be pre-approved by the Audit Committee. All services rendered by KPMG LLP during our fiscal year 2024 were permissible under applicable laws and regulations and were all approved in advance by the Audit Committee in accordance with the rules adopted by the SEC in order to implement requirements of the Sarbanes-Oxley Act of 2002.

Audit Committee Report

This report is furnished by the Audit Committee of the Board with respect to our financial statements for the year ended December 31, 2024.

One of the purposes of the Audit Committee is to oversee our accounting and financial reporting processes and the audit of our annual financial statements. Our management is responsible for the preparation and presentation of complete and accurate financial statements. Our independent registered public accounting firm, KPMG LLP, is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report on their audit.

In performing its oversight role, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2024 with our management. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has discussed with KPMG LLP, our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities Exchange Commission. The Audit Committee has received the written disclosures and the letter from KPMG LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding communications with audit committees concerning independence. The Audit Committee has discussed with KPMG LLP its independence and concluded that the independent registered public accounting firm is independent from our company.

Based on the review and discussions of the Audit Committee described above, the Audit Committee recommended to the Board that our audited financial statements for the year ended December 31, 2024 be included in our Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the Securities and Exchange Commission.

Audit Committee

Warren Whitehead, Chair

Denis Burger

Bernd R. Seizinger

PROPOSAL NO. 3—ADVISORY (NON-BINDING) VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

As required by Section 14A of the Exchange Act, the Corporation is seeking a vote on an advisory basis to approve the compensation of the Named Executive Officers (as defined below), as disclosed in this Proxy Statement. Because this vote is advisory, the results will not be binding on the Corporation or the Board. However, this proposal, commonly known as a “say-on-pay” proposal, gives Shareholders the opportunity to endorse or not endorse the Corporation’s executive compensation programs and the results will be taken into consideration when future decisions regarding executive compensation are made. The Corporation provides its Shareholders with the opportunity to cast an annual advisory vote on executive compensation (commonly known as a ‘Say on Pay Proposal’).

As described under “Executive Compensation” below, the Corporation believes that its executive compensation programs are designed to:

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attract and retain qualified, motivated and achievement-oriented individuals by offering compensation that is competitive in the industry and marketplace, especially given the current challenging market conditions for recruiting and retaining talent;
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align executive interests with the interests of Shareholders; and
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ensure that individuals continue to be compensated in accordance with their personal performance and responsibilities and their contribution to the overall objectives of the Corporation.

These objectives are achieved by offering executives and employees a compensation package that is competitive and rewards the achievement of both short-term and long-term objectives of the Corporation.

The Corporation, the Board and the Compensation Committee believe that the executive compensation of its Named Executive Officers is reasonable and appropriate, justified by the Corporation’s performance and conducive for long-term value creation. The Corporation’s view is that the compensation of its executives must be competitive, weighted and fair. For this reason, the Compensation Committee retained Radford (an Aon Consulting Company) in 2018, 2020, 2022 and 2023, to provide independent advice regarding executive compensation to the Compensation Committee. Radford concluded, in 2023, that the executive compensation program was positioned at the market’s 50th percentile in the aggregate (50th to 75th percentile for the long-term incentives pre-commercial portion of the compensation package, with the potential for actual compensation being higher or lower based on performance).

The Corporation urges Shareholders to read the section entitled “Executive Compensation” and the related narrative and tabular compensation disclosure included in this Proxy Statement. The section entitled “Executive Compensation” provides detailed information regarding the Corporation’s executive compensation program, as well as the compensation of the Named Executive Officers.

At the Meeting, Shareholders will be asked to consider and, if deemed appropriate, to approve, an advisory (non-binding) resolution in the form set out below (the “Say-on-Pay Resolution”), subject to such amendments, variations or additions as may be approved at the Meeting. In order to be passed, the advisory (non-binding) Say-on-Pay Resolution must be passed by a majority of the votes cast by Shareholders present virtually or by proxy at the Meeting.

The text of the advisory (non-binding) Say-on-Pay Resolution to be submitted to Shareholders at the Meeting is set forth below:

BE IT RESOLVED THAT the compensation paid to the Corporation’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and related narrative discussion contained in the proxy statement dated April , 2025, is approved on an advisory basis.

Board Recommendation

The Board believes the passing of the Say-on-Pay Resolution is in the best interest of the Corporation and unanimously recommends a vote FOR the passing of the Say-on-Pay Resolution.

PROPOSAL NO. 4—APPROVAL OF AMENDMENT TO THE CORPORATION’S 2021 STOCK INCENTIVE PLAN

At the Meeting, Shareholders will be asked to approve an ordinary resolution (the “Amendment Resolution”) approving an amendment to the Corporation’s 2021 stock incentive plan (the “2021 Stock Incentive Plan”) to increase the number of Shares reserved thereunder by 458,126 Shares. All other provisions of the 2021 Stock Incentive Plan remain in full force and effect. A copy of the 2021 Stock Incentive Plan, as proposed to be amended, is attached hereto as APPENDIX B.

The Board believes that our success depends, in large part, in attracting and retaining employees, officers, consultants, advisors, independent contractors and non-employee directors capable of assuring the future success of the Corporation. Accordingly, the purpose of the 2021 Stock Incentive Plan is to offer such persons incentives to put forth maximum efforts for the success of the Corporation’s business and to compensate such persons through stock-based awards in the form of share options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”) or dividend equivalents (collectively, “Awards”), and provide them with opportunities for stock ownership in the Corporation, thereby aligning their interests with those of the Shareholders. The 2021 Stock Incentive Plan is the only omnibus equity incentive plan under which the Corporation may grant equity awards.

As of April 22, 2025, there were Shares subject to issuance upon exercise of outstanding options under all of our equity compensation plans, representing approximately % of the Shares outstanding, at a weighted average exercise price of $ , and a weighted average remaining life of years. There were no issued and outstanding Awards other than options. As of April 22, 2025, we had Shares available for future Awards under the 2021 Stock Incentive Plan, or approximately % of the Shares outstanding.

The Board believes that the number of Shares currently remaining available for issuance pursuant to future Awards is not sufficient for future granting needs. In addition, the Compensation Committee has considered our historical annual burn rate in granting Awards and believes that our burn rate is reasonable for a clinical-stage biotechnology company that is prudently planning for success, see “Annual Burn Rate”. Accordingly, on April 15, 2025, the Board unanimously approved, subject to the approval of the Shareholders, an amendment to the 2021 Stock Incentive Plan to increase the number of Shares reserved thereunder by 458,126 Shares (the “Amendment”). We expect that the proposed Share pool under the 2021 Stock Incentive Plan will allow us to continue to grant equity awards at our historic rates for the next 2 years. Future circumstances may require us to change our current equity grant practices, the future price of our Shares, our future sales of equity securities, or future human capital management needs with any degree of certainty at this time, and the Share reserve under the 2021 Stock Incentive Plan, as amended, could last for a shorter or longer time.

The proposed Amendment increases the number of Shares available for issuance pursuant to the 2021 Stock Incentive Plan by 458,126 Shares, representing approximately % of the Shares outstanding as of April 22, 2025. This % increase would bring the total number of Shares subject to issuance upon exercise of outstanding options under all of our eauity compensation plans, plus the total number of Shares available for future Awards under the 2021 Stock Incentive Plan, to , or approximately 20% of the issued and outstanding Shares.

The maximum number of Shares issuable pursuant to the 2021 Stock Incentive Plan is currently 23,406 Shares, plus the number of Shares subject to awards outstanding under the Corporation’s share option plan (the “Prior Awards”) that are not purchased or are forfeited, paid in cash or reacquired by the Corporation, or otherwise not delivered to the participant due to termination or cancellation of such Prior Award. If Shareholders approve the Amendment, subject to equitable adjustment in the event of any change in capitalization, Awards may be made under the 2021 Stock Incentive Plan for up to the sum of 481,172 Shares, plus the number of Shares subject to Prior Awards that are not purchased or are forfeited, paid in cash or reacquired by the Corporation, or otherwise not delivered to the participant due to termination or cancellation of such Prior Award.

The Shares available for grant, if the Amendment is approved, would facilitate our ability to continue to grant equity incentives, which is vital to our ability to fully engage, attract and retain the highly skilled individuals which are so valuable to our business. We strongly believe that the approval of the Amendment is instrumental to our continued success.

2021 Stock Incentive Plan Highlights, as proposed to be amended, and Certain Important Provisions

•
Overall Share Limit. The total number of Shares reserved under the 2021 Stock Incentive Plan is 481,172 Shares, which represents an increase of 458,126 Shares in the number of Shares reserved for issuance thereunder, subject to equitable adjustment in the event of any change in capitalization.

•
Outstanding Awards under Incentive Plans. As of April 22, 2025, there were Shares subject to issuance upon exercise of outstanding options under all of our equity compensation plans, at a weighted average exercise price of $ 1, and a weighted average remaining life of years. There were no issued and outstanding Awards other than options.
•
No Liberal Recycling Provisions. The 2021 Stock Incentive Plan provides that the following Shares shall not be recycled and shall not be made available again for grant under the 2021 Stock Incentive Plan: (i) any Shares which would have been issued upon any exercise of an option but for the fact that the exercise price was paid by a “net exercise” or any Shares tendered in payment of the exercise price of an option; (ii) any Shares withheld by the Corporation or Shares tendered to satisfy tax withholding obligations with respect to an Award; (iii) Shares covered by a stock-settled SAR issued under the 2021 Stock Incentive Plan that are not issued in connection with settlement in Shares upon exercise; or (iv) Shares that are repurchased by the Corporation using option exercise proceeds.
•
No Repricing of “Underwater” Options. The Corporation will not reprice any previously granted Award for which the fair market value (being the closing price of the Shares, as reported on the Nasdaq or Toronto Stock Exchange (“TSX”), the “Fair Market Value”) is less than the exercise price without Shareholder approval other than as a result of certain customary capitalization adjustments.
•
No Discount. All options must have an exercise price equal to or greater than the Fair Market Value of the underlying Shares on the date of grant.
•
Change in Control. Customary “Change in Control” provisions are triggered by the consummation of certain transactions, and not their approvals by the Board or the Shareholders. In addition, no Award agreement shall contain a definition of change in control that has the effect of accelerating the exercisability of any Award or the lapse of restrictions related to any Award upon only the announcement or Shareholder approval of (rather than consummation of) any reorganization, merger or consolidation of, or sale or other disposition of all or substantially all of the assets of, the Corporation.
•
Awards Subject to Clawback Policy. Awards under the 2021 Stock Incentive Plan are subject to an incentive compensation recovery policy (the “Clawback Policy”) adopted by the Corporation, as it may be amended from time to time.
•
No Dividend Equivalents Paid on Unvested Awards. Under the 2021 Stock Incentive Plan, dividend and dividend equivalent amounts with respect to any Share underlying a restricted stock or RSU award may be accrued but shall not be paid until all conditions or restrictions relating to such Share have been satisfied, waived or lapsed. In addition, the 2021 Stock Incentive Plan prohibits the granting of dividend equivalents on stock options and SARs.
•
Annual Limit on Awards to Directors. Under the 2021 Stock Incentive Plan, the maximum value of all equity and cash-based compensation granted to a non-employee director cannot exceed $500,000 in any calendar year (and for this purpose equity value is determined using grant date value under applicable financial accounting rules). The independent, non-employee members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that he or she may not participate in the decision.

Summary of the 2021 Stock Incentive Plan

The following brief summary of the 2021 Stock Incentive Plan, as proposed to be amended, is not intended to be exhaustive and is qualified in its entirety by the terms of the 2021 Stock Incentive Plan, a copy of which is attached hereto as APPENDIX B.

1 Canadian exercise prices have been converted to U.S. dollars based on an exchange rate as of April 22, 2025 of US$1.00 equals C$ .

Eligibility

Eligibility under the 2021 Stock Incentive Plan is limited to employees, officers, non-employee directors, consultants, independent contractors or advisors providing services to the Corporation or any entity controlled by the Corporation (an “Affiliate”), or any person to whom an offer of employment or engagement with the Corporation or any Affiliate is extended (the "Participants").

As of April 22, 2025, there were employees, officers, non-employee directors and consultants who are eligible to participate under the 2021 Stock Incentive Plan. The Committee or subcommittee of the Board appointed from time to time by the Board to administer the 2021 Stock Incentive Plan (the “Administrator”), in its sole discretion, will determine which eligible persons will receive Awards under the 2021 Stock Incentive Plan.

New Plan Benefits

Future benefits under the 2021 Stock Incentive Plan, as proposed to be amended, cannot be determined at this time because the grants are at the discretion of the Board and because their value may be dependent upon the satisfaction of vesting conditions and the future price of the Shares. For additional information on the grants and awards made under the 2021 Stock Incentive Plan during the year ended December 31, 2024, see “Summary Compensation Table.”

Shares Available for Awards

Subject to customary capitalization adjustments, as of April 22, 2025, the aggregate number of Shares that may be issued under all Awards under the 2021 Stock Incentive Plan, as proposed to be amended, shall equal 481,172 Shares. Any Shares subject to an Award pursuant to the Corporation’s share option plan (the “Share Option Plan”) or the 2021 Stock Incentive Plan that are forfeited, cancelled, exchanged or surrendered or that otherwise terminates or expires without a distribution of Shares shall again be available for grant under the 2021 Stock Incentive Plan. Shares underlying Awards that can only be paid in cash do not count against the overall 2021 Stock Incentive Plan share limit.

The 2021 Stock Incentive Plan provides that the following Shares shall not be recycled and again made available for grant under the 2021 Stock Incentive Plan: (i) any Shares which would have been issued upon any exercise of an option but for the fact that the exercise price was paid by a “net exercise” or any Shares tendered in payment of the exercise price of an option; (ii) any Shares withheld by the Corporation or Shares tendered to satisfy tax withholding obligations with respect to an Award; (iii) Shares covered by a stock-settled SAR issued under the 2021 Stock Incentive Plan that are not issued in connection with settlement in Shares upon exercise; or (iv) Shares that are repurchased by the Corporation using option exercise proceeds. In addition, Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Corporation or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the 2021 Stock Incentive Plan.

In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Shares, other securities or property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Corporation, issuance of warrants or other rights to purchase Shares or other securities of the Corporation order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2021 Stock Incentive Plan, then the Administrator shall, in accordance with applicable law and in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, and (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards.

Types of Awards

Options

The 2021 Stock Incentive Plan authorizes awards of options. Subject to the limitations of the 2021 Stock Incentive Plan, the Administrator may grant options for such number of Shares and having such terms as the Administrator designates.

Options shall vest and be exercisable in the timeframe determined by the Administrator, which shall be set forth in the applicable option award agreement. The Administrator fixes the term of each option when granted, but such term may not be greater than 10 years from the date of grant. The exercise price of options is established by the Administrator and shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except in limited circumstances. Payment for the exercise price may be made in cash or its equivalent, payment in unrestricted Shares already owned by the participant or, to the extent permitted under the relevant option award agreement, payment through (i) the sale by a broker acceptable to the Corporation on behalf of the participant of a portion of the Shares subject to the option, or (ii) the withholding of Shares that would otherwise be issuable in connection with the exercise of the options.

Stock Appreciation Rights

The 2021 Stock Incentive Plan authorizes awards of SARs, which confer to the holder a right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the SAR as specified in the relevant award agreement, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the SAR. The terms and conditions of a SAR will be set forth in an applicable award agreement, as determined by the Administrator. The Administrator fixes the term of each SAR when granted, but such term may not be greater than 10 years from the date of grant.

Restricted Stock

The 2021 Stock Incentive Plan authorizes awards of Restricted Stock, which will confer to the holder Shares subject to such restrictions as the Administrator may impose in an award agreement.

Restricted Stock shall be issued at the time such Awards are granted and will be held by the Corporation or a nominee until they are no longer subject to restrictions.

The 2021 Stock Incentive Plan authorizes the Administrator to pay dividends to holders of Restricted Stock.

RSUs

The 2021 Stock Incentive Plan authorizes awards of RSUs, which will confer to the holder a right to receive Shares (or a cash payment equal to the Fair Market Value of such Shares) at some future date, subject to such restrictions as the Administrator may impose in an Award agreement.

For RSUs, no Shares shall be issued at the time such Awards are granted. Upon the satisfaction, waiver, or lapse of restrictions relating to RSUs, Shares (or a cash payment equal to the Fair Market Value of such Shares) shall be issued and delivered to the holder of such RSUs.

The 2021 Stock Incentive Plan authorizes the Administrator to grant dividend equivalents to RSU holders (generally as additional RSUs), under which the participant shall be entitled to receive payments equivalent to and in lieu of the amount of cash dividends otherwise paid by the Corporation to holders of Shares. RSU dividend equivalents may be accrued but not paid out to a participant until all conditions or restrictions relating to such RSUs have been satisfied, waived or lapsed.

Limitations on Non-Employee Director Awards

The sum of the grant date fair value of equity-based Awards and the amount of any cash-based compensation granted to a non-employee director during any calendar year shall not exceed $500,000, subject to certain exceptions for compensation granted to a non-executive chair of the Board, in limited circumstances.

Transfer of Awards

No Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferrable other than by will or by the laws of descent and distribution. In addition, no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Corporation or any Affiliate.

Amendment and Termination

The Board may from time to time amend, suspend or terminate the 2021 Stock Incentive Plan or any Award agreement, and the Administrator may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may (except as expressly provided in the 2021 Stock Incentive Plan), materially and adversely alter or impair the terms or conditions of the Award previously granted without the participant’s consent. Any amendment to the 2021 Stock Incentive Plan, an Award agreement or to the terms of any Award previously granted is subject to compliance with all applicable laws, rules, regulations and policies of any applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange.

Prior approval of the Shareholders shall be required to make any amendment to the 2021 Stock Incentive Plan or an Award that would (i) require Shareholder approval under the rules of the TSX, the rules or regulations of the SEC, or any other securities exchange that is applicable to the Corporation; (ii) increase the number of Shares authorized under the 2021 Stock Incentive Plan; (iii) permit repricing of Options or SARs, which is currently prohibited; (iv) permit the award of Options or SARs at a price less than 100% of the Fair Market Value of a Share on the date of grant; (v) increase the maximum term permitted for options and for SARs; or (vi) increase the maximum number of Shares or dollar value of Awards which can be granted to a participant in a calendar year.

Change in Control

Effective upon the consummation (or immediately prior to the consummation) of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Corporation or any other similar corporate transaction or event involving the Corporation (each, a “Change in Control Event”), the Administrator may, in its sole discretion, provide for (i) the termination of any Award, whether or not vested, in exchange for an amount of cash and/or other property; (ii) the replacement of any Award with other rights or property selected by the Administrator in its sole discretion; (iii) the Award to be assumed by, or substituted for a similar Award from, the successor or survivor of the Corporation, or a parent or subsidiary thereof, with appropriate adjustments; (iv) the vesting or exercisability of Awards notwithstanding anything to the contrary in the applicable Award Agreement; or (v) the determination of a future date after which Awards cannot vest, be exercised or become available, which may be the effective date of the Change in Control Event.

Clawback Provisions

All awards under the 2021 Stock Incentive Plan are subject to forfeiture or other penalties pursuant to the Clawback Policy.

U.S. Federal Income Tax Consequences

The following is a summary of certain anticipated material U.S. federal income tax consequences generally applicable to Awards to U.S. Participants (as defined below) made under the 2021 Stock Incentive Plan.

This summary is for general information purposes only and does not purport to be a complete analysis or listing of all potential U.S. federal income tax consequences that may apply to a U.S. Participant with respect to Awards under the 2021 Stock Incentive Plan. In addition, certain participants in the 2021 Stock Incentive Plan who are not U.S. Participants may be subject to U.S. federal income tax, depending on specific facts and circumstances, and this summary does not address U.S. federal income tax consequences with respect to those individuals. Further, this summary does not take into account the individual facts and circumstances of any particular U.S. Participant that may affect the U.S. federal income tax consequences of Awards under the 2021 Stock Incentive Plan. This summary does not address the U.S. federal net investment income tax, U.S. federal alternative minimum tax, U.S. federal estate and gift tax, U.S. state and local tax, and non-U.S. tax consequences to U.S. Participants. Except as specifically set forth below, this summary does not discuss applicable income tax reporting requirements. Accordingly, this summary is not intended to be, and should not be construed as, legal or U.S. federal income tax advice with respect to any U.S. Participant. Each U.S. Participant should consult his or her own financial advisor, legal counsel, or accountant regarding the U.S. federal, U.S. state and local, and non-U.S. tax consequences of participation in the 2021 Stock Incentive Plan.

No legal opinion from U.S. legal counsel or ruling from the Internal Revenue Service (the “IRS”) has been requested, or will be obtained, regarding the U.S. federal income tax consequences to a U.S. Participant arising from and relating to Awards under the 2021 Stock Incentive Plan. This summary is not binding on the IRS, and the IRS is not precluded from taking a position that is different from, and contrary to, the positions taken in this summary.

Each U.S. Participant should seek U.S. federal tax advice, based on such U.S. Participant’s particular circumstances, from their own tax advisor.

Scope of This Disclosure

Authorities

This summary is based on the Internal Revenue Code of 1986, as amended (the Code”), Treasury Regulations promulgated thereunder, published IRS rulings, published administrative positions of the IRS, the Convention Between Canada and the United States of America with Respect to Taxes on Income and on Capital, signed September 26, 1980, as amended (the “Canada-U.S. Tax Convention”), and U.S. court decisions that are applicable as of the date of this document. Any of the authorities on which this summary is based could be changed in a material and adverse manner at any time, and any such change could be applied on a retroactive basis. This summary does not discuss the potential effects, whether adverse or beneficial, of any proposed legislation that, if enacted, could be applied on a retroactive or prospective basis.

U.S. Participants

For purposes of this summary of U.S. federal income tax consequences, a “U.S. Participant” is an officer, director, employee, consultant or other person who provide services to the Corporation or any related entity who receives awards under the 2021 Stock Incentive Plan and who is either a citizen of the U.S. or a resident alien of the U.S. for purposes of the Code and the Canada-U.S. Tax Convention. In addition, this summary is limited to U.S. Participants who hold Awards and/or Shares, as applicable, as a capital asset within the meaning of Section 1221 of the Code (generally, as property held for investment).

Non-U.S. Participants

For purposes of this summary, a “non-U.S. Participant” is an officer, director, employee, consultant or other person who provide services to the Corporation or any related entity who receives awards under the 2021 Stock Incentive Plan but who is not a U.S. Participant. This summary does not address the U.S. federal income tax consequences of participation in the 2021 Stock Incentive Plan by a non-U.S. Participant. Accordingly, a non-U.S. Participant should consult his or her own financial advisor, legal counsel, or accountant regarding the U.S. federal, U.S. state and local, and non-U.S. tax consequences (including the potential application of any tax treaties) of awards under the 2021 Stock Incentive Plan.

Certain Special Rules

The foreign earned income exclusion provisions and the foreign tax credit provisions of the Code may, under certain circumstances, reduce the U.S. federal income tax liability of a U.S. Participant with respect to participation in the Plan. U.S. Participants should consult their own financial advisor, legal counsel, or accountant regarding the foreign earned income exclusion provisions and the foreign tax credit provisions of the Code.

Certain U.S. Federal Income Tax Consequences of Awards under the 2021 Stock Incentive Plan

The following is a summary of certain anticipated material U.S. federal income tax consequences with respect to Awards under the 2021 Stock Incentive Plan. Failure to comply with Section 409A of the Code could lead to different and less favorable tax treatment. For the tax consequences of ownership and disposition of Shares received pursuant to any of the aforementioned Awards, see the section below under the heading “Tax Consequences of the Ownership and Disposition of Shares”. The 2021 Stock Incentive Plan is designed to permit the award of Incentive Stock Options qualified under Section 422 of the Code or non-qualified stock options for U.S. federal income tax purposes. The following discussion is subject in its entirety to the passive foreign investment company rules discussed below.

Nonqualified Stock Options

A U.S. Participant will not be deemed to have received taxable income upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, a U.S. Participant generally will be deemed to have received taxable ordinary income in an amount equal to the excess of the fair market value of the Shares received on the date of exercise over the option price.

Upon the exercise of a nonqualified stock option, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the amount included in income by the U.S. Participant as a result of such exercise. This deduction will be available to us in the tax year in which the U.S. Participant recognizes the income.

The income arising from a U.S. Participant who is an employee exercising a nonqualified stock option will be treated as compensation income for any applicable income and payroll tax withholding purposes, and the Committee may allow the U.S. Participant to satisfy the tax withholding obligation by withholding a portion of the Shares that would otherwise be delivered upon exercise. The basis of Shares received upon the exercise of a nonqualified stock option will be the option exercise price paid plus the amount recognized by the U.S. Participant as taxable income attributable to such Shares as a result of the exercise. Gain or loss recognized by the U.S. Participant on a subsequent disposition of any such Shares will be capital gain or loss if such Shares constitute a capital asset in the hands of the U.S. Participant. A U.S. Participant’s holding period will commence on the date of exercise.

Incentive Stock Options

U.S. Participants will not be deemed to recognize taxable income upon the grant or exercise of an incentive stock option. If a U.S. Participant makes no disposition of the Shares received upon exercise within the one-year period beginning after the transfer of such Shares to the U.S. Participant nor within two years from the date of grant of the incentive stock option, and if the U.S. Participant at all times from the date of the grant of the incentive stock option to a date three months before the date of exercise has been our employee, any gain recognized on the disposition of the Shares acquired upon exercise will be long-term capital gain. The difference between the fair market value of the Shares at the time of exercise and the exercise price will, however, be an item of tax preference, and may subject a U.S. Participant to the alternative minimum tax. We will not be entitled to any deduction with respect to the grant or exercise of the incentive stock option or the transfer of Shares acquired upon exercise.

If the U.S. Participant makes a disposition of the Shares before the expiration of the one- or two-year holding periods described above (such disposition, a “Disqualifying Disposition”), the U.S. Participant will be deemed to have received taxable ordinary income at the time of such Disqualifying Disposition to the extent that the fair market value of the Shares at the time of exercise, or, if less, the amount realized on such disposition, exceeds the exercise price. To the extent that the amount realized on such Disqualifying Disposition exceeds the fair market value of the Shares at the time of exercise, such excess will be taxed as capital gain if the Shares are otherwise a capital asset in the hands of the U.S. Participant. To the extent the U.S. Participant recognizes ordinary income on a Disqualifying Disposition of the Shares, we may be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the U.S. Participant.

SARs

A U.S. Participant will not be deemed to have received taxable income upon the grant or vesting of a SAR. Upon the exercise of a SAR, a U.S. Participant generally will be deemed to have received income, taxable for U.S. federal income tax purposes at ordinary income rates, equal to the fair market value at the time of exercise of any Shares received plus the amount of any cash received, and we will ordinarily be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the U.S. Participant as a result of such exercise.

The income arising from a U.S. Participant who is an employee exercising a SAR will be treated as compensation income for any applicable withholding tax purposes and the Committee may allow the U.S. Participant to satisfy the tax withholding obligation by withholding a portion of the Shares that would otherwise be delivered upon exercise. The basis of Shares received upon the exercise of a SAR will equal the fair market value of the Shares at the time of exercise. Gain or loss recognized by the U.S. Participant on a subsequent disposition of any such Shares will be capital gain or loss if such Shares constitute a capital asset in the hands of the U.S. Participant.

Restricted Stock

Recipients of grants of restricted stock generally will be required to include as taxable ordinary income the fair market value of the restricted stock at the time it is no longer subject to a substantial risk of forfeiture. In contrast, unrestricted stock grants are taxable at grant. An Award holder who makes an election under Section 83(b) of the Code (an “83(b) election”) within 30 days of the date of grant of the restricted stock will incur taxable ordinary income on the date of grant equal to the fair market value of such shares of restricted stock (determined without regard to forfeiture restrictions). With respect to the sale of Shares after the forfeiture restrictions have expired, the holding period to determine whether the Award recipient has long-term or short-term capital gain (or loss) generally begins when the restrictions expire, and the tax basis for such Shares will generally be based on the fair market value of the Shares on that date. However, if the Award holder made an 83(b) election as described above, the holding period commences on the date of such election, and the tax basis will be equal to the fair market value of the Shares on the date of the election (determined without regard to the forfeiture restrictions on the Shares). If the Award permits dividends to accrue while the restricted stock is subject to a substantial risk of forfeiture, such dividends will be paid if and when the underlying shares vests and will also be taxed as ordinary income. We generally will be entitled to an income tax deduction equal to amounts the Award holder includes in ordinary income at the time of such income inclusion.

Restricted Stock Units

Recipients of grants of restricted stock units will not incur any U.S. federal income tax liability at the time the Awards are granted. Award holders will recognize ordinary income equal to (i) the amount of cash received under the terms of the Award or, as applicable, (ii) the fair market value of the Shares received (determined as of the date of receipt) under the terms of the Award. We generally will be entitled to an income tax deduction equal to amounts the Award holder includes in ordinary income at the time of such income inclusion.

Dividends and Dividend Equivalents

If a restricted stock Award permits dividends to accrue while the restricted stock is subject to a substantial risk of forfeiture, such dividends will be paid if and when the underlying stock vests and will also be taxed as ordinary income, unless the U.S. Participant has elected under Section 83(b) of the Code to accelerate income recognition and the taxability of the Award to the date of grant. If a restricted stock unit permits dividend equivalent amounts to accrue while the restricted stock unit is subject to a substantial risk of forfeiture, such dividend equivalent amounts will be paid if and when the underlying stock units are paid in cash or Shares and will also be taxed as ordinary income.

Special Rules for Executive Officers Subject to Section 16 of the Exchange Act.

Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made under Section 83(b) of the Code, Shares received through the exercise or settlement of an Award may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period.

Section 409A of the Code

The foregoing discussion of tax consequences of Awards under the 2021 Stock Incentive Plan assumes that the Award discussed is either not considered a “deferred compensation arrangement” subject to Section 409A of the Code, or has been structured to comply with its requirements. If an Award is considered a deferred compensation arrangement subject to Section 409A but fails to comply, in operation or form, with the requirements of Section 409A, the affected U.S. Participant would generally be required to include in income when the Award vests the amount deemed “deferred,” would be required to pay an additional 20% income tax, and would be required to pay interest on the tax that would have been paid but for the deferral. The Committee intends to administer and interpret the 2021 Stock Incentive Plan and all Award agreements in a manner designed to satisfy the requirements of Section 409A of the Code and to avoid any adverse tax results thereunder to a holder of an Award.

Withholdings

All Awards under the 2021 Stock Incentive Plan are subject to applicable deductions at source and tax reporting.

U.S. Federal Income Tax Consequences of Holding and Disposing of Shares pursuant to awards under the 2021 Stock Incentive Plan

The following discussion is subject, in its entirety, to the rules described below under the heading “Passive Foreign Investment Company Rules”.

Distributions on Shares

A U.S. Participant that receives a distribution, including a constructive distribution, with respect to a Share will be required to include the amount of such distribution in gross income as a dividend (without reduction for any Canadian income tax withheld from such distribution) to the extent of the Corporation’s current or accumulated “earnings and profits”, as computed for U.S. federal income tax purposes. A dividend generally will be taxed to a U.S. Participant at ordinary income tax rates if the Corporation is a PFIC for the tax year of such distribution or was a PFIC for the preceding tax year. To the extent that a distribution exceeds the Corporation’s current and accumulated “earnings and profits”, such distribution will be treated first as a tax-free return of capital to the extent of a U.S. Participant’s tax basis in the Shares and thereafter as gain from the sale or exchange of such Shares. (See “Sale or Other Taxable Disposition of Shares” below). However, the Corporation does not intend to maintain the calculations of its earnings and profits in accordance with U.S. federal income tax principles, and each U.S. Participant therefore should assume that any distribution by the Corporation with respect to the Shares will constitute ordinary dividend income. Dividends received on Shares by corporate U.S. Participants generally will not be eligible for the “dividends received deduction”. Subject to applicable limitations and provided the Corporation is eligible for the benefits of the Canada-U.S. Tax Convention or the Shares are readily tradable on a United States securities market, dividends paid by the Corporation to non-corporate U.S. Participants, including individuals, in respect of Shares generally will be eligible for the preferential tax rates applicable to long-term capital gains for dividends, provided certain holding period and other conditions are satisfied, including that the Corporation not be classified as a PFIC in the tax year of distribution or in the preceding tax year. The dividend rules are complex, and each U.S. Participant should consult its own tax advisors regarding the application of such rules.

Sale or Other Taxable Disposition of Shares

Upon the sale or other taxable disposition of Shares, a U.S. Participant generally will recognize capital gain or loss in an amount equal to the difference between the U.S. dollar value of cash received plus the fair market value of any property received and such U.S. Participant’s tax basis in such Shares sold or otherwise disposed of. Gain or loss recognized on such sale or other disposition generally will be long-term capital gain or loss if, at the time of the sale or other disposition, the Shares have been held for more than one year.

Preferential tax rates currently apply to long-term capital gain of a U.S. Participant that is an individual, estate, or trust. There are currently no preferential tax rates for long-term capital gain of a U.S. Participant that is a corporation. Deductions for capital losses are subject to significant limitations under the Code.

Passive Foreign Investment Company Rules

If the Corporation were to constitute a “passive foreign investment company” or “PFIC” within the meaning of Section 1297 of the Code for any year during a U.S. Participant’s holding period, then certain potentially adverse rules would affect the U.S. federal income tax consequences to a U.S. Participant resulting from the acquisition, ownership and disposition of Shares. The Corporation believes that it was a PFIC for its most recently completed taxable year and based on the nature of its business, the projected composition of its gross income and the projected composition and estimated fair market value of its assets, the Corporation expects to be a PFIC for its current taxable year and may be a PFIC in subsequent tax years. No opinion of legal counsel or ruling from the IRS concerning its status as a PFIC has been obtained or is currently planned to be requested. The determination of whether any corporation was, or will be, a PFIC for a tax year depends, in part, on the application of complex U.S. federal income tax rules, which are subject to differing interpretations. In addition, whether any corporation will be a PFIC for any tax year depends on the assets and income of such corporation over the course of each such tax year and, as a result, the status of the Corporation or any of its subsidiaries for the current year cannot be predicted with certainty as of the date of this document. Accordingly, there can be no assurance that the IRS will not challenge any determination made by the Corporation or any of its subsidiaries concerning its PFIC status. Each U.S. Participant should consult its own tax advisors regarding the PFIC status of the Corporation and each of its subsidiaries.

In any year in which the Corporation is classified as a PFIC, a U.S. Participant will be required to file an annual report with the IRS containing such information as Treasury Regulations and/or other IRS guidance may require. In addition to penalties, a failure to satisfy such reporting requirements may result in an extension of the time period during which the IRS can assess a tax. U.S. Participants should consult their own tax advisors regarding the requirements of filing such information returns under these rules, including the requirement to file an IRS Form 8621 annually.

The Corporation generally will be a PFIC if, for a tax year, (a) 75% or more of its gross income is passive income (the “PFIC income test”) or (b) 50% or more of the value of its assets either produce passive income or are held for the production of passive income, based on the quarterly average of the fair market value of such assets (the “PFIC asset test”). “Gross income” generally includes all sales revenues less the cost of goods sold, plus income from investments and from incidental or outside operations or sources, and “passive income” generally includes, for example, dividends, interest, certain rents and royalties, certain gains from the sale of shares and securities, and certain gains from commodities transactions.

For purposes of the PFIC income test and PFIC asset test described above, if the Corporation owns, directly or indirectly, 25% or more of the total value of the outstanding shares of another corporation, the Corporation will be treated as if it (a) held a proportionate share of the assets of such other corporation and (b) received directly a proportionate share of the income of such other corporation. In addition, for purposes of the PFIC income test and PFIC asset test described above, and assuming certain other requirements are met, “passive income” does not include certain interest, dividends, rents, or royalties that are received or accrued by the Corporation from certain “related persons” (as defined in Section 954(d)(3) of the Code) also organized in Canada, to the extent such items are properly allocable to the income of such related person that is not passive income.

Under certain attribution rules, if the Corporation is a PFIC, U.S. Participants will generally be deemed to own their proportionate share of the Corporation’s direct or indirect equity interest in any company that is also a PFIC (a “Subsidiary PFIC”), and will generally be subject to U.S. federal income tax on their proportionate share of (a) any “excess distributions,” as described below, on the shares of a Subsidiary PFIC and (b) a disposition or deemed disposition of the shares of a Subsidiary PFIC by the Corporation or another Subsidiary PFIC, both as if such U.S. Participants directly held the shares of such Subsidiary PFIC. In addition, U.S. Participants may be subject to U.S. federal income tax on any indirect gain realized on the shares of a Subsidiary PFIC on the sale or disposition of Shares. Accordingly, U.S. Participants should be aware that they could be subject to tax under the PFIC rules even if no distributions are received and no redemptions or other dispositions of Shares are made.

Under proposed Treasury Regulations, if a U.S. Participant has an option, warrant or other right to acquire shares of a PFIC (such as the options), such option, warrant or right is considered to be PFIC shares subject to the default rules of Section 1291 of the Code. Under the rules described below, the holding period for the Shares received upon the exercise of a stock option will begin on the date a U.S. Participant is issued such stock option. This will impact the availability of the QEF Election and Mark-to-Market Election (each as defined below) with respect to the Shares received upon exercise of such option.

Default PFIC Rules Under Section 1291 of the Code

If the Corporation is a PFIC for any tax year during which a U.S. Participant owns Shares, the U.S. federal income tax consequences to such U.S. Participant of the acquisition, ownership, and disposition of Shares will depend on whether and when such U.S. Participant makes an election to treat the Corporation and each Subsidiary PFIC, if any, as a “qualified electing fund” or “QEF” under Section 1295 of the Code (a “QEF Election”) or makes a mark-to-market election under Section 1296 of the Code (a “Mark-to-Market Election”). A U.S. Participant that does not make either a QEF Election or a Mark-to-Market Election will be referred to in this summary as a “Non-Electing U.S. Participant.”

A Non-Electing U.S. Participant will be subject to the rules of Section 1291 of the Code (described below) with respect to: (a) any gain recognized on the sale or other taxable disposition of Shares; and (b) any “excess distribution” received on the Shares. A distribution generally will be an “excess distribution” to the extent that such distribution (together with all other distributions received in the current tax year) exceeds 125% of the average distributions received during the three preceding tax years (or during a U.S. Participant’s holding period for the Shares, if shorter).

Under Section 1291 of the Code, if the Corporation is a PFIC, any gain recognized on the sale or other taxable disposition of Shares (including an indirect disposition of the shares of any Subsidiary PFIC), and any “excess distribution” received on Shares or with respect to the shares of a Subsidiary PFIC, must be ratably allocated to each day in a Non-Electing U.S. Participant’s holding period for the respective Shares. The amount of any such gain or excess distribution allocated to the tax year of disposition or distribution of the excess distribution and to years before the entity became a PFIC, if any, would be taxed as ordinary income (and not eligible for certain preferred rates). The amounts allocated to any other tax year would be subject to U.S. federal income tax at the highest tax rate applicable to ordinary income in each such year, and an interest charge would be imposed on the tax liability for each such year, calculated as if such tax liability had been due in each such year. A Non-Electing U.S. Participant that is not a corporation must treat any such interest paid as “personal interest,” which is not deductible.

If the Corporation is a PFIC for any tax year during which a Non-Electing U.S. Participant holds Shares, the Corporation will continue to be treated as a PFIC with respect to such Non-Electing U.S. Participant, regardless of whether the Corporation ceases to be a PFIC in one or more subsequent tax years. If the Corporation ceases to be a PFIC, a Non-Electing U.S. Participant may terminate this deemed PFIC status by electing to recognize gain (which will be taxed under the rules of Section 1291 of the Code discussed above), but not loss, as if Shares were sold on the last day of the last tax year for which the Corporation was a PFIC.

QEF Election

A U.S. Participant that makes a timely and effective QEF Election for the first tax year in which the holding period of its Shares begins generally will not be subject to the rules of Section 1291 of the Code discussed above with respect to its Shares. A U.S. Participant that makes a timely and effective QEF Election will be subject to U.S. federal income tax on such U.S. Participant’s pro rata share of (a) the Corporation’s net capital gain, which will be taxed as long-term capital gain to such U.S. Participant, and (b) the Corporation’s ordinary earnings, which will be taxed as ordinary income to such U.S. Participant. Generally, “net capital gain” is the excess of (i) net long-term capital gain over (ii) net short-term capital loss, and “ordinary earnings” are the excess of (x) “earnings and profits” over (y) net capital gain. A U.S. Participant that makes a QEF Election will be subject to U.S. federal income tax on such amounts for each tax year in which the Corporation is a PFIC, regardless of whether such amounts are actually distributed to such U.S. Participant by the Corporation. However, for any tax year in which the Corporation is a PFIC and has no net income or gain, U.S. Participants that have made a QEF Election would not have any income inclusions as a result of the QEF Election. If a U.S. Participant that made a QEF Election has an income inclusion, such a U.S. Participant may, subject to certain limitations, elect to defer payment of current U.S. federal income tax on such amounts, subject to an interest charge. If such U.S. Participant is not a corporation, any such interest paid will be treated as “personal interest,” which is not deductible.

A U.S. Participant that makes a timely and effective QEF Election with respect to the Corporation generally (a) may receive a tax-free distribution from the Corporation to the extent that such distribution represents the Corporation’s “earnings and profits” that were previously included in income by the U.S. Participant because of such QEF Election and (b) will adjust such U.S. Participant’s tax basis in the Shares to reflect the amount included in income or allowed as a tax-free distribution because of such QEF Election. In addition, a U.S. Participant that makes a QEF Election generally will recognize capital gain or loss on the sale or other taxable disposition of Shares.

The procedure for making a QEF Election, and the U.S. federal income tax consequences of making a QEF Election, will depend on whether such QEF Election is timely. A QEF Election will be treated as “timely” if such QEF Election is made for the first year in the U.S. Participant’s holding period for the Shares in which the Corporation is a PFIC. A U.S. Participant may make a timely QEF Election by filing the appropriate QEF Election documents at the time such U.S. Participant files a U.S. federal income tax return for such year. If a U.S. Participant does not make a timely and effective QEF Election for the first year in the U.S. Participant’s holding period for the Shares, the U.S. Participant may still be able to make a timely and effective QEF Election in a subsequent year if such U.S. Participant meets certain requirements and makes a “purging” election to recognize gain (which will be taxed under the rules of Section 1291 of the Code discussed above) as if such Shares were sold for their fair market value on the day the QEF Election is effective. If a U.S. Participant makes a QEF Election but does not make a “purging” election to recognize gain as discussed in the preceding sentence, then such U.S. Participant shall be subject to the QEF Election rules and shall continue to be subject to tax under the rules of Section 1291 of the Code discussed above with respect to its Shares. If a U.S. Participant owns PFIC shares indirectly through another PFIC, separate QEF Elections must be made for the PFIC in which the U.S. Participant is a direct shareholder and the Subsidiary PFIC for the QEF rules to apply to both PFICs.

A QEF Election will apply to the tax year for which such QEF Election is timely made and to all subsequent tax years, unless such QEF Election is invalidated or terminated or the IRS consents to revocation of such QEF Election. If a U.S. Participant makes a QEF Election and, in a subsequent tax year, the Corporation ceases to be a PFIC, the QEF Election will remain in effect (although it will not be applicable) during those tax years in which the Corporation is not a PFIC. Accordingly, if the Corporation becomes a PFIC in another subsequent tax year, the QEF Election will be effective and the U.S. Participant will be subject to the QEF rules described above during any subsequent tax year in which the Corporation qualifies as a PFIC.

As discussed above, under proposed Treasury Regulations, if a U.S. Participant has an option, warrant or other right to acquire shares of a PFIC (such as the options), such option, warrant or right is considered to be PFIC shares subject to the default rules of Section 1291 of the Code. However, a U.S. Participant of an option, warrant or other right to acquire shares of a PFIC may not make a QEF Election that will apply to the option, warrant or other right to acquire PFIC shares. In addition, under proposed Treasury Regulations, if a U.S. Participant holds an option, warrant or other right to acquire shares of a PFIC, the holding period with respect to shares of shares of the PFIC acquired upon exercise of such option, warrant or other right will include the period that the option, warrant or other right was held.

Consequently, under the proposed Treasury Regulations, if a U.S. Participant holding Shares received upon exercise of options makes a QEF Election, such election generally will not be treated as a timely QEF Election with respect to such Shares (unless such options are exercised in the same tax year in which they are received and a QEF Election is made for such tax year) and the rules of Section 1291 of the Code discussed above will continue to apply with respect to such U.S. Participant’s Shares. However, a U.S. Participant holding Shares received upon exercise of options should be eligible to make a timely QEF Election if such U.S. Participant makes a “purging” or “deemed sale” election to recognize gain (which will be taxed under the rules of Section 1291 of the Code discussed above) as if such Shares were sold for fair market value. As a result of the “purging” or “deemed sale” election, the U.S. Participant will have a new tax basis and holding period in the Shares acquired upon the exercise of the options for purposes of the PFIC rules. In addition, gain recognized on the sale or other taxable disposition (other than by exercise) of the options by a U.S. Participant will be subject to the default rules of Section 1291 of the Code discussed above. Each U.S. Participant should consult its own tax advisor regarding the application of the PFIC rules to the Shares.

U.S. Participants should be aware that there can be no assurances that the Corporation will satisfy the record keeping requirements that apply to a QEF, or that the Corporation will supply U.S. Participants with information that such U.S. Participants are required to report under the QEF rules, in the event the Corporation is a PFIC. Thus, U.S. Participants may not be able to make a QEF Election with respect to their Shares. Each U.S. Participant should consult its own tax advisors regarding the availability of, and procedure for making, a QEF Election.

A U.S. Participant makes a QEF Election by attaching a completed IRS Form 8621, including a PFIC Annual Information Statement, to a timely filed United States federal income tax return. However, if the Corporation does not provide the required information with regard to the Corporation or any of its Subsidiary PFICs, U.S. Participants will not be able to make a QEF Election for such entity and will continue to be subject to the rules of Section 1291 of the Code discussed above that apply to Non-Electing U.S. Participants with respect to the taxation of gains and excess distributions.

Mark-to-Market Election

A U.S. Participant may make a Mark-to-Market Election only if the Shares are marketable stock. The Shares generally will be “marketable stock” if the Shares are regularly traded on (a) a national securities exchange that is registered with the SEC, (b) the national market system established pursuant to section 11A of the Exchange Act, or (c) a foreign securities exchange that is regulated or supervised by a governmental authority of the country in which the market is located, provided that (i) such foreign exchange has trading volume, listing, financial disclosure, and surveillance requirements, and meets other requirements and the laws of the country in which such foreign exchange is located, together with the rules of such foreign exchange, ensure that such requirements are actually enforced and (ii) the rules of such foreign exchange effectively promote active trading of listed shares. If such shares are traded on such a qualified exchange or other market, such shares generally will be “regularly traded” for any calendar year during which such shares are traded, other than in de minimis quantities, on at least 15 days during each calendar quarter. Each U.S. Participant should consult its own tax advisor in this matter.

A U.S. Participant that makes a Mark-to-Market Election with respect to its Shares generally will not be subject to the rules of Section 1291 of the Code discussed above with respect to such Shares. However, if a U.S. Participant does not make a Mark-to-Market Election beginning in the first tax year of such U.S. Participant’s holding period for the Shares for which the Corporation is a PFIC and such U.S. Participant has not made a timely QEF Election, the rules of Section 1291 of the Code discussed above will apply to certain dispositions of, and distributions on, the Shares.

A U.S. Participant that makes a Mark-to-Market Election will include in ordinary income, for each tax year in which the Corporation is a PFIC, an amount equal to the excess, if any, of (a) the fair market value of the Shares, as of the close of such tax year over (b) such U.S. Participant’s adjusted tax basis in such Shares. A U.S. Participant that makes a Mark-to-Market Election will be allowed a deduction in an amount equal to the excess, if any, of (a) such U.S. Participant’s adjusted tax basis in the Shares, over (b) the fair market value of such Shares (but only to the extent of the net amount of previously included income as a result of the Mark-to-Market Election for prior tax years).

A U.S. Participant that makes a Mark-to-Market Election generally also will adjust such U.S. Participant’s tax basis in the Shares to reflect the amount included in gross income or allowed as a deduction because of such Mark-to-Market Election. In addition, upon a sale or other taxable disposition of Shares, a U.S. Participant that makes a Mark-to-Market Election will recognize ordinary income or ordinary loss (not to exceed the excess, if any, of (a) the amount included in ordinary income because of such Mark-to-Market Election for prior tax years over (b) the amount allowed as a deduction because of such Mark-to-Market Election for prior tax years). Losses that exceed this limitation are subject to the rules generally applicable to losses provided in the Code and Treasury Regulations.

A U.S. Participant makes a Mark-to-Market Election by attaching a completed IRS Form 8621 to a timely filed United States federal income tax return. A Mark-to-Market Election applies to the tax year in which such Mark-to-Market Election is made and to each subsequent tax year, unless the Shares cease to be “marketable stock” or the IRS consents to revocation of such election. Each U.S. Participant should consult its own tax advisors regarding the availability of, and procedure for making, a Mark-to-Market Election.

Although a U.S. Participant may be eligible to make a Mark-to-Market Election with respect to the Shares, no such election may be made with respect to the shares of any Subsidiary PFIC that a U.S. Participant is treated as owning, because such shares are not marketable. Hence, the Mark-to-Market Election will not be effective to avoid the application of the default rules of Section 1291 of the Code described above with respect to deemed dispositions of Subsidiary PFIC stock or excess distributions from a Subsidiary PFIC to its shareholder.

Other PFIC Rules

Under Section 1291(f) of the Code, the IRS has issued proposed Treasury Regulations that would impact certain consequences of the application of the PFIC regime to U.S. Participants. Among other consequences, and subject to certain exceptions, such proposed Treasury Regulations would cause a U.S. Participant that had not made a timely QEF Election to recognize gain (but not loss) upon certain transfers of Shares that would otherwise be tax-deferred (e.g., gifts and exchanges pursuant to corporate reorganizations) in the event the Corporation is a PFIC during such U.S. Participant’s holding period for the relevant Shares. However, the specific U.S. federal income tax consequences to a U.S. Participant may vary based on the manner in which Shares are transferred.

If finalized in their current form, the proposed Treasury Regulations applicable to PFICs would be effective for transactions occurring on or after April 1, 1992. Because the proposed Treasury Regulations have not yet been adopted in final form, they are not currently effective, and there is no assurance that they will be adopted in the form and with the effective date proposed. Nevertheless, the IRS has announced that, in the absence of final Treasury Regulations, taxpayers may apply reasonable interpretations of the Code provisions applicable to PFICs and that it considers the rules set forth in the proposed Treasury Regulations to be reasonable interpretations of those Code provisions. The PFIC rules are complex, and the implementation of certain aspects of the PFIC rules requires the issuance of Treasury Regulations which in many instances have not yet been promulgated and which, when promulgated, may have retroactive effect. U.S. Participants should consult their own tax advisors about the potential applicability of the proposed Treasury Regulations.

Certain additional adverse rules may apply with respect to a U.S. Participant if the Corporation is a PFIC, regardless of whether such U.S. Participant makes a QEF Election. For example, under Section 1298(b)(6) of the Code, a U.S. Participant that uses Shares as security for a loan will, except as may be provided in Treasury Regulations, be treated as having made a taxable disposition of such Shares.

In addition, a U.S. Participant who acquires Shares from a decedent will not receive a “step up” in tax basis of such Shares to fair market value unless such decedent had a timely and effective QEF Election in place.

Special rules also apply to the amount of foreign tax credit that a U.S. Participant may claim on a distribution from a PFIC. Subject to such special rules and the foreign tax credit rules described below, foreign taxes paid with respect to any distribution in respect of shares in a PFIC are generally eligible for the foreign tax credit. The rules relating to distributions by a PFIC and their eligibility for the foreign tax credit are complicated, and a U.S. Participant should consult with its own tax advisors regarding the availability of the foreign tax credit with respect to distributions by a PFIC.

The PFIC rules are complex, and each U.S. Participant should consult its own tax advisors regarding the PFIC rules and how the PFIC rules may affect the U.S. federal income tax consequences of the acquisition, ownership, and disposition of Shares.

Additional Considerations

Receipt of Foreign Currency

The amount of any distribution paid to a U.S. Participant in foreign currency, or on the sale, exchange or other taxable disposition of Shares generally will be equal to the U.S. dollar value of such foreign currency based on the exchange rate applicable on the date of receipt or, if applicable, the date of settlement if the Shares are traded on an established securities market (regardless of whether such foreign currency is converted into U.S. dollars at that time). A U.S. Participant will have a tax basis in the foreign currency equal to its U.S. dollar value on the date of receipt. Any U.S. Participant who converts or otherwise disposes of the foreign currency after the date of receipt may have a foreign currency exchange gain or loss that would be treated as ordinary income or loss, and generally will be U.S. source income or loss for foreign tax credit purposes. Different rules apply to U.S. Participants who use the accrual method of tax accounting. Each U.S. Participant should consult its own U.S. tax advisors regarding the U.S. federal income tax consequences of receiving, owning, and disposing of foreign currency.

Foreign Tax Credit

Dividends paid on the Shares will be treated as foreign-source income, and generally will be treated as “passive category income” or “general category income” for U.S. foreign tax credit purposes. Any gain or loss recognized on a sale or other disposition of Shares generally will be United States source gain or loss. Certain U.S. Participants that are eligible for the benefits of Canada-U.S. Tax Convention may elect to treat such gain or loss as Canadian source gain or loss for U.S. foreign tax credit purposes. The Code applies various complex limitations on the amount of foreign taxes that may be claimed as a credit by U.S. taxpayers. In addition, Treasury Regulations that apply to foreign taxes paid or accrued (the “Foreign Tax Credit Regulations”) impose additional requirements for Canadian withholding taxes to be eligible for a foreign tax credit, and there can be no assurance that those requirements will be satisfied. The Treasury Department has released guidance temporarily pausing the application of certain of the Foreign Tax Credit Regulations.

Subject to the PFIC rules and the Foreign Tax Credit Regulations, each as discussed above, a U.S. Participant that pays (whether directly or through withholding) Canadian income tax with respect to dividends paid on the Shares generally will be entitled, at the election of such U.S. Participant, to receive either a deduction or a credit for such Canadian income tax. Generally, a credit will reduce a U.S. Participant’s U.S. federal income tax liability on a dollar-for-dollar basis, whereas a deduction will reduce a U.S. Participant’s income that is subject to U.S. federal income tax. This election is made on a year-by-year basis and applies to all foreign taxes paid (whether directly or through withholding) by a U.S. Participant during a year. The foreign tax credit rules are complex and involve the application of rules that depend on a U.S. Participant’s particular circumstances. Accordingly, each U.S. Participant should consult its own U.S. tax advisor regarding the foreign tax credit rules.

Backup Withholding and Information Reporting

Under U.S. federal income tax law and Treasury Regulations, certain categories of U.S. Participants must file information returns with respect to their investment in, or involvement in, a foreign corporation. For example, U.S. return disclosure obligations (and related penalties) are imposed on individuals who are U.S. Participants that hold certain specified foreign financial assets in excess of certain threshold amounts. The definition of specified foreign financial assets includes not only financial accounts maintained in foreign financial institutions, but also, unless held in accounts maintained by a financial institution, any shares or security issued by a non-U.S. person, any financial instrument or contract held for investment that has an issuer or counterparty other than a U.S. person and any interest in a non-U.S. entity. U.S. Participants may be subject to these reporting requirements unless their Shares are held in an account at certain financial institutions. Penalties for failure to file certain of these information returns are substantial. U.S. Participants should consult their own tax advisors regarding the requirements of filing information returns, including the requirement to file an IRS Form 8938.

Payments made within the U.S. or by a U.S. payor or U.S. middleman, of dividends on, and proceeds arising from the sale or other taxable disposition of Shares will generally be subject to information reporting and backup withholding tax if a U.S. Participant (a) fails to furnish such U.S. Participant’s correct U.S. taxpayer identification number (generally on IRS Form W-9), (b) furnishes an incorrect U.S. taxpayer identification number, (c) is notified by the IRS that such U.S. Participant has previously failed to properly report items subject to backup withholding tax, or (d) fails to certify, under penalty of perjury, that such U.S. Participant has furnished its correct U.S. taxpayer identification number and that the IRS has not notified such U.S. Participant that it is subject to backup withholding tax. However, certain exempt persons generally are excluded from these information reporting and backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the U.S. backup withholding tax rules will be allowed as a credit against a U.S. Participant’s U.S. federal income tax liability, if any, or will be refunded, if such U.S. Participant furnishes required information to the IRS in a timely manner.

The discussion of reporting requirements set forth above is not intended to constitute a complete description of all reporting requirements that may apply to a U.S. Participant. A failure to satisfy certain reporting requirements may result in an extension of the time period during which the IRS can assess a tax, and under certain circumstances, such an extension may apply to assessments of amounts unrelated to any unsatisfied reporting requirement. Each U.S. Participant should consult its own tax advisors regarding the information reporting and backup withholding rules.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE CORPORATION UNDER THE 2021 STOCK INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Canadian Federal Income Tax Consequences

The following is, as of the date of this Proxy Statement, a summary of the principal Canadian federal income tax consequences under the Income Tax Act (Canada) and the regulations thereunder (the “Regulations”, and collectively referred to throughout as the “Tax Act”) applicable to the receipt, exercise, holding, and settlement by an eligible person of an Award granted pursuant to the 2021 Stock Incentive Plan.

The summary is based on the current provisions of the Tax Act in effect on the date of this Proxy Statement and all specific proposals to amend the Tax Act publicly announced by or on behalf of the Minister of Finance (Canada) (the “Tax Proposals”) before the date of hereof. No assurance can be given that the Tax Proposals will be enacted in the form proposed or at all. This summary is not exhaustive of all possible Canadian federal income tax considerations.

This summary does consider the current administrative policies of the Canada Revenue Agency (“CRA”), and we assume that each administrative policy will continue to be applied and, except as mentioned above, that no other relevant change to any applicable law will be made, whether by legislative, administrative or judicial decision or action, although no assurance can be given in these respects. This summary does not take into account any applicable provincial, territorial or foreign tax laws, which may differ significantly from the Canadian federal income tax considerations discussed herein. Comment is restricted to the case of an eligible person who is an individual and who holds his Shares as capital property and deals at arm’s length (within the meaning of the Tax Act) with the Corporation and each of our associated, affiliated, controlled and subsidiary companies.

We assume in this summary that such eligible person does not use or hold (and will not use or hold) and is not (and will not be) deemed to use or hold his Stock Options, SARs, RSUs, and Restricted Stock, and any Shares resulting therefrom in, or in the course of carrying on, a business in Canada.

This summary assumes that an eligible person participating in the 2021 Stock Incentive Plan will be an individual who is, or is deemed to be, a resident of Canada for purposes of the Tax Act, and will be a director, officer or employee of the Corporation or of any of our associated, affiliated, controlled and subsidiary companies (referred to throughout as a “Canadian Employee”). Although they may be eligible persons under the 2021 Stock Incentive Plan, this summary does not apply to any consultant.

The following discussion is not exhaustive and may not cover all aspects of a Canadian Employee’s unique tax situation. This summary should not be construed as tax advice by the Corporation, and it was not intended or written to be used, and it cannot be used, by any person for the purpose of avoiding any tax penalties that may be imposed on such person. All Participants should seek advice based on their particular circumstances from an independent tax advisor.

Stock Options

Grant of Options. A stock option is where a Participant is granted the right to acquire shares of the Corporation, subject to the terms and conditions of the Award. No tax consequences should arise as a consequence of the grant of a stock option to a Canadian Employee in respect of, in the course of, or by virtue of his employment.

We assume that the exercise price of any stock option granted is not less than the fair market value of the Shares at the time the option was granted and that at the time any options are exercised, the Shares will qualify as “prescribed shares” as such term is defined in section 6204 of the Regulations. Generally speaking, a “prescribed share” is an ordinary common share that does not have any fixed or special liquidation or dividend entitlements and cannot reasonably be expected to be redeemed, acquired or cancelled by the Corporation or a specified person, except in certain limited circumstances specified in section 6204 of the Regulations.

Exercise of Options. A Canadian Employee who exercises his right under an option to acquire Shares in a taxation year will be deemed to have received a benefit by virtue of his employment equal to the amount by which the fair market value of the Shares at the time of acquisition exceeds the amount paid by the Canadian Employee for the Shares and the amount, if any, paid by the Canadian Employee to acquire the option (the “Benefit”). The Benefit is included in the employment income of the Canadian Employee in the year the option is exercised and subject to the usual payroll deductions and remittances.

The Canadian Employee may be entitled to a deduction in computing his taxable income for the year in which the Benefit is included in income equal to one-half of the amount of the Benefit (the “Deduction”), provided that: (i) the exercise price of the option was not less than the fair market value of the Shares at the time the option was granted; (ii) there has not been any adjustment of the exercise price or the number of Shares to be issued on the exercise of options (to account for the payment of dividends or otherwise); (iii) the only securities acquired on the exercise of the options are Shares that are prescribed shares at the time they are acquired; and (iv) the Canadian Employee dealt at arm’s length with the Corporation and with each of its associated, affiliated, controlled and subsidiary companies immediately after the grant of the options.

Recent changes to the Tax Act may further limit the ability to claim the Deduction for certain options granted after July 1, 2021. Canadian Employees should consult their own tax advisors in this regard. These new rules generally do not apply to options granted by an employer (or a person that does not deal at arm’s length with an employer) when, very generally, the employer (subject to certain consolidating rules for a group of companies that include the employer which are applicable in certain circumstances) has annual gross revenue that does not exceed C$500 million. Because the Corporation’s annual gross revenue has not yet exceeded the C$500 million threshold in any previous year, options granted on or prior to the date hereof by the Corporation or any of its Canadian affiliates should not be subject to the new rules.

Recent amendments to the Tax Act enacted on June 20, 2024 effected changes to the alternative minimum tax rules, such that an employment benefit associated with employee stock options may give rise to liability for alternative minimum tax as calculated under the detailed rules set out in the Tax Act. Canadian Employees should consult their own tax advisors in this regard.

Disposition of Shares. The exercise price paid by the Canadian Employee to acquire a Share under an option and the amount of the Benefit (before the Deduction, if any) realised when exercising such option should be added to the adjusted cost base to the Canadian Employee of the Shares so acquired. The Canadian Employee’s adjusted cost base of each Share at any time is generally determined by reference to the average cost of all Shares of the same class held by the Canadian Employee at that time, whether acquired through exercise of stock options or otherwise. On a disposition of Shares (other than to the Corporation unless purchased by the Corporation in the open market in the manner in which shares are normally purchased by any member of the public in the open market), the Canadian Employee will realize a capital gain (or loss) equal to the amount by which the net proceeds of disposition exceed (or, are exceeded by) the Canadian Employee’s adjusted cost base of such Shares. One-half of any capital gains (“taxable capital gain”) net of one-half of any capital losses (“allowable capital loss”) realized in the year is included in the employee’s income for the year and taxed at ordinary rates. If allowable capital losses exceed taxable capital gains realized in the year, the net capital loss may generally be carried back three taxation years and forward to future years to offset net taxable capital gains realized in those years subject to restrictions under the Tax Act. Capital gains realized by a Canadian Employee may give rise to liability for alternative minimum tax as calculated under the detailed rules set out in the Tax Act. Canadian Employees should consult their own tax advisors in this regard.

SARs

A SAR provides a payout to a Participant equal to the increase in the value of the Shares from the time of grant until time of the payout, with the payout being subject to the terms of the Award and settled either in cash or Shares at the choice of the Corporation. From the perspective of the Canadian Employee, generally there would be no income inclusion at the time of grant of a SAR provided that the initial value at the time of grant of the SAR, from which the increase will be measured, is no greater than the fair market value of the Share at the time of grant.

On receipt or constructive receipt of the SAR payout (whether in cash or Shares), the amount equal to the appreciation in value (if any) in the stock price from the time of grant to a pre-settlement date will be included in the Canadian Employee’s employment income in the year of receipt (or constructive receipt), and be subject to the usual payroll deductions and remittances.

Where Shares are issued by the Corporation on a SAR payout, then the tax effects of any subsequent disposition of such shares are described above in Disposition of Shares, with the adjusted cost base of each Share issued in settlement of a SAR being equal to the income inclusion to the Canadian Employee on settlement.

Restricted Stock

A Restricted Stock issuance is where beneficial ownership of Shares is granted to a Participant, with such Shares being held by the Corporation or a nominee on behalf of the Participant. Awards of Restricted Stock can be made to Canadian Employees, subject to such restrictions as the Administrator may impose. The Canadian Employee would be taxed on the value of the Restricted Stock at the time of issuance and be subject to usual payroll deductions and remittances. The CRA may permit a reasonable discount from the fair market value of a share that is not subject to any restrictions in determining the value of the Shares acquired under a Restricted Stock issuance.

The tax effects of any disposition of such Shares acquired under a Restricted Stock issuance are described above in Disposition of Shares, with the adjusted cost base of each Share being equal to the income inclusion to the Canadian Employee on settlement.

RSUs

Each RSU is a unit equal to the value of a Share granted to a Participant, with the payout being subject to the terms of the Award and within a specified time, and either in cash or Shares at the choice of the Corporation. There will be no income inclusion for the Canadian Employee at the RSU grant time.

Where either (i) Shares are issued and delivered to a Canadian Employee upon settlement of the RSUs, or (ii) the RSUs are settled in cash, and either form of settlement is required to be made within three years following the end of the taxation year during which the Canadian Employee rendered services in respect of which the RSUs were granted, an amount equal to the Fair Market Value of the Shares received or the amount of the cash received, as applicable, will be included in the Canadian Employee’s employment income in the year of receipt, and be subject to the usual payroll deductions and remittances. If the settlement is in Shares, then the income tax consequences discussed above for Canadian Employees under the section entitled Disposition of Shares” will generally apply to a subsequent disposition of these Shares by the Canadian Employee, with the adjusted cost base of each Share being equal to the income inclusion to the Canadian Employee on settlement.

The 2021 Stock Incentive Plan authorizes the Administrator to grant dividend equivalents to RSU holders, under which Canadian Employees shall be entitled to receive amounts (generally additional RSUs) equivalent to and in lieu of the amount of cash dividends otherwise paid by the Corporation to holders of Shares, subject to the same terms and conditions as the RSUs to which they relate. The tax considerations of dividend equivalents are not discussed herein and holders of RSUs should consult their own tax advisors in this respect.

This summary does not address the tax considerations applicable to the receipt, exercise, holding, and settlement by an eligible person of an Award if the terms and conditions of such Award differ from those described above.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN CANADIAN FEDERAL INCOME TAXATION CONSIDERATIONS FOR THE PARTICIPANTS IN RELATION TO THE ISSUANCE AND, WHEN APPLICABLE, EXERCISE OR SETTLEMENT OF CERTAIN AWARDS UNDER THE 2021 STOCK INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, PROVINCE, TERRITORY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Approval

Pursuant to the requirements of the TSX, the Amendment Resolution requires the approval of a majority of the votes cast by the Shareholders at the Meeting, but excluding the votes attached to Shares held directly or indirectly by insiders of the Corporation that hold securities under the 2021 Stock Incentive Plan or that are otherwise eligible to participate in the 2021 Stock Incentive Plan.

If the Amendment is not approved, no additional Shares available for grant will be added to the 2021 Stock Incentive Plan. We expect the Amendment, if approved, to reinforce our ability to retain and incentivize our current employees and to attract and incentivize new employees. Therefore, we consider approval of the Amendment vital to our future success. Therefore, at the Meeting, Shareholders will be asked to consider, and if deemed advisable, to pass the following Amendment Resolution:

BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE SHAREHOLDERS THAT:

1.
Aptose Biosciences Inc. (the “Corporation”) is hereby authorized to amend its 2021 stock incentive plan (the “2021 Stock Incentive Plan”) to increase the number of Shares reserved for issuance thereunder by 458,126, from 23,406 to 481,172; and
2.
any director or officer of the Corporation is authorized and directed to execute and deliver for and in the name of and on behalf of the Corporation all such certificates, instruments, agreements, notices and other documents and to do such other acts and things as, in the opinion of such persons, may be necessary or desirable to give effect to the foregoing and facilitate the implementation of the foregoing resolutions.

Unless you have specified in the enclosed form of proxy that the votes attaching to the Shares represented by the proxy are to be voted against the Amendment Resolution on any ballot that may be called for, the management representatives designated in the enclosed form of proxy intend to vote the Shares in respect of which they are appointed proxy FOR the Amendment Resolution.

Board Recommendation

The Board believes the passing of the Amendment Resolution is in the best interest of the Corporation and unanimously recommends a vote FOR the passing of the Amendment Resolution.

PROPOSAL NO. 5—APPROVAL OF REVERSE STOCK SPLIT

On April 15, 2025, the Board unanimously approved, subject to Shareholder approval, a reverse stock split of the Corporation’s outstanding Shares by combining outstanding Shares into a lesser number of outstanding Shares by a ratio set by management of not less than 1-for- and not more than 1-for- at any time prior to December 31, 2025, with the exact ratio to be set within this range by the Board at its sole discretion. The Board may alternatively elect to not effect the Reverse Stock Split even if authorized by Shareholders, in its sole discretion. Upon the effectiveness the Reverse Stock Split, the outstanding Shares will be reclassified and combined into a lesser number of Shares such that one Share will be issued for a specified number of Shares.

If this proposal is approved by the Shareholders as proposed, and subject to the approval of the TSX, the Board would have the sole discretion to effect the Reverse Stock Split at any time prior to December 31, 2025, and to fix the specific ratio for the Reverse Stock Split, provided that the ratio would be not less than 1-for- and not more than 1-for- . We believe that enabling the Board to fix the specific ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement the split in a manner designed to maximize the anticipated benefits for the Shareholders. The determination of the ratio of the Reverse Stock Split will be based on a number of factors, described further below under the heading “-Criteria to be Used for Decision to Apply the Reverse Stock Split.”

The Reverse Stock Split will be effected simultaneously for all outstanding Shares. The Reverse Stock Split will affect all of the Shareholders uniformly and will not affect any Shareholder’s percentage ownership interest in the Corporation, except to the extent that the r Reverse Stock Split results in any of the Shareholders owning a fractional Share. The Reverse Stock Split will not change the terms of the Shares.

The exact timing of the Reverse Stock Split will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Corporation and its Shareholders, but will not occur after December 31, 2025. In addition, the Board reserves the right, notwithstanding shareholder approval and without further action by the Shareholders, to abandon the Reverse Stock Split if, at any time if the Board, in its sole discretion, determines that it is no longer in the Corporation’s best interest and the best interests of the Shareholders to proceed.

The Board’s Reasons for the Reverse Stock Split

The primary purpose for effecting the Reverse Stock Split is to increase the per Share trading price of the Shares so as to:

•
potentially qualify the Corporation’s Shares for listing on the Nasdaq Stock Market or another stock exchange, which the Board believes would increase the liquidity of trading for the Shares, which could attract new investors and aid in enhancing Shareholder value;
•
broaden the pool of investors that may be interested in investing in the Shares by attracting new investors who would prefer not to invest in Shares that trade at lower share prices;
•
potentially make the Shares a more attractive investment to institutional investors; and
•
better enable the Corporation to raise funds to finance planned operations.

Until April 2, 2025, the Shares traded on the Nasdaq Stock Market, when the Shares were delisted from trading for failing to maintain the shareholders’ equity requirements. The Corporation’s management believes that implementing a Reverse Stock Split may enable the Shares to satisfy the minimum trading price requirement necessary to relist on Nasdaq. Generally, Nasdaq requires that, to qualify for listing, a newly listed security must have a minimum bid price of $4.00 per share. In addition to the minimum share price requirement, Nasdaq has a minimum shareholders’ equity requirement and other minimum financial and corporate governance requirements, some of which the Corporation does not currently satisfy. Therefore, the Shares could be ineligible for listing on Nasdaq even if the Reverse Stock Split is effected.

The Board further believes that an increased stock price may encourage investor interest and improve the marketability of the Shares to a broader range of investors, and thus improve liquidity and lower average transaction costs. Many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. The Board believes that the anticipated higher market price resulting from a reverse stock split could enable institutional investors and brokerage firms with policies and practices such as those described above to invest in the Corporation’s Shares.

In evaluating the Reverse Stock Split, the Board also considered negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by many investors, analysts and other stock market participants, as well as the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels. The Board, however, determined that these potential negative factors were significantly outweighed by the potential benefits, and believes that by increasing the per share market price of the Shares as a result of the Reverse Stock Split may encourage greater interest in the Shares and enhance the acceptability and marketability of the Shares to the financial community and investing public as well as promote greater liquidity for the Shareholders.

Criteria to be Used for Decision to Apply the Reverse Stock Split

If the Shareholders approve the Reverse Stock Split, the Board will be authorized to proceed with the Reverse Stock Split. In determining whether to proceed with the Reverse Stock Split and setting the exact amount of Revese Stock Split, if any, the Board will primarily consider the existing and expected trading prices of the Shares and the number of common shares outstanding relative to Nasdaq’s initial listing requirements. The Board may also consider other factors, such as the results of the Corporation’s operations and general market conditions.

TSX Approval

Assuming Shareholder approval is received at the Meeting, and assuming that the Board determines to proceed with the Reverse Stock Split, the Reverse Stock Split will be subject to approval from the TSX and confirmation that, on a post-Reverse Stock Split basis, the Corporation would meet all of the TSX’s applicable continuous listing requirements. If the TSX does not accept the Reverse Stock Split, the Corporation will not proceed with the Reverse Stock Split.

Effects of the Reverse Stock Split

If the Reverse Stock Split is approved by Shareholders and subsequently implemented, its principal effect will be to proportionately decrease the number of issued and outstanding shares by a factor equal to the consolidation ratio. At the close of business on April 22, 2025, the closing price of the Shares on the TSX was C$ per share, and there were Shares issued and outstanding. Based on such number of issued and outstanding Shares, and without taking into account any change to the number of issued and outstanding Shares between April 22, 2025 and the effective date of the Reverse Stock Split, immediately following the completion of the Reverse Stock Split, there will be approximately Shares issued and outstanding if the Board elects to use the minimum ratio of -to-1 and approximately Shares issued and outstanding if the Board elects to use the maximum ratio of -to-1 (in each case disregarding any resulting fractional Shares).

The Corporation does not anticipate that the Reverse Stock Split will have any economic effect on Shareholders or holders of securities convertible into or exercisable to acquire Shares, except to the extent the Reverse Stock Split will result in fractional shares. See “Fractional Shares” below.

Post-reverse stock split, the Shares will continue to be listed on the TSX under the symbol “APS”. Pre-reverse stock split voting rights and other rights of the holders of Shares will not be affected by the Reverse Stock Split, other than as a result of the creation and disposition of fractional Shares. For example, a holder of 2% of the voting power attached to the outstanding Shares immediately prior to the implementation of the Reverse Stock Split will generally continue to hold 2% of the voting power attached to the Shares immediately after the implementation of the Reverse Stock Split.

Effect on Stock Options

As of April 22, 2025, there were an aggregate of Options issued and outstanding under all of our equity compensation plans, to acquire an equal number of Shares. Each of our equity compensation plans authorizes the Board to make appropriate adjustments to any outstanding Options in the event of any change in the Shares through a reverse stock split. The Board has determined that upon the implementation of the Reverse Stock Split, each then outstanding Option will be adjusted as follows:

•
the number of unissued Shares that may be purchased through the exercise of an Option will be reduced on the same proportionate basis as the reduction in the issued and outstanding Shares based on the Reverse Stock Split at a ratio within the range of -to-1 and -to-1; and
•
the price for which one Share may be purchased pursuant to the exercise of an Option will be increased in inverse proportion to the reduction in the number of Shares based on the Reverse Stock Split within the range of -to-1 and -to-1.

Effect on Common Share Purchase Warrants

Upon the implementation of the Reverse Stock Split, the outstanding warrants to purchase Common Shares of the Corporation will be proportionately adjusted to reflect the Reverse Share Split in accordance with the respective terms thereof.

Effect on Non-Registered Shareholders

Non-registered Shareholders holding their Shares through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the Reverse Stock Split than those that will be put in place by the Corporation for the registered Shareholders. If you hold your Shares with such a bank, broker or other nominee and if you have any questions in this regard, you are encouraged to contact your nominee.

Fractional Shares

No fractional Shares will be issued pursuant to the Reverse Stock Split and Shareholders will not receive any compensation in lieu thereof. Any such fractional Shares will be rounded down to the nearest whole share.

Effect on Share Certificates

If the Reverse Stock Split is approved by Shareholders and subsequently implemented, those registered Shareholders who will hold at least one new Share after the Reverse Stock Split will be required to exchange their share certificates representing old Shares for new share certificates representing new Shares or, alternatively, a DRS Advice/Statement representing the number of new Shares they hold following the Reverse Stock Split. The DRS is an electronic registration system which allows shareholders to hold Shares in their name in book-based form, as evidenced by a DRS Advice/Statement, rather than a physical share certificate.

If the Reverse Stock Split is implemented, the Corporation (or its transfer agent) will mail to each registered Shareholder a letter of transmittal. Each registered Shareholder must complete and sign a letter of transmittal after the Reverse Stock Split takes effect. The letter of transmittal will contain instructions on how to surrender to the transfer agent the certificate(s) representing the registered Shareholder’s old Shares. The transfer agent will send to each registered shareholder who follows the instructions provided in the letter of transmittal a new share certificate representing the number of new Shares to which the registered Shareholder is entitled rounded up or down to the nearest whole number or, alternatively, a DRS Advice/Statement representing the number of new Shares the registered Shareholder holds following the Reverse Stock Split. Beneficial shareholders (i.e. non-registered shareholders) who hold their Shares through intermediaries (securities brokers, dealers, banks, financial institutions, etc.) and who have questions regarding how the Reverse Stock Split will be processed should contact their intermediaries with respect to the Reverse Stock Split. See “Effect on Non-Registered Shareholders” above.

Until surrendered to the transfer agent, each share certificate representing old Shares will be deemed for all purposes to represent the number of new Shares to which the registered Shareholder is entitled as a result of the Reverse Stock Split. Until registered shareholders have returned their properly completed and duly executed letter of transmittal and surrendered their old share certificate(s) for exchange, registered Shareholders will not be entitled to receive any distributions, if any, that may be declared and payable to holders of record following the Reverse Stock Split.

Any registered Shareholder whose old certificate(s) have been lost, destroyed or stolen will be entitled to a replacement share certificate only after complying with the requirements that the Corporation and the transfer agent customarily apply in connection with lost, stolen or destroyed certificates. The method chosen for delivery of share certificates and letters of transmittal to the Corporation’s transfer agent is the responsibility of the registered Shareholder and neither the transfer agent nor the Corporation will have any liability in respect of share certificates and/or letters of transmittal which are not actually received by the transfer agent.

REGISTERED SHAREHOLDERS SHOULD NEITHER DESTROY NOR SUBMIT ANY SHARE CERTIFICATE UNTIL HAVING RECEIVED A LETTER OF TRANSMITTAL.

Accounting Consequences

If the Reverse Stock Split is implemented, net income or loss per Share, and other per Share amounts, will be increased because there will be fewer Shares issued and outstanding. In future financial statements, net income or loss per Share and other per Share amounts for periods ending before the Reverse Stock Split took effect would be recast to give retroactive effect to the Reverse Stock Split.

Interests of Directors and Executive Officers

Our directors and executive officers do not have substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of Shares and securities exercisable or convertible into Shares.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a general summary of certain material U.S. federal income tax consequences of the proposed Reverse Stock Split, if approved and effected, that may be relevant to U.S. Holders (as defined below) of Shares that hold such Shares as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"). This summary is included for general information purposes only. It does not discuss any state tax, local or non-U.S. income tax, U.S. federal estate or gift tax, U.S. federal alternative minimum tax, U.S. federal net investment income or any tax consequences other than certain U.S. federal income tax consequences. This summary does not discuss tax reporting requirements. This summary is based upon the provisions of the Code, Treasury Regulations promulgated thereunder, administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below. No assurances can be given that any changes in these laws or authorities will not affect the accuracy of the discussions set forth in this summary. This summary also does not discuss the potential effects, whether adverse or beneficial, of any proposed legislation that, if enacted, could be applied on a retroactive or prospective basis. The Corporation will not request any rulings from the Internal Revenue Service (the “IRS”) or legal opinion from legal counsel regarding the tax consequences described below. The IRS or a U.S. court might reach a contrary conclusion with respect to the issues addressed herein if the matter were contested.

This discussion does not address all aspects of U.S. federal income taxation that may be relevant to such U.S. Holders in light of their particular circumstances or to U.S. Holders that may be subject to special tax rules, including, without limitation: (a) tax-exempt organizations, qualified retirement plans, individual retirement accounts, or other tax-deferred accounts; (b) financial institutions, underwriters, insurance companies, real estate investment trusts, or regulated investment companies; (c) broker-dealers, dealers, or traders in securities or currencies that elect to apply a mark-to-market accounting method; (d) U.S. Holders that have a “functional currency” other than the U.S. dollar; (e) U.S. Holders that own Shares as part of a straddle, hedging transaction, conversion transaction, constructive sale, or other integrated transaction; (f) U.S. Holders that acquired Shares in connection with the exercise of employee stock options or otherwise as compensation for services; (g) U.S. Holders that hold Shares other than as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment purposes); (h) U.S. Holders subject to the alternative minimum tax; (i) U.S. Holders subject to special tax accounting rules with respect to the Shares; (j) partnerships or other “pass-through” entities (and partners or other owners thereof); (k) S corporations (and shareholders thereof); (l) U.S. expatriates or former long-term residents of the United States subject to Section 877 or 877A of the Code; (m) U.S. Holders that otherwise hold Shares in connection with a trade or business, permanent establishment, or fixed base outside the United States; or (n) U.S. Holders that own, or have owned, or will own, directly, indirectly, or by attribution, 10% or more, by voting power or value, of the outstanding Shares. In addition, this summary does not address the tax consequences arising under the laws of any non-U.S. or U.S. state or local jurisdiction or U.S. federal tax consequences other than federal income taxation.

If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. This summary does not address the tax consequences to any such entity or arrangement or partner. Partners (or other owners) of entities or arrangements that are classified as partnerships for U.S. federal income tax purposes should consult their own tax advisors regarding the U.S. federal income tax consequences arising from and relating to the Reverse Stock Split.

For purposes of the discussion below, a “U.S. Holder” is a beneficial owner (other than a partnership) of Shares that for U.S. federal income tax purposes is: (i) a citizen or individual resident of the United States; (ii) a corporation or an entity classified as a corporation for U.S. federal income tax purposes created or organized in or under the laws of the United States, any state thereof or the District of Columbia; (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust, the administration of which is subject to the primary supervision of a U.S. court and as to which one or more “U.S. persons” (within the meaning of the Code) have the authority to control all substantial decisions of the trust, or that has a valid election in effect to be treated as a U.S. person.

A “Non-U.S. Holder” is a beneficial owner of Shares that is not a U.S. Holder or is a partnership. This summary does not address the U.S. federal income tax consequences to Non-U.S. Holders arising from and relating to the Reverse Stock Split. Accordingly, a Non-U.S. Holder should consult its own tax advisors regarding the U.S. federal tax, U.S. federal alternative minimum tax, U.S. federal net investment income tax, U.S. federal estate and gift tax, U.S. state and local tax, and non-U.S. tax consequences (including the potential application of and operation of any income tax treaties) relating to the Reverse Stock Split.

EACH SHAREHOLDER SHOULD CONSULT ITS OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH SHAREHOLDER.

The Reverse Stock Split

The Reverse Stock Split is intended to constitute a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code and/or a tax-deferred exchange pursuant to Section 1036 of the Code for U.S. federal income tax purposes. Assuming such treatment is correct, and subject to the discussion below regarding fractional shares, a U.S. Holder generally should not recognize a gain or loss pursuant to the Reverse Stock Split. Subject to the discussion below regarding fractional shares, a U.S. Holder’s aggregate tax basis in the Shares received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the Shares surrendered, and such U.S. Holder’s holding period in the Shares received should include the holding period in the Shares surrendered. Treasury Regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the Shares surrendered to the Shares received pursuant to the Reverse Stock Split. U.S. Holders of Shares acquired on different dates and at different prices should consult their own tax advisors regarding the allocation of the tax basis and holding period of such Shares.

A Shareholder will not receive a fractional Share in the Reverse Stock Split and will instead receive a whole number of Shares that is rounded down to the nearest whole number. Any U.S. Holder who would have otherwise received a fractional Share pursuant to the Reverse Stock Split should consult its own tax advisor regarding whether to allocate its aggregate tax basis in its Shares immediately prior to the Reverse Stock Split entirely to its Shares immediately after the Reverse Stock Split or, alternatively, whether it should allocate a portion of such basis to the fractional share which it would have received had its Shares not been rounded down to the nearest whole number pursuant to the Reverse Stock Split and recognize a loss on such fractional share equal to the basis so allocated.

The above summary of U.S. federal income tax consequences is for general information only and is not intended to constitute a complete analysis of all U.S. income tax consequences which could be relevant to U.S. Holders relating to the Reverse Stock Split. U.S. Holders should consult their own tax advisors as to the particular tax consequences to them of the Reverse Stock Split, including the applicability and effect of federal, state, local, non-U.S. and other tax laws and possible changes in tax law.

Certain Canadian Federal Income Tax Consequences of the Reverse Stock Split

Subject to the same qualifications and defined terms as under the section entitled “Canadian Income Tax Considerations” under Proposal No. 4, the following summary describes the principal Canadian federal income tax considerations under the Income Tax Act (Canada) and the regulations thereunder, as amended (the “Tax Act”) generally applicable to a beneficial holder of Shares whose Shares are consolidated pursuant to the Reverse Stock Split and who, for purposes of the Tax Act and at all relevant times, holds his Shares as capital property, deals at arm’s length and is not affiliated with the Corporation, and is, or is deemed to be, a resident of Canada for purposes of the Tax Act (a “Holder”). Generally, the Shares will be considered to be capital property of a Holder provided the Holder does not hold the Shares in the course of carrying on a business of trading or dealing in securities and has not acquired them or been deemed to have acquired them in one or more transactions considered to be an adventure or concern in the nature of trade. Holders that might not otherwise be considered to hold their Shares as capital property may, in certain circumstances, be entitled to make an irrevocable election permitted by subsection 39(4) of the Tax Act to have their Shares and all other “Canadian securities” (as defined in the Tax Act) owned in the year of the election and in all subsequent taxation years be deemed to be capital property. Holders should consult their own tax advisors regarding the availability and advisability of making this election in their particular circumstances.

This summary does not apply to a Holder: (i) that is a “financial institution” as defined in the Tax Act for purposes of the mark-to-market rules; (ii) that is a “specified financial institution” as defined in the Tax Act; (iii) that has elected to report its results in a currency other than Canadian dollars under section 261 of the Tax Act; (iv) an interest in which is a “tax shelter investment” for purposes of the Tax Act; (v) that is a corporation that is, or becomes as part of a transaction or event or a series of transactions or events that includes the acquisition of the Shares, controlled by a non-resident person, or a group of non-resident persons that do not deal with each other at arm’s length (for purposes of the Tax Act) for the purpose of the foreign affiliate dumping rules in section 212.3 of the Tax Act; or (vi) that has entered into or will enter into, in respect of the Shares, a “synthetic disposition arrangement” or a “derivative forward agreement”, in each case as defined in the Tax Act; or (vii) that receives dividends on Shares under or as part of a “dividend rental arrangement” within the meaning of the Tax Act. Such Holders should consult their own tax advisors.

This summary is based on the provisions of the Tax Act in force as of the date hereof and counsel’s understanding of the existing case law and the current administrative policies of the Canada Revenue Agency (the “CRA”) published in writing prior to the date hereof. This summary takes into account all specific proposals to amend the Tax Act publicly announced by or on behalf of the Minister prior to the date hereof (the “Proposed Amendments”) and assumes that all Proposed Amendments will be enacted in the form proposed. However, no assurances can be given that the Proposed Amendments will be enacted as proposed, or at all. This summary does not otherwise take into account or anticipate any changes in law or administrative policy whether by legislative, administrative or judicial action or decision, nor does it take into account other federal tax considerations or any tax legislation or considerations of any province, territory or foreign jurisdiction, which may differ materially from those discussed herein.

THIS SUMMARY IS OF A GENERAL NATURE ONLY AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED TO BE, LEGAL OR TAX ADVICE TO ANY PARTICULAR HOLDER. HOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE TAX CONSEQUENCES IN THEIR PARTICULAR CIRCUMSTANCES.

The Reverse Stock Split will not result in a disposition of the Shares for purposes of the Tax Act and, consequently, a Holder will not realize a capital gain or a capital loss as a result of the Reverse Stock Split other than in respect of any fractional shares discussed below. Immediately after the Reverse Stock Split, but before the rounding down of any fractional shares, the aggregate adjusted cost base of the Shares held by a Holder immediately after the Reverse Stock Split will be equal to the aggregate adjusted cost base of the Shares held by such Holder immediately prior to the Reverse Stock Split.

A Holder whose fractional share will be rounded down to the nearest whole share without consideration and as described above will be considered to have disposed of such fractional share at the time of such disposition and will realize a capital loss equal to (subject to certain dispositions of the Tax Act that could reduce the amount of such loss) the adjusted cost base of such fractional share to the Holder.

Generally, one-half of any capital gain (a “taxable capital gain”) realized by a Holder must be included in the Holder’s income for the taxation year in which the disposition occurs. Subject to and in accordance with the provisions of the Tax Act, one-half of any capital loss incurred by a Holder (an “allowable capital loss”) must generally be deducted from taxable capital gains realized by the Holder in the taxation year in which the disposition occurs. Allowable capital losses in excess of taxable capital gains for the taxation year of disposition generally may be carried back and deducted in the three preceding taxation years or carried forward and deducted in any subsequent taxation year against net taxable capital gains realized in such years, in the circumstances and to the extent provided in the Tax Act.

A capital loss realized on the disposition of a fractional share by a Holder that is a corporation may in certain circumstances be reduced by the amount of dividends which have been previously received or deemed to have been received by the Holder on the fractional share. Similar rules may apply where a corporation is, directly or indirectly through a trust or partnership, a member of a partnership or a beneficiary of a trust that owns fractional shares. Holders to which these rules may be relevant should consult their own tax advisors in this regard.

Certain Risks Associated with the Reverse Stock Split

The Board believes that the Reverse Stock Split will increase the price level of our Shares. There are a number of risks associated with the Reverse Stock Split, including as follow:

•
The Board cannot predict the effect of the Reverse Stock Split on the market price for our Shares, and the history of similar reverse stock splits for companies in like circumstances has varied. The Corporation had experienced a decline in its market price in its last reverse stock splits and may experience a similar decline in market price in relation to this Reverse Stock Split as well.
•
There can be no assurance whatsoever that any increase in the market price per Share will result from the proposed Reverse Stock Split and there is no assurance whatsoever that the Shares of the Corporation will be re-listed on the Nasdaq or another U.S. national securities exchange.
•
The market price per Share after the Reverse Stock Split may not rise in proportion to the reduction in the number of Shares outstanding resulting from the Reverse Stock Split. If the market price of our Shares declines after the Reverse Stock Split, the percentage decline as an absolute number and as a percentage of the Corporation’s overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Accordingly, the total market capitalization of our Shares after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. Moreover, in the future, the market price of Shares following the Reverse Stock Split may not exceed or remain higher than the market price prior to the Reverse Stock Split.
•
The market price of our Shares will also be affected by the Corporation’s performance and other factors, the effect of which the Board cannot predict.
•
Although the Board believes that a higher market price may help generate the interest of new investors, the Reverse Stock Split may not result in a per-Share price that will successfully attract certain types of investors and such resulting Share price may not satisfy the investing guidelines of institutional investors or investment funds. Further, other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the interest of new investors in the shares of our Shares. As a result, the trading liquidity of the Shares may not improve as a result of the Reverse Stock Split and there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above.
•
If the Reverse Stock Split is effected and the market price of the Shares then declines, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split. Additionally, the liquidity of the Shares could be adversely affected by the reduced number of Shares that would be outstanding after the implementation of the Reverse Stock Split.
•
The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 Shares. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 Shares.

Approval

At the Meeting, Shareholders will be asked to consider a special resolution (the “Reverse Stock Split Resolution”) authorizing the Board to amend the articles of the Corporation to effect a consolidation (reverse stock split) of all of the issued and outstanding Shares on the basis of not more than 1 post-consolidation Share for every pre-consolidation Shares and not less than 1 post-consolidation Share for every pre-consolidation Shares.

Although the Board expects that the Reverse Stock Split will be effected promptly following the Meeting, the Board may, in its discretion, determine not to effect the Reverse Stock Split if it determines, subsequent to obtaining Shareholder approval, that such action is not in the best interests of the Corporation. By voting in favour of the Reverse Stock Split, you are expressly authorizing the Board to determine not to proceed with, and abandon, the Reverse Stock Split if it should so decide. The Reverse Stock Split will become effective at a date to be determined by the Board when the Board considers it to be in the best interests of the Corporation to implement such Reverse Stock Split, which is expected to be promptly following the Meeting, but in any event not later than one year after the date on which the Consolidation Resolution is approved.

The Board believes that a range of Reverse Stock Split ratios will provide it with the flexibility to implement the Reverse Stock Split in a manner designed to optimize the anticipated benefits of the Reverse Stock Split to the Corporation and Shareholders. In determining which precise Reverse Stock Split ratio within the range of ratios to implement, if any, following the receipt of Shareholder approval, the Board may consider, among other things, factors such as:

•
the historical trading prices and trading volume of the Shares;
•
the then prevailing trading price and trading volume of the Shares and the anticipated impact of the Reverse Stock Split on the trading of the Shares;
•
threshold prices of brokerage houses or institutional investors that could impact their ability to invest or recommend investments in the Shares; and
•
prevailing general market and economic conditions and outlook for the trading of the Shares.

To be effective, the CBCA requires that the Reverse Stock Split Resolution be approved by a special resolution of the Shareholders, being a majority of not less than two-thirds (2/3) of the votes cast by Shareholders present virtually or by proxy at the Meeting. In addition to the approval of the Shareholders, the Reverse Stock Split requires the approval of the TSX.

Shareholders are not entitled any statutory dissert rights with respect to the proposed Reverse Stock Split.

At the Meeting, Shareholders will be asked to consider, and if deemed advisable, to pass the following Reverse Stock Split Resolution:

BE IT RESOLVED AS A SPECIAL RESOLUTION OF THE SHAREHOLDERS THAT:

1.
pursuant to the Canada Business Corporations Act (the “CBCA”), the articles of Aptose Biosciences Inc. (the “Corporation”) be amended to consolidate all of the issued and outstanding common shares (the “Shares”), on the basis of not more than one post-consolidation Share for every pre-consolidation Shares and not less than one post-consolidation Share for every pre-consolidation Shares, effective as at the discretion of the board of directors of the Corporation (the “Board”);
2.
the Board be and is hereby authorized to revoke, without further approval of the shareholders, this special resolution at any time prior to the completion thereof, notwithstanding the approval by the shareholders of same, if determined, in the Board’s sole discretion to be in the best interest of the Corporation; and
3.
any director or officer of the Corporation is hereby authorized to execute or cause to be executed and to deliver or cause to be delivered, all such certificates, instruments, agreements, notices and other documents and to do or cause to be done all such other acts and things as such director or officer may determine to be necessary or desirable in order to give effect to the foregoing and facilitate the implementation of the foregoing resolutions, including but not limited to, the filing of articles of amendment under the CBCA, such determination to be conclusively evidenced by the execution and delivery of such documents and other instruments or the doing of any such act or thing.

Unless you have specified in the enclosed form of proxy that the votes attaching to the Shares represented by the proxy are to be voted against the Reverse Stock Split Resolution on any ballot that may be called for, the management representatives designated in the enclosed form of proxy intend to vote the Shares in respect of which they are appointed proxy FOR the Reverse Stock Split Resolution.

Board Recommendation

The Board believes the passing of the Reverse Stock Split Resolution is in the best interest of the Corporation and unanimously recommends a vote FOR the passing of the Reverse Stock Split Resolution.

PROPOSAL NO. 6—APPROVAL TO ADJOURN THE MEETING

At the Meeting, Shareholders will be asked to authorize the Corporation to adjourn the Meeting to another time and place, if necessary or advisable, to permit the Corporation to complete the search for a successor auditor and/or to solicit additional proxies in the event there are not sufficient votes to approve the Amendment Resolution and/or the Reverse Stock Split Resolution described in this Proxy Statement at the Meeting (the “Adjournment Proposal”). If Shareholders approve the Adjournment Proposal, the presiding officer of the Meeting could adjourn the Meeting without a vote on Proposals No. 2, No. 4 and/or No. 5 in order to, as applicable, (i) complete the search for a successor auditor and to disseminate to Shareholders information regarding the identity of the proposed independent registered public accounting firm to serve as the Corporation’s independent auditor and to audit the consolidated financial statements of the Corporation as of and for the fiscal year ending December 31, 2025, together with information regarding the continued Meeting and/or (ii) solicit additional proxies and/or to seek to convince Shareholders to change their votes in favor of the Amendment Resolution and/or the Reverse Stock Split Resolution.

If it is necessary or advisable to adjourn the Meeting, no notice of any adjournment of less than 30 days is required to be given if the time and place of the adjourned Meeting, and the means of remote communication, if any, by which Shareholders and proxyholders may be deemed to be present and to vote at such adjourned Meeting, are announced at the Meeting at which adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned Meeting. At the adjourned Meeting, Aptose may transact any business which might have been transacted at the original Meeting.

Approval

In order to be passed, the Adjournment Proposal must be passed by a majority of the votes cast by Shareholders present virtually or by proxy at the Meeting.

Unless you have specified in the enclosed form of proxy that the votes attaching to the Shares represented by the proxy are to be voted against the Adjournment Proposal on any ballot that may be called for, the management representatives designated in the enclosed form of proxy intend to vote the Shares in respect of which they are appointed proxy FOR the Adjournment Proposal.

Board Recommendation

The Board unanimously recommends a vote FOR the Adjournment Proposal.

EXECUTIVE COMPENSATION

Information About Our Executive Officers

Our leadership team comprises accomplished industry, financial and clinical research professionals who are dedicated to building a comprehensive anticancer drug pipeline and clinical development programs focused on targeted therapeutics directed against dysregulated oncogenic processes in patients with life-threatening hematologic malignancies. For the year ended December 31, 2024, the leadership team included our Chairman, President and Chief Executive Officer, Dr. William G. Rice, our Senior Vice President, Chief Financial Officer and Chief Business Officer, Fletcher Payne and our Senior Vice President and Chief Medical Officer, Dr. Rafael Bejar.

Fletcher Payne, age 62, joined Aptose as Senior Vice President, Chief Business Officer, Chief Financial Officer (“CFO”) and Corporate Secretary in June 2022. With over 25 years of experience in the healthcare sector, Mr. Payne has held several CFO and senior management positions at various biotech companies, in addition to roles in finance and accounting. He has also overseen legal, corporate development and licensing functions. Throughout his career, he has successfully executed a diverse range of business transactions totaling more than $3.7 billion, focusing primarily on clinical testing, oncology, neurological conditions, and orphan disease indications. Mr. Payne most recently held the position of CFO at Syapse, where he successfully completed several financing transactions and oversaw the company’s accounting, finance, corporate development, and legal functions. Previously, he served as CFO at Catalyst Biosciences, a publicly traded biotech company. Mr. Payne has also held CFO roles and senior financial positions at various organizations, including CytomX Therapeutics, Plexxikon Inc., Rinat Neuroscience Corporation, Dynavax Technologies Corporation, and Cell Genesys, among others. He earned a Bachelor of Science in Finance from the Haas School of Business at the University of California, Berkeley.

Dr. Rafael Bejar, M.D, Ph.D., age 53, joined Aptose as Senior Vice President and Chief Medical Officer in January 2020. Dr. Bejar is an internationally recognized physician scientist with extensive research and clinical experience in the area of hematologic malignancies. Dr. Bejar joined Aptose from UC San Diego (“UCSD”) where he began working in 2012. He continues to serve at UCSD as an Associate Professor of Clinical Medicine, caring for patients and maintaining a research laboratory focused on translational studies of myeloid malignancies and also serves and is an independent consultant as a member of the Independent Data Monitoring Committee for other pharmaceutical companies. At UCSD, he founded the MDS Center of Excellence and led the Hematology Disease Team from 2017 to 2019. There he has directed several clinical studies and served as an advisor for numerous companies including Celgene (now BMS), Takeda, AbbVie, Astex, Genoptix (now NeoFenomics, Keros, Servier, Geron, Forty Seven (now Gilead), PersImmune, Epizyme (now Ipsen) and Daiichi-Sankyo. Outside UCSD, Dr. Bejar sits on the Scientific Advisory Board for the MDS Foundation, is a prior member of the National Comprehensive Cancer Network Guidelines Committee, and has led projects for the International Working Group for MDS. He is frequently invited to speak at national and international meetings and has published articles in a variety of journals including The New England Journal of Medicine, Journal of Clinical Oncology, Leukemia (where he is an Associate Editor), Blood, and Blood Advances. Dr. Bejar completed his fellowship in the Massachusetts General Hospital Cancer Center/Dana-Farber Cancer Institute program and has been board certified in Internal Medicines, Hematology and Oncology. He completed his internship in Internal Medicine at the University of Chicago followed by his residency at the Brigham and Women’s Hospital in Boston where he later served a Medical Chief Resident and an Instructor in Hematology. He holds an MD degree and Neuroscience PhD from UCSD and a BS in Physics from MIT.

The following discussion covers the compensation arrangements for Dr. Rice, Mr. Payne and Dr. Bejar (each, an “NEO” and, collectively the “Named Executive Officers”).

Compensation Philosophy

The Compensation Committee’s mandate is to review and advise the Board on the recruitment, appointment, performance, compensation, benefits and termination of executive officers. The Compensation Committee also administers and reviews procedures and policies with respect to equity-based compensation plans, employee benefit programs, pay equity and employment equity and reviews executive compensation disclosure where it is publicly disclosed.

Aptose’s executive compensation program is designed to:

•
attract and retain qualified, motivated and achievement-oriented individuals by offering compensation that is competitive in the industry and marketplace, especially given the current challenging market conditions for recruiting and retaining talent;
•
align executive interests with the interests of shareholders; and
•
ensure that individuals continue to be compensated in accordance with their personal performance and responsibilities and their contribution to our overall objectives.

These objectives are achieved by offering executives and employees a compensation package that is competitive and rewards the achievement of both our short-term and long-term objectives. As such, our compensation package consists of three key elements:

•
base salary and initial stock options;
•
short-term compensation incentives to reward corporate and personal performance through potential annual cash bonuses; and
•
long-term compensation incentives related to long-term increase in share value through participation in equity-based compensation plans.

The Compensation Committee reviews each of these items on a stand-alone basis and also reviews compensation as a total package. Adjustments to compensation are made as appropriate following a review of the compensation package as a whole.

Policy on Timing of Equity Award Grants

The Compensation Committee has not established policies and practices (whether written or otherwise) regarding the timing of option grants or other awards in relation to the release of material nonpublic information (“MNPI”) and do not take MNPI into account when determining the timing and terms of stock option or other equity awards to executive officers. We do not time the disclosure of MNPI, whether positive or negative, for the purpose of affecting the value of executive compensation.

Pay Positioning

The Corporation endeavors to target total cash compensation (salary and short-term incentive) somewhat above the 50th percentile of relevant publicly-traded peers, and generally provides long-term incentive opportunities in the 50th to 75th percentile of relevant publicly-traded peers. The Compensation Committee believes this approach aligns executive compensation with the long-term interests of Shareholders and with the Corporation’s strategy, particularly when relatively few executives are performing multiple executive roles. In 2024, the Compensation Committee considered the Salary Increase and Turnover Study prepared by Radford (an Aon Consulting Company), which provided detailed information relating to cost-of-living adjustments for relevant publicly-traded peers within a similar geographic area. Based on this information and also taking into account experience in the role, scope of the role, performance and retention risk, as further explained below, the Compensation Committee suggested compensation goals for the executives for 2025 and the following years aligned with the target pay positioning set out above.

Although the Compensation Committee considers Radford’s recommendations in its review of executive compensation, the Compensation Committee ultimately makes its own decisions about compensation matters. The Compensation Committee realizes that using a peer benchmark is neither the only means for gathering and validating market data nor the only criteria for establishing executive compensation. In instances where an executive is uniquely critical to our success, the Compensation Committee may provide compensation in excess of the benchmark of the comparator group companies. Upward or downward variations for base salary and long-term incentives may also occur as a result of the individual’s experience level, the balance of the individual’s different elements of compensation, market factors and other strategic considerations. The Compensation Committee believes that, given the competitiveness of our industry and our company culture, our base compensation, cash incentives and equity programs must remain flexible, reward the achievement of clearly defined corporate goals. In addition, the Compensation Committee believes that such programs must be sufficient to retain our existing executive officers and to hire new executive officers, when necessary, and that unnecessary turnover at the executive level can have expensive consequences from the perspectives of time lost and capital required.

In 2024, achievements that were considered by the Compensation Committee when making compensation recommendations included, (i) for the oral, myeloid kinome inhibitor tuspetinib, the completion of dose escalation/dose exploration and the APTIVATE expansion trial to include single agent and drug combination in AML patient population; and (ii) for the oral, dual lymphoid and myeloid kinome inhibitor luxeptinib, dose escalation and evaluation with respect to third generation drug substance, and the manufacture of sufficient third generation drug substance to support clinical needs. The rigorous cash management and the management of the business relationships with strategic partners were also taken into account. In addition, the exceptional market environment for the hiring and retention of talent was an important factor for the Compensation Committee and the Board when making compensation decisions.

Base Salary

In establishing base salaries, the objective of the Compensation Committee is to establish levels that will enable Aptose to attract and retain executive officers that can effectively contribute to the long-term success of the Corporation. Base salary for each executive officer is determined by the individual’s skills, abilities, experience, past performance and anticipated future contribution to our success. The members of the Compensation Committee use their knowledge of the industry and of industry trends as well as independent third-party consultants to assist with the determination of an appropriate compensation package for each executive officer.

Short-Term Compensation Incentives

Short-term compensation incentives motivate our executive officers to achieve specified performance objectives and to reward them for their achievement in the event that those objectives are met. Each year, the Compensation Committee approves the annual corporate objectives encompassing scientific, clinical, regulatory, business and corporate development and financial criteria. The annual cash incentive for the executive officers is based, at least in part, on the level of achievement of these annual objectives, assuming these objectives are still relevant at the time of evaluation.

All corporate and executive officer objectives and short-term incentives are reviewed by the Compensation Committee and approved by the Board.

The annual cash incentives for executive officers for the year ended December 31, 2024 ranged from 40% to 55% of base salary.

Cash incentives are determined as soon as practicable after the end of the fiscal year and, for the Named Executive Officers, are included in the Summary Compensation Table in the year in respect of which they are earned.

Short-Term Compensation Incentives - Performance Metrics

The performance of the Named Executive Officers for the period ended December 31, 2024 was measured with respect to the following objectives:

1)
Achievement of certain milestones for the clinical development of the tuspetinib and luxeptinib programs;
2)
Achievement of certain milestones related to finance, financing and accounting; and
3)
Achievement of certain milestones related to corporate and business development.

Each of the above objectives is weighted at 50%, 30% and 20%, respectively, in relation to assessment of satisfaction of overall corporate objectives and determination of any general corporate bonuses and additional unanticipated accomplishments during 2024 were also considered.

Long-Term Incentive Plans

Long-term compensation incentives at Aptose reward an executive’s contribution to the attainment of Aptose’s long-term objectives, align an executive’s performance with the long-term performance of Aptose and to provide an additional incentive for an executive to enhance shareholder value. Long-term incentive compensation for directors, officers, employees and consultants is reviewed annually and may be accomplished through the grant of share options and of stock-based awards (collectively, “Awards”) under the 2021 Stock Incentive Plan.

In certain cases, executive officers may be granted share options on the commencement of employment with Aptose in accordance with the responsibility delegated to each executive officer for achieving corporate objectives and enhancing shareholder value in accordance with those objectives.

The number of options granted for certain executives of Aptose for the year ended December 31, 2024 was based on achievement of both corporate and executive officer objectives. The Compensation Committee recommends the allocation of options, and options are priced using the closing market price of the Shares on the TSX or on Nasdaq, as applicable, on the last trading day prior to the grant. Options to purchase Shares granted under the 2021 Stock Incentive Plan expire ten years from the date of grant and vest over a term recommended by the Compensation Committee and approved by the Board of Directors. During 2024, options granted to Aptose Named Executive Officers vested over four years. The Compensation Committee and the Board consider previous grants of options when considering new grants of options.

Awards may be subject to accelerated vesting in the event of termination or change of control, see “Termination and Change of Control Benefits.”

Other Benefits

In certain cases, the Compensation Committee may recommend inclusion of automobile allowances and the payment of certain professional dues as a component of a competitive remuneration package for executives.

Hedge or Offset Instruments

Pursuant to our Disclosure and Insider Trading Policy, no officer, director or other member of management of the Corporation may engage in short sales, transactions in put or call options, hedging transactions, margin accounts, pledges or other inherently speculative transactions with respect to the Corporation’s stock at any time.

Clawback Policy

The Board has adopted the Clawback Policy which provides for the recovery of erroneously awarded incentive compensation in the event that the Corporation is required to prepare an accounting restatement due to material noncompliance of the Corporation with any financial reporting requirements under the federal securities laws.

Employment Agreements

Aptose entered into an employment agreement with Dr. Rice on October 25, 2013 upon his commencement as Chairman, President, and Chief Executive Officer. This agreement was amended and restated on August 19, 2014 and on April 29, 2024. Pursuant to the amended and restated employment agreement, Dr. Rice is entitled to an annual base salary of $648,960, which amount is reviewed annually by the Board and increased at the Board’s discretion, upon the advice of the Compensation Committee. Dr. Rice is also eligible for an annual discretionary bonus of up to 55% of his current base salary. The annual bonus is based on the Corporation’s and Dr. Rice’s achievement of objectives and milestones to be determined on an annual basis by the Board. Dr. Rice is entitled to receive termination benefits described under “Termination and Change of Control Benefits” below. Dr. Rice also receives employee benefits including, without limitation, participation in our 401(k) plan with a 3% non-elective company contribution, participation in Aptose’s group health coverage plan and life insurance plan for US employees, 25 days of paid vacation time annually, and an annual automobile allowance of $18,000. Dr. Rice is subject to certain non-compete restrictions. Dr. Rice receives no remuneration for his service as Chairman of the Board, director or as a member of the R&D Committee of the Board.

Aptose entered into an employment agreement with Mr. Payne upon his commencement as Chief Financial Officer, effective June 27, 2022. Mr. Payne was promoted to Senior Vice President, Chief Financial Officer and Chief Business Officer in November 2023. This agreement was amended and restated on April 29, 2024. Pursuant to the amended and restated employment agreement, Mr. Payne is entitled to an annual base salary of $479,440 which amount is reviewed annually by the Board and increased at the Board’s discretion, upon the advice of the Compensation Committee. Mr. Payne is also eligible for an annual discretionary bonus of up to 40% of his current base salary. The annual bonus is based on the Corporation’s and Mr. Payne’s achievement of objectives and milestones to be determined on an annual basis by the Board. Mr. Payne is entitled to receive termination benefits described under “Termination and Change of Control Benefits” below and receives employee benefits, including, without limitation, participation in any 401(k) plan with a 3% non-elective company contribution, participation in other benefits provided by us to our U.S.-based executive officers and other employees, which consist to date of life insurance and health benefits, and 20 days of paid vacation time annually. Mr. Payne is subject to certain non-compete restrictions.

Aptose entered into an employment agreement with Dr. Bejar upon his commencement as Chief Medical Officer, effective January 1, 2020. This agreement was amended and restated on April 29, 2024. Pursuant to the amended and restated employment agreement, Dr. Bejar is entitled to an annual base salary of $509,600 which amount is reviewed annually by the Board and increased at the Board’s discretion, upon the advice of the Compensation Committee. Dr. Bejar is also eligible for an annual discretionary bonus of up to 40% of his current base salary. The annual bonus is based on the Corporation’s and Dr. Bejar’s achievement of objectives and milestones to be determined on an annual basis by the Board. Dr. Bejar is entitled to receive termination benefits described under “Termination and Change of Control Benefits” below and receives employee benefits, including, without limitation, participation in any 401(k) plan with a 3% non-elective company contribution, participation in other benefits provided by us to our U.S.-based executive officers and other employees, which consist to date of life insurance and health benefits, and 20 days of paid vacation time annually. Dr. Bejar is subject to certain non-compete restrictions.

Summary Compensation Table

The following table details the compensation information for the fiscal years ended December 31, 2023 and December 31, 2024 of the Corporation for the Named Executive Officers. All amounts presented in the following tables are as recorded in US dollars.

				Stock	Option	All other	Total
		Salary	Bonus	awards(1)	awards(2)	compensation(3)	compensation
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)
Dr. William G. Rice
Chairman, President and	2024	647,040	343,200	—	95,490	28,350	1,114,080
Chief Executive Officer	2023	623,077	—	99,000	174,691	27,900	924,668
Fletcher Payne
Senior Vice President, Chief Financial	2024	478,022	184,400	—	75,028	10,350	747,800
Officer and Chief Business Officer	2023	448,131	—	65,993	87,345	9,900	611,369
Dr. Rafael Bejar
Senior Vice President and Chief	2024	508,092	196,000	—	47,745	10,350	762,187
Medical Officer	2023	488,846	98,000	65,993	87,345	9,900	750,084

(1)
The dollar amounts in this column reflect the aggregate grant date fair value of all stock awards granted during the indicated fiscal year. These amounts have been calculated in accordance with ASC 718, excluding the effect of estimated forfeitures. Assumptions used in the calculation of these amounts are included in Note 14 to our audited consolidated financial statements included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “10-K”). These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the NEOs. Stock awards are subject to the executives’ continued employment with the Corporation and consist of Stock Appreciation Rights, Restricted Stock and RSUs. During the year ended December 31, 2024, no stock awards were granted to NEOs. All stock awards held by Dr. Rice, Mr. Payne and Dr. Bejar may be subject to accelerated vesting following termination of employment. See “Termination and Change of Control Benefits” below.
(2)
The dollar amounts in this column reflect the aggregate grant date fair value of all share option awards granted during the indicated fiscal year. These amounts have been calculated in accordance with ASC 718, using the Black-Scholes option-pricing model and excluding the effect of estimated forfeitures. Assumptions used in the calculation of these amounts are included in Note 14 to our audited consolidated financial statements included in the Corporation’s 10-K. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the NEOs. During the year ended December 31, 2024 the following share options were granted to NEOs: 2,333 share options for Dr. Rice, 1,833 share options for Mr. Payne and 1,166 share options for Dr. Bejar at an exercise price of $60.00 per share. All share options granted will vest over four years.

Share options are subject to the executives’ continued employment with the Corporation and have a maximum term of 10 years. All share option grants issued to Dr. Rice, Mr. Payne and Dr. Bejar may be subject to accelerated vesting following termination of employment. See “Termination and Change of Control Benefits” below.

(3)
The dollar amounts in this column reflect the Corporation’s contributions to the executives’ accounts in our 401(k) plan and car allowances. The contributions to our executives’ accounts in our 401(k) plan were as follows: for 2024: $10,350 for each of Dr. Rice, Mr. Payne and Dr. Bejar. Car allowances were as follows: for 2023: $18,000 to Dr. Rice, and for 2024: $18,000.

Outstanding Equity Awards at Fiscal Year-End

	Option-based awards				Share-based awards
Name and Principal Position	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)
Dr. William G. Rice	111	Nil	463.50	6-Jun-27
Chairman, President and	222	Nil	475.31(1)	28-Mar-27
Chief Executive Officer	1,037	518(2)	603.00	17-Jan-32
	888	Nil	859.50	2-Jan-29
	666	Nil	1,260.00	19-Jan-28
	133	Nil	1,194.53(1)	30-Mar-26	Nil	Nil
	888	Nil	1,381.50	22-Jan-28
	635	127(3)	1,966.50	4-Jan-31
	266	Nil	2,176.43(1)	9-Jun-25
	4,444	Nil(5)	3,109.50	30-Jan-30
	Nil	1,333(4)	364.50	5-Jul-32
	444	444(5)	297.00	18-Jan-33
	Nil	2,333	60.00	5-Feb-34
Fletcher Payne	1,482	740(6)	381.55	26-Jun-32
Senior Vice President,	222	222(5)	297.00	18-Jan-33	Nil	Nil
Chief Financial Officer and Chief Business Officer	Nil	1,833	60.00	5-Feb-34
Dr. Rafael Bejar	888	Nil	2,551.50	1-Jan-30
Senior Vice President and	444	Nil	3,109.50	30-Jan-30
Chief Medical Officer	635	127(3)	1,966.50	4-Jan-31
	777	111	1,057.50	18-Aug-31	Nil	Nil
	889	444(2)	603.00	17-Jan-32
	222	222(5)	297.00	18-Jan-33
	Nil	1,166	60.00	5-Feb-34

(1)
Converted from the Canadian exercise price at the rate of 0.7913 Canadian dollars per U.S. dollar.
(2)
Unexercisable options vest as follows: 33.33% vested on January 17, 2024, 33.33% vest on January 17, 2025, and 33.33% vest on January 17, 2026.
(3)
Unexercisable options vest as follows: 50% vested on January 4, 2024, and 50% vest on January 4, 2025.
(4)
Unexercisable options vest upon reaching certain performance triggers as determined by the Board.
(5)
Unexercisable options vest as follows: 50% vested on January 19, 2024, 16.67% vest on January 19, 2025, 16.67% vest on January 19, 2026 and 16.67% vest on January 19, 2027.
(6)
Unexercisable options vest as follows: 33.33% vested on June 26, 2024, 33.33% vest on June 26, 2025, and 33.33% vest on June 26, 2026.

Retirement Benefits

The Corporation maintains a 401(k) plan in which eligible employees of the Corporation may choose to participate, including the Named Executive Officers. The Corporation makes non-elective contributions of 3% of compensation for all eligible employees, subject to the maximum allowed by the Internal Revenue Code Section 401(k).

Termination and Change of Control Benefits

The employment agreements of Dr. Rice, Mr. Payne and Dr. Bejar provide that if their employment is terminated by the Corporation other than for “cause”, or if the Named Executive Officer resigns for “good reason” each of Dr. Rice, Mr. Payne and Dr. Bejar shall be entitled to a payment equivalent to 12 months of their respective annual base salaries at the time of termination (Dr. Rice’s December 31, 2024 annual base salary represented $648,960, Mr. Payne’s annual base salary represented $479,440 and Dr. Bejar’s base salary represented $509,600), plus an amount equal to the average bonus remuneration received from the Corporation during the last three years of employment completed prior to the termination date, prorated based on the number of days the executive worked during the year of the termination. In addition, the employment agreements of Dr. Rice, Mr. Payne and Dr. Bejar provide that certain payments related to health benefits will continue to be made for a period of 12 months following termination of their employment.

The employment agreements of Dr. Rice, Mr. Payne and Dr. Bejar provide that, in the event their employment with the Corporation is terminated within three months immediately preceding or 12 months immediately following the consummation of a “change of control” (defined as the consummation of any of the following: (a) the acquisition of the Corporation by another entity by means of any transaction or series of related transactions to which the Corporation is a party, (b) a sale, lease or other conveyance of all or substantially all of the assets of the Corporation, or (c) liquidation, dissolution or winding up of the Corporation, whether voluntary of involuntary), each of Dr. Rice, Mr. Payne and Dr. Bejar would be eligible, subject to certain conditions, to receive a payment equivalent to 18 months of their annual base salaries at the time of termination, plus an amount equal to 150% of the average bonus remuneration received from the Corporation during the last three years of employment completed prior to the termination date, prorated based on the number of days the executive worked during the year of the termination, as well as continuation of the payments related to health benefits for a period of 12 months following the termination following a change of control.

The employment agreements of Dr. Rice, Mr. Payne and Dr. Bejar provide that in the event of their termination, other than for cause, the vesting and exercisability of all then outstanding unvested share options, RSUs or other equity awards then held by such NEO become immediately vested and exercisable and shall remain exercisable as set forth in the applicable award documents.

Pay versus Performance

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(4) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our NEOs and our performance.

Pay versus Performance Table

Year	Summary Compensation Table total for CEO	CEO Compensation Actually Paid(1)	Average Summary Compensation Table total for other NEOs(2)	Average Compensation Actually Paid to other NEOs(1)(2)	Value of initial fixed $100 investment based on TSR	Net loss ($ Thousands)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2023	$924,668	$3,666,103	$650,154	$1,418,649	$28	$(51,207)
2024	$1,114,080	$208,691	$754,994	$609,176	$3	$(25,430)

(1)
To calculate the compensation actually paid, the following amounts were added to Summary Compensation Table total compensation.

Year	Fair Value of covered year Unvested Equity Awards	Fair Value of covered year Vested Equity Awards	Change in Fair value of covered year Unvested Equity Awards	Change in Fair Value of covered year Vested Awards	Amounts reported in the Summary Compensation Table for equity awards	Equity Value Included in Compensation Actually Paid
	(a)	(b)	(c)	(d)	(e)	(f) = (a) + (b) + (c) + (d) – (e)
2023	$1,765,374	$1,465,542	$(291,609)	$(23,181)	$174,691	$2,741,435
2024	$95,476	$—	$(42,793)	$(862,582)	$95,490	$(905,389)

(2)
The other NEOs reflected in columns (d) and (e) represent the following individuals for 2024: Dr. Rafael Bejar and Mr. Fletcher Payne, and for 2023: Dr. Rafael Bejar, Mr. Fletcher Payne and Mr. Philippe Ledru.

Narrative

The relationship between compensation actually paid and the pay of our NEOs is described below:

•
Relationship Between Compensation Paid to the CEO and Average Compensation Paid to Other Named Officers and the Corporation’s Cumulative TSR – In both 2024 and 2023, the compensation paid to the CEO and other NEOs decreased in line with the decrease in our TSR. This is due primarily to the Corporation’s use of long-term equity incentive awards, which are tied directly to our stock price in addition to our financial performance. The actual dollar value of previously issued equity securities depends on the market price of the Shares at the time of exercise. As the market price of the Shares is currently lower than the exercise price of outstanding options, realizable value from such equity-based compensation is currently $0.

The chart below shows the relationship between the compensation actually paid to the CEO and the average compensation actually paid to our other NEOs, on one hand, and the Corporation’s cumulative TSR (total shareholder return, based on an initial investment of $100 on December 31, 2022) over the two most recently completed financial years.

APTO TSR vs. Compensation Actually Paid
Compensation Actually Paid ($ Millions)
$4
$4
$3
$3
$2
$2
$1
$1
$
$3.7
$1.4
$28
$0.2
$0.6
$3
$120
$100
$80
$60
$40
$20
$—
Cumulative TSR (based on $100 investment)
2023
2024
Fiscal Year
CEO Compensation Actually Paid(1)
Average Compensation Actually Paid to other NEOs(1)(2)
Value of initial fixed $100 investment based on TSR

•
The key factors influencing the compensation paid to the CEO and other named executive officers (NEOs) were primarily driven by restricted stock equity awards. These awards were designed to better align compensation with share ownership and the market price of Aptose stock. Additionally, other compensation elements, such as annual salary, bonuses, and equity incentive awards, exhibited less variability compared to previous years. Consequently, these changes in compensation are not directly related to fluctuations in our net loss.

The chart below shows the relationship between the compensation actually paid to the CEO and the average compensation actually paid to our other NEOs, on one hand, and the Corporation’s net loss over the two most recently completed financial years.

Net Loss vs. Compensation Actually Paid
Compensation Actually Paid ($ Millions)
$4
$4
$3
$3
$2
$2
$1
$1
$
$3.7
$0.7
$(51,207)
$(25,430)
$0.2
$0.8
2023
2024
Fiscal Year
$—
$(10,000)
$(20,000)
$(30,000)
$(40,000)
$(50,000)
$(60,000)
Net Loss ($ Thousand)
CEO Compensation Actually Paid(1)
Average Compensation Actually Paid to other NEOs(1)(2)
Net loss ($ Thousands)

DIRECTOR COMPENSATION

Overview

The Compensation Committee makes recommendations regarding compensation payable to our non-employee directors to the entire Board, which then makes final decisions regarding such compensation.

Dr. Rice receives no remuneration for his service as Chairman of the Board and director or as a member of the R&D Committee of the Board.

Cash Compensation

Non-employee directors are entitled to an annual fee of $60,000 with no per meeting fees. The Lead Director is entitled to an additional annual fee of $40,000. The chair of each committee is entitled to an additional annual fee of $15,000, with the exception of the chair of the Audit Committee who is entitled to an additional annual fee of $20,000. Each committee member is entitled to receive an annual fee of $10,000 per committee, and members of the Audit Committee are entitled to an additional annual fee of $3,500. All fees are paid in quarterly installments.

Non-employee directors are reimbursed for any out-of-pocket travel expenses incurred in order to attend meetings. Executive directors are not entitled to directors’ compensation.

Option Awards

Upon appointment to the Board a non-employee director will be entitled to an initial option grant under the 2021 Stock Incentive Plan and each year thereafter non-employee directors are eligible for an additional grant at the beginning of the fiscal year. The options vest 50% after one year, and 25% for each of the second and third years. If a director resigns, the director will have 90 days from the date of resignation to exercise all vested and unexercised options.

The maximum compensation (cash and equity awards) that may be received by any director during a financial year has been set to $500,000.

The following table details the compensation earned by each non-employee director for the year ended December 31, 2024:

Name	Fees earned or paid in cash ($)	Option awards(1)(2) ($)	Total ($)
Carol G. Ashe	80,000(3)	4,547	84,547
Dr. Denis Burger	148,500(4)	4,547	153,047
Dr. Mark Vincent	85,000(5)	4,522	89,522
Mr. Warren Whitehead	80,000(6)	4,522	84,522
Dr. Erich Platzer	80,000(7)	4,547	84,547
Dr. Bernd R. Seizinger	88,500(8)	4,547	93,047

(1)
The dollar amounts in this column reflect the aggregate grant date fair value of all share option awards granted during the indicated fiscal year. These amounts have been calculated in accordance with ASC 718, using the Black-Scholes option-pricing model and excluding the effect of estimated forfeitures. Assumptions used in the calculation of these amounts will be included in Note 14 to our audited consolidated financial statements included in the Corporation’s Annual Report on Form 10-K. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the non-employee director.

During the year ended December 31, 2024, the following share options were granted to Aptose directors: 111 share options for Ms. Ashe, 111 share options for Dr. Burger, 111 share options for Dr. Vincent, 111 share options for Mr. Whitehead, 111 share options for Dr. Platzer and 111 share options for Dr. Seizinger. All options granted vest over three years.

(2)
The aggregate number of shares subject to outstanding share options held by each of the non-employee directors listed in the table above as of December 31, 2024 was as follows: 953 for Ms. Ashe, 1,298 for Dr. Burger, 1,284 for Dr. Vincent, 1,187 for Mr. Whitehead, 1,242 for Dr. Platzer and 444 for Dr. Seizinger.

(3)
Ms. Ashe earned this amount for her services as director on the Board and as a member of the Board’s Corporate Governance and Nominating Committee and Compensation Committee.
(4)
Dr. Burger earned this amount for his services as lead director on the Board, as Chair of the Board’s Compensation Committee and as a member of the Board’s Audit Committee and of the Board’s Corporate Governance and Nominating Committee.
(5)
Dr. Vincent earned this amount for his services as director on the Board, as Chair of the Board’s Corporate Governance and Nominating Committee and as a member of the R&D Committee.
(6)
Mr. Whitehead earned this amount for his services as director on the Board and as Chair of the Board’s Audit Committee.
(7)
Dr. Platzer earned this amount for his services as director on the Board, as a member of the Board’s Compensation Committee and as a member of the R&D Committee.
(8)
Dr. Seizinger earned this amount for his services as a director on the Board, as a member of the Board’s Audit Committee and as Chair of the Board’s R&D Committee.

EQUITY COMPENSATION PLAN INFORMATION

General

As of December 31, 2024, the total number of Shares subject to outstanding awards and available for future issuance by the Corporation under the 2021 Stock Incentive Plan and the Corporation’s share option plan (the “Share Option Plan”) was 52,210. As of December 31, 2024, there were outstanding options to purchase 21,615 Shares issued under the 2021 Stock Incentive Plan and outstanding options to purchase 17,872 Shares issued under the Share Option Plan, which, combined, represented 2.0% of the issued and outstanding Shares of the Corporation as of December 31, 2024 and Nil RSUs issued and outstanding under the 2021 Stock Incentive Plan, representing 0.0% of the issued and outstanding Shares of the Corporation.

2021 Stock Incentive Plan

On April 20, 2021, the Board unanimously approved and adopted the 2021 Stock Incentive Plan. The 2021 Stock Incentive Plan was ratified, confirmed and approved by the Shareholders at the annual and special meeting held on June 1, 2021 and amended to increase the number of shares available thereunder on May 31, 2022 and May 23, 2023.

For a summary of the terms of the 2021 Stock Incentive Plan, see “Proposal No. 4 – Amendment to the Corporation’s 2021 Incentive Plan.”

Share Option Plan

The Corporation currently maintains its existing Share Option Plan. However, following the approval of the 2021 Stock Incentive Plan by the shareholders, no further grants were permitted to be made under the Share Option Plan, though existing grants under the Share Option Plan continue in effect in accordance with their terms.

The Share Option Plan was established to advance the interests of Aptose by:

•
providing Eligible Persons (as defined below) with additional incentives;
•
encouraging stock ownership by Eligible Persons;
•
increasing the interest of Eligible Persons in the success of Aptose;
•
encouraging Eligible Persons to remain loyal to Aptose; and
•
attracting new Eligible Persons to Aptose.

The Compensation Committee, as authorized by the Board, administers the Share Option Plan. Further to the approval of the 2021 Stock Incentive Plan by Shareholders, the Share Option Plan no longer makes new option grants available under the Share Option Plan upon the exercise of options previously granted. A copy of the Share Option Plan was filed on June 12, 2015 and is available on SEDAR+ at www.sedarplus.ca.

Under the Share Option Plan, options may be granted to any executive officer, employee, subsidiary of an executive officer or employee, or consultant or consultant entity (“Eligible Persons”). The exercise price of options granted under the Share Option Plan is established by the Board and will be equal to the closing market price of the Shares on the TSX on the last trading day preceding the date of grant. If there is no trading on that date, the exercise price will be the average of the bid and ask on the TSX on the last trading date preceding the date of grant. If not otherwise determined by the Board, an option granted under the Share Option Plan will vest as to 50% on the first anniversary of the date of grant of the option and an additional 25% on the second and third anniversaries after the date of grant. The Board fixes the term of each option when granted, but such term may not be greater than 10 years from the date of grant. If the date on which an option expires pursuant to an option agreement occurs during, or within 10 days after the last day of, a black out period or other restriction period imposed on the trading of Shares by the Corporation, the expiry date for the option will be the last day of the 10-day period. Options are personal to the participant and a participant may not transfer an option except in accordance with the Share Option Plan.

The Share Option Plan does not limit insider participation and does not provide a maximum number of Shares which may be issued to an individual under the Share Option Plan. The Corporation did not provide financial assistance to any Eligible Person to facilitate the exercise of Options during the year ended December 31, 2024.

The Board may, in its sole discretion, amend, suspend or terminate the Share Option Plan or any portion of it at any time in accordance with applicable legislation, without obtaining the approval of Shareholders. Such amendments could include: (i) amendments of a “housekeeping” nature; (ii) a change to the vesting provisions of options granted pursuant to the Share Option Plan; and (iii) a change to the termination provisions of options granted under the Share Option Plan which does not entail an extension beyond the original expiry date.

Any amendment to any provision of the Share Option Plan is subject to any required regulatory or Shareholder approval. The Corporation is, however, required to obtain the approval of the Shareholders for any amendment related to (i) the maximum number of Shares reserved for issuance under the Share Option Plan, and under any other security-based compensation arrangements of the Corporation; (ii) a reduction in the exercise price for options held by insiders of the Corporation; and (iii) an extension to the term of options held by insiders of the Corporation.

If an option holder is terminated without cause, resigns or retires, each option that has vested will cease to be exercisable three months after the option holder’s termination date. Any portion of an option that has not vested on or prior to the termination date will expire immediately. If an option holder is terminated for cause, each option that has vested will cease to be exercisable immediately upon the Corporation’s notice of termination. Any portion of an option that has not vested on or prior to the termination date will expire immediately.

Employee Share Purchase Plan

On April 20, 2021, the Board unanimously approved and adopted, subject to the approval of the Shareholders, the Corporation’s 2021 employee stock purchase plan (the “ESPP”), a copy of which is attached as Appendix C to the Corporation’s proxy statement dated April 20, 2021. After being approved by the Shareholders at the annual and special meeting held on June 1, 2021, the ESPP became effective on July 2, 2021.

ESPP Highlights

The ESPP:

•
reserves 3,777 Shares. As of April 22, 2025, the closing price of a Share on the TSX was C$ ;
•
permits a participant to contribute up to 15% of his or her eligible compensation each pay period through payroll deductions;
•
establishes offering periods (usually two 6-month offering periods);
•
permits participants to purchase Shares at a purchase price equal to 85% of the lesser of (i) the Fair Market Value of the Shares on the first trading day of an offering period (the “Offering Date”), and (ii) the Fair Market Value of the Shares on the last trading day of any offering period (or purchase period, if applicable) (the “Exercise Date”); and
•
limits the value of Shares that a participant may purchase in a calendar year to $25,000 and limits the number of Shares that may be purchased by a participant under the ESPP to less than 5% of the outstanding Shares or 10,000 Shares per offering period.

ESPP Benefits

Participation in the ESPP is voluntary and each eligible employee will have the discretion to determine whether and to what extent to participate in and contribute to the ESPP. Accordingly, the benefits and amounts that will be received or allocated to officers and other employees under the ESPP are not determinable at this time.

Summary of Material Provisions of the ESPP

The following brief summary of the ESPP is not intended to be exhaustive and is qualified in its entirety by the terms of the ESPP, a copy of which is attached as Appendix C to the Corporation’s proxy statement dated April 20, 2021.

Plan Administration

The ESPP is administrated by the Compensation Committee, or by the Board acting in place of the Compensation Committee. Subject to the terms of the ESPP, the Compensation Committee has the authority to, among other matters determine the terms and conditions of offerings under the ESPP, determine the eligibility of participants, and construe, interpret and apply the terms of the ESPP.

Shares Reserved for Issuance

Subject to customary capitalization adjustments, the maximum number of Shares reserved for issuance from treasury under the ESPP is 3,777.

Eligibility

Any individual who is a common law employee of the Corporation and any of its subsidiaries designated by the Compensation Committee for at least 20 hours per week on any given Offering Date will be eligible to participate in the ESPP.

The Compensation Committee may, in its discretion, exclude the following categories of employees from participation: (i) employees who have not completed at least two years of service since their last hire date; (ii) employees who customarily work not more than 20 hours per week or five months per calendar year; or (iii) certain highly-compensated employees.

As of April 22, 2025, there are approximately employees which are eligible to participate under the ESPP.

Offering Periods

The ESPP is currently expected to be administered through consecutive six-month periods referred to as “Offering Periods”. The Offering Periods will be determined by the Compensation Committee, provided that no Offering Period may extend for a period longer than 27 months.

On the Offering Date, each eligible employee who has properly enrolled in that Offering Period will be granted an option to purchase Shares to be funded by payroll deductions, based on the participant’s elected contribution rate. Unless a participant has properly withdrawn from the Offering Period, each option granted under the ESPP will automatically be exercised on the Exercise Date. The purchase price will be equal to 85% of the lesser of the Fair Market Value of the Shares on (i) the Offering Date; and (ii) the Exercise Date.

Contribution and Purchase Limitations

Unless otherwise determined by the Compensation Committee in accordance with the terms of the ESPP, no participant may (i) elect a contribution rate of more than 15% of his or her compensation for the purchase of Shares under the ESPP in any one payroll period; (ii) purchase more than 10,000 Shares under the ESPP on any one Exercise Date; or (iii) purchase Shares that have a Fair Market Value of more than $25,000, determined as of the Offering Date, in any calendar year.

Certain Corporate Transactions

If the number of outstanding Shares is changed by a dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Corporation, or other change in the corporate structure of the Corporation affecting the Shares occur, the Compensation Committee, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the ESPP will, in such manner as it may deem equitable, adjust the number and class of shares which may be delivered under the ESPP, the purchase price and the number of Shares covered by each option under the ESPP which has not yet been exercised, and the contribution and purchase limitations.

Amendments and Termination

The Compensation Committee may generally amend, suspend, or terminate the ESPP at any time without Shareholder approval.

During the year ended December 31, 2024, Named Executive Officers, as a group, did not purchase any Shares pursuant to the ESPP. Employees purchased an aggregate of 922 Shares pursuant to the ESPP during the same period.

Equity Compensation Plan Information

The following table sets forth certain details as at the end of the year ended December 31, 2024 with respect to compensation plans pursuant to which equity securities of the Corporation are authorized for issuance.

Plan Category	Number of Shares to be issued upon exercise of outstanding options (a)	Weighted- average exercise price of outstanding options (b)	Number of Shares remaining available for future issuance under the equity compensation plans (Excluding Shares reflected in Column (a))(1)
Equity compensation plans approved by security holders	39,489	$1,170.30	12,723
Equity compensation plans not approved by security holders	—	—	—
Total	39,489	$1,170.30	12,723

1.
Includes share option awards, RSUs, and dividend equivalents that may be awarded under our 2021 Stock Incentive Plan and Share Option Plan as at December 31, 2024. Does not include additional shares which are subject to shareholder approval under Proposal No. 4.

Annual Burn Rate

The following table provides the annual burn rate associated with the 2021 Stock Incentive Plan and the Share Option Plan for each of the Corporation’s three most recent fiscal years:

Equity Compensation Plan	Fiscal year	Number of securities granted under the plan(1)(2)	Weighted average number of securities outstanding(1)(3)	Annual burn rate(4)
2021 Stock Incentive Plan	2024	13,606	698,980	1.95%
	2023	8,498	225,154	3.77%
	2022	14,655	205,036	7.15%
Share Option Plan	2024	—	—	—
	2023	—	—	—
	2022	—	—	—

(1)
The numbers have been reduced in the table above in accordance with the 30:1 reverse split effected on February 26, 2025.
(2)
Corresponds to the number of securities granted under the plan in the applicable fiscal year.
(3)
The weighted average number of securities outstanding during the period corresponds to the number of securities outstanding at the beginning of the period, adjusted by the number of securities repurchased or issued during the period, and multiplied by a time-weighting factor.
(4)
The annual burn rate percent corresponds to the number of securities granted under the plan divided by the weighted average number of securities outstanding.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Corporation, none of the persons who have been directors or executive officers of the Corporation at any time since January 1, 2024, none of the proposed nominees for election as a director of the Corporation and none of the associates or affiliates of any of the foregoing has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter scheduled to be acted upon at the Meeting other than the election of directors.

INTEREST OF RELATED PERSONS IN TRANSACTIONS

For the last two completed fiscal years, no director, proposed director, executive officer, or immediate family member of a director, proposed director or executive officer nor, to the knowledge of our directors or executive officers, after having made reasonable inquiry, any person or company who beneficially owns, directly or indirectly, Shares carrying more than 5% of the voting rights attached to all Shares outstanding at the date hereof, or any immediate family member thereof, had any material interest, direct or indirect, in any transaction or proposed transaction of the Corporation which involves an amount exceeding the lesser of $120,000 or one percent of the average of the Corporation’s total assets at year-end for the last two completed fiscal years.

DELINQUENT section 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and executive officers and all persons who beneficially own more than 10 percent of our outstanding Shares to file with the SEC initial reports of changes in ownership of our Shares. To our knowledge, based on a review of the copies of such reports and amendments to such reports furnished to us with respect to the year ended December 31, 2024, and based on written representations by our directors and executive officers, all required Section 16(a) reports under the Exchange Act for our directors, executive officers, and beneficial owners of greater than 10 percent of our Shares were filed on a timely basis during the year ended December 31, 2024.

HOUSEHOLDING OF ANNUAL PROXY MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our Notice of Internet Availability of Proxy Materials, proxy materials or annual report to Shareholders may have been sent to multiple Shareholders in each household unless otherwise instructed by such Shareholders. We will deliver promptly a separate copy of these documents to any Shareholder upon written or oral request to our Senior Vice President, Chief Financial Officer, Chief Business Officer and Corporate Secretary at Aptose Biosciences Inc., Suite 120, 12770 High Bluff Drive, San Diego, California, telephone: 858-926-2730. Any Shareholder who wants to receive separate copies of our Notice of Internet Availability of Proxy Materials, proxy materials or annual report to Shareholders in the future, or any Shareholders who is receiving multiple copies and would like to receive only one copy per household, should contact the Shareholder’s bank, broker, or other nominee record holder, or the Shareholder may contact us at the above address and phone number.

INDEBTEDNESS

As of the date hereof, there is no indebtedness owing to the Corporation by any employees, officers or directors of the Corporation. The Corporation did not provide financial assistance to any employees, officers or directors for the purchase of securities during the year ended December 31, 2024 or from January 1, 2025 to the date hereof.

DIRECTORS AND OFFICERS’ LIABILITY

We purchase and maintain liability insurance for the benefit of directors and officers to cover liability incurred by such person in such capacities. The policy provides for coverage in the amount of $15,000,000. The annual premium payable by the Corporation for directors’ and officers’ liability insurance for the year ended December 31, 2024 was approximately $581,150.

MANAGEMENT CONTRACTS

The management functions of the Corporation are not, in any way, performed in a substantial degree by a person or persons other than the directors or the executive officers of the Corporation.

ADDITIONAL INFORMATION

Additional information relating to us, including our most current Annual Report on Form 10-K (together with documents incorporated therein by reference), our consolidated financial statements for the year ended December 31, 2024, the report of the independent registered public accounting firm thereon, and management’s discussion and analysis of our financial condition and results of operations for the year ended December 31, 2024 can be found by accessing the SEC’s EDGAR filing database at www.sec.gov and on SEDAR+ at www.sedarplus.ca Copies of those documents are available upon written request to the Senior Vice President, Chief Financial Officer, Chief Business Officer and Corporate Secretary at Aptose Biosciences Inc., Suite 120, 12770 High Bluff Drive, San Diego, California, free of charge to our securityholders. Our financial information is provided in our consolidated financial statements for the year ended December 31, 2024 and management’s discussion and analysis of our financial condition and results of operations for the year ended December 31, 2024.

DIRECTORS’ APPROVAL

The contents and sending of this Proxy Statement have been approved by our directors.

(signed) William G. Rice, Ph.D.
Chairman, President and Chief Executive Officer
April , 2025

APPENDIX A

APTOSE BIOSCIENCES INC.

BOARD MANDATE

Purpose

The board of directors (the “Board”) of Aptose Biosciences Inc. (the “Corporation”) is responsible for the proper stewardship of the Corporation. The Board is mandated to represent the shareholders to select the appropriate Chief Executive Officer (“CEO”), assess and approve the strategic direction of the Corporation, ensure that appropriate processes for risk assessment, management and internal control are in place, monitor management performance against agreed benchmarks, and assure the integrity of financial reports.

Membership and Reporting

1.
A majority of the directors of the Board will be “independent” as defined by National Instrument 58-101 – Disclosure of Corporate Governance Practices (“NI 58-101”), applicable United States securities laws, the rules and regulations of the applicable stock exchanges (including, without limitation, Nasdaq Listing Rule 5605(a)(2)) and any other laws applicable to the Corporation. The Board shall affirmatively determine the independence of each director. The Board will have no more than the maximum set out in the Corporation’s articles and by-laws, which maximum number the Board will reassess from time to time having consideration for the particular needs of the Corporation.
2.
The Corporation will have, or explain why it does not have, at least two directors of the Board who are Diverse, including (i) at least one Diverse director who self-identifies as Female; and (ii) at least one Diverse director who self-identifies as an Underrepresented Minority or LGBTQ+. Capitalized but undefined terms used in this paragraph have the meanings given to them in Nasdaq Listing Rule 5605(f).
3.
Appointments to the Board will be reviewed on an annual basis. The Corporate Governance and Nominating Committee, in consultation with the CEO, is responsible for identifying and recommending new nominees with appropriate skills to the Board.
4.
The Board will report to the shareholders of the Corporation.

Terms of Reference

Meetings

1.
The Board will meet as required, but at least once quarterly.
2.
The independent directors will meet as required, without the non-independent directors and members of management, but at least once quarterly.

Meeting Preparation and Attendance

3.
In connection with each meeting of the Board and each meeting of a committee of the Board of which a director is a member, each director will:
(a)
review thoroughly the materials provided to the directors in connection with the meeting and be adequately prepared for the meeting; and
(b)
attend each meeting in person, by phone or by video-conference depending on the format of the meeting, to the extent practicable.

Corporate Planning and Performance

4.
The Board will:
(a)
adopt a strategic planning process and approve a strategic plan each year; and
(b)
approve and monitor the operational plans and budgets of the Corporation submitted by management at the beginning of each fiscal year.

In establishing corporate performance objectives, the Board will:

(a)
ensure that it has adequate opportunity and information available to it to gain knowledge of the business and the industry sufficient to make fully informed decisions and to adopt meaningful and realistic long-term and short-term strategic objectives for the Corporation. This may include the opportunity for the Board to meet from time to time with industry, medical and scientific experts in related fields of interest;
(b)
ensure that effective policies and processes are in place relating to the proper conduct of the business, the effective management of risk and the values to be adopted by the Corporation; and
(c)
ensure that appropriate and effective environmental and occupational health and safety policies are in place, are operational and are supported by adequate resources.
5.
The Board will:
(a)
ensure the integrity of the Corporation’s financial reporting and internal control and disclosure policies and processes;
(b)
review the Corporation’s quarterly and year-end audited financial statements;
(c)
review annual audit plans and findings and monitor the implementation of audit recommendations;
(d)
ensure that the Board has available to it any independent external advice that may be required from time to time; and
(e)
implement, or delegate the implementation of measures for receiving feedback from stakeholders.

Risk Management and Ethics

6.
The Board will:
(a)
ensure that the business of the Corporation is conducted in compliance with applicable laws and regulations and according to the highest ethical standards;
(b)
identify and document the financial risks and other risks that the Corporation faces in the course of its business and ensure that such risks are appropriately managed; and
(c)
adopt a disclosure policy.

Shareholder Communication

7.
The Board will ensure that effective communication and disclosure policies are in place between the Board and the Corporation’s shareholders, other stakeholders and the public. The Board will determine, from time to time, the appropriate criteria against which to evaluate performance against shareholder expectations and will set corporate strategic goals and objectives within this context. The Board will regularly review its criteria for the evaluation of shareholder expectations to ensure that they remain relevant to changing circumstances.

Supervision of Management

8.
The Board will:
(a)
to the extent feasible, satisfy itself as to the integrity of the CEO and other executive officers and that all such officers are creating a culture of integrity throughout the Corporation;
(b)
ensure that the CEO is appropriately managing the business of the Corporation;
(c)
ensure appropriate succession planning is in place (including appointing, training and monitoring senior management), in particular with respect to the CEO position;
(d)
establish corporate objectives for the CEO annually and evaluate the performance of the CEO against these corporate objectives;
(e)
consider and approve major business initiatives and corporate transactions proposed by management; and
(f)
ensure the Corporation has internal control and management information systems in place.

Management of Board Affairs

9.
The Board will:
(a)
ensure that an appropriate governance structure is in place, including a proper delineation of roles and clear authority and accountability among the Board, Board committees, the CEO and the Chief Financial Officer (or its functional equivalent);
(b)
develop a process for the orientation and education of new members of the Board;
(c)
support continuing education opportunities for all members of the Board;
(d)
in conjunction with the Corporate Governance and Nominating Committee, assess the participation, contributions and effectiveness of the Chair of the Board, and individual Board members on an annual basis;
(e)
monitor the effectiveness of the Board and its committees and the actions of the Board as viewed by the individual directors and senior management;
(f)
ensure that Board meetings operate effectively, agendas are focused on the governance role of the Board, and that the Board is able to function independently of management when required;
(g)
ensure that effective governance policies are in place regarding the conduct of individual directors and employees, including but not limited to, policies relating to insider trading and confidentiality and conflict of interest;
(h)
establish the committees of the Board it deems necessary or as required by applicable law to assist it in the fulfillment of its mandate; and
(i)
disclose on an annual basis the mandate, composition of the Board and its committees.

APPENDIX B

Aptose biosciences INC.

2021 Stock INCENTIVE PLAN, as amended

Section 1. Purpose

The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors, independent contractors and non‑employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through stock‑based awards and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s shareholders.

Section 2. Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a) “Affiliate” shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company.

(b) “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Dividend Equivalent granted under the Plan.

(c) “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 9(b).

(d) “Board” shall mean the Board of Directors of the Company.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f) “Committee” means a committee or subcommittee of the Board appointed from time to time by the Board. Notwithstanding the foregoing, if, and to the extent that no Committee exists which has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board and all references herein to the Committee shall be deemed to be references to the Board. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b‑3, and each member of the Committee shall be a “non‑employee director” within the meaning of Rule 16b‑3.

(g) “Common Share” or “Common Shares” shall mean common shares of the Company (or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan), provided that such class is listed on a securities exchange.

(h) “Company” shall mean Aptose Biosciences Inc., a corporation incorporated under the laws of Canada and any successor corporation.

(i) “Director” shall mean a member of the Board.

(j) “Dividend Equivalent” shall mean any right granted under Section 6(b) of the Plan.

(k) “Eligible Person” shall mean any employee, officer, non‑employee Director, consultant, independent contractor or advisor providing services to the Company or any Affiliate, or any such person to whom an offer of employment or engagement with the Company or any Affiliate is extended. An Eligible Person must be a natural person.

(l) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(m) “Fair Market Value” shall mean the closing price of the Common Shares, as reported on the NASDAQ Stock Market or Toronto Stock Exchange, whichever exchange is designated in the Award Agreement, and any successor securities exchange thereof, or, if the applicable securities exchange is not open for trading on such date, on the most recent preceding date when such exchange is open for trading. In all other cases, Fair Market Value shall mean the amount which is determined by the Committee, in good faith, to be the fair market value of one Common Share.

(n) “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(o) “Non‑Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(p) “Option” shall mean an Incentive Stock Option or a Non‑Qualified Stock Option to purchase Common Shares of the Company.

(q) “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(r) “Plan” shall mean the Aptose Biosciences Inc. 2021 Stock Incentive Plan, as amended from time to time.

(s) “Prior Stock Plans” shall mean the Aptose Biosciences Inc. 2015 Stock Incentive Plan and the Aptose Biosciences Inc. Share Option Plan, as amended from time to time.

(t) “Restricted Stock” shall mean any Common Share granted under Section 6(c) of the Plan.

(u) “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Common Share (or a cash payment equal to the Fair Market Value of a Common Share) at some future date.

(v) “Rule 16b‑3” shall mean Rule 16b‑3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

(w) “Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.

(x) “Securities Act” shall mean the Securities Act of 1933, as amended.

(y) “Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.

(z) “TSX Rules” means the rules of the Toronto Stock Exchange Company Manual relating to changes in the capital structure of listed companies in connection with security based compensation arrangements (currently Section 613), as those rules may be amended, renumbered or reclassified from time to time, or any successors.

(aa) “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

Section 3. Administration

(a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants and grant Awards; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Common Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Common Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Sections 6 and 7; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations of Sections 6 and 7; (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Common Shares, other securities, other Awards or other property (but excluding promissory notes), or canceled, forfeited or suspended; (viii) determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A; (ix) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and sub‑plans as may be necessary or desirable to comply with provisions of the laws of non‑U.S. or Canadian jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non‑United States jurisdictions. Any sub-plan established hereunder shall be deemed a part of the Plan, except to the extent of any inconsistency between the terms of the Plan and the terms of such sub-plan, in which event the terms of such sub-plan shall prevail. Each sub-plan shall apply only to the Eligible Persons in the jurisdiction for which the sub-plan was designed. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

(b) Delegation. The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, the authority to grant Awards; provided, however, that the Committee shall not delegate such authority (i) with regard to grants of Awards to be made to officers or directors of the Company or (ii) in such a manner as would contravene applicable law or applicable exchange rules.

(c) Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise all the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b‑3; and only the Committee (or another committee of the Board comprised of directors who qualify as independent directors within the meaning of the independence rules of any applicable securities exchange where the Common Shares are then listed) may grant Awards to Directors who are not also employees of the Company or an Affiliate.

(d) Indemnification. To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification and reimbursement by the Company with regard to such actions and determinations in accordance with applicable law in the manner provided in the Company’s by-laws and any indemnification agreements as they may be amended from time to time. The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person’s position with the Company.

Section 4. Common Shares Available for Awards

(a) Common Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Common Shares that may be issued under all Awards under the Plan shall equal:

(i)
481,172 Common Shares of which all of the Common Shares may be granted as Incentive Stock Options, plus
(ii)
any Common Shares subject to any outstanding award under the Prior Stock Plans that, on and after the date shareholders approve the Plan, are not purchased or are forfeited, paid in cash or reacquired by the Company (subject to the limitations in Section 4(b) below), or otherwise not delivered to the Participant due to termination or cancellation of such award.

On and after stockholder approval of this Plan, no awards shall be granted under the Prior Stock Plans, but all outstanding awards previously granted under the Prior Stock Plans shall remain outstanding and subject to the terms of the Prior Stock Plans.

When determining the Common Shares added to and subtracted from the aggregate reserve, the number of Common Shares added or subtracted shall be also determined in accordance with the Common Share counting rules described in Section 4(b) below.

(b) Counting Common Shares. Except as set forth in this Section 4(b) below, if an Award entitles the holder thereof to receive or purchase Common Shares, the number of Common Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Common Shares available for granting Awards under the Plan.

(i)
Common Shares Added Back to Reserve. Subject to the limitations in (ii) below, if any Common Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company, or if an Award otherwise terminates or is cancelled without delivery of any Common Shares, then the number of Common Shares counted against the aggregate number of Common Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan.
(ii)
Common Shares Not Added Back to Reserve. Notwithstanding anything to the contrary in (i) above, the following Common Shares will not again become available for issuance under the Plan: (A) any Common Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” or any Common Shares tendered in payment of the exercise price of an Option; (B) any Common Shares withheld by the Company or Common Shares tendered to satisfy any tax withholding obligation with respect to an Award; (C) Common Shares covered by a stock‑settled Stock Appreciation Right issued under the Plan that are not issued in connection with settlement in Common Shares upon exercise; or (D) Common Shares that are repurchased by the Company using Option exercise proceeds.
(iii)
Cash‑Only Awards. Awards that do not entitle the holder thereof to receive or purchase Common Shares shall not be counted against the aggregate number of Common Shares available for Awards under the Plan.
(iv)
Substitute Awards Relating to Acquired Entities. Common Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Common Shares available for Awards under the Plan.

(c) Adjustments. In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Common Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split‑up, spin‑off, combination, repurchase or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to purchase Common Shares or other securities of the Company or other similar corporate transaction or event affects the Common Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in accordance with applicable law and in such manner as it may deem equitable, adjust any or all of (i) the number and type of Common Shares (or other securities or other property) that thereafter may be made the subject of Awards, and (ii) the number and type of Common Shares (or other securities or other property) subject to outstanding Awards.

(d) Individual Limitations Under the Plan. The limitation contained in this Section 4(d) shall apply only with respect to any Award or Awards granted under this Plan, and limitations on awards granted under any other shareholder‑approved incentive plan maintained by the Company will be governed solely by the terms of such other plan.

(i)
Annual Limit on Awards Granted to Non‑Employee Directors. Notwithstanding any provision to the contrary in the Plan, the sum of the grant date fair value of equity‑based Awards (such value computed as of the date of grant in accordance with applicable financial accounting rules) and the amount of any cash‑based compensation granted to a non‑employee Director during any calendar year shall not exceed $500,000. The independent members of the Board may make exceptions to this limit for a non‑executive chair of the Board, provided that the non‑employee Director receiving such additional compensation may not participate in the decision to award such compensation.

Section 5. Eligibility

Any Eligible Person shall be eligible to be designated as a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full‑time or part‑time employees (which term as used herein includes, without limitation, officers and Directors who are also employees) who are subject to taxation in the United States, and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6. Awards

(a) Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)
Exercise Price. The purchase price per Common Share purchasable under an Option shall be determined by the Committee and shall not be less than one hundred percent (100%) of the Fair Market Value of a Common Share on the date of grant of such Option; provided, however, that the Committee may, subject to applicable law, designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.
(ii)
Option Term. The term of each Option shall be fixed by the Committee at the date of grant but shall not be longer than 10 years from the date of grant.
(iii)
Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised within the Option term (subject to the exercise provisions in Section 6), either in whole or in part, and the method of exercise, except that any exercise price tendered shall be in either cash, wire transfer of immediately available funds, Common Shares having a Fair Market Value on the exercise date equal to the applicable exercise price or a combination thereof, as determined by the Committee and as provided in an Award Agreement.
(A)
Promissory Notes. For avoidance of doubt, the Committee may not accept a promissory note as consideration.
(B)
Net Exercises. The terms of any Option may be written to permit, (i) delivery of a written or electronic notice that the Participant has placed a market sell order with a broker acceptable to the Company with respect to Common Shares then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale, or (ii) except in the case of Options issued to Participants subject to taxation in Canada, the Option to be exercised by delivering to the Participant a number of Common Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if any, of the Fair Market Value of the Common Shares underlying the Option being exercised, on the date of exercise, over the exercise price of the Option for such Common Shares.
(iv)
Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options to Eligible Participants who are subject to taxation in the United States:
(A)
Each Option will be designated, in writing, as an Incentive Stock Option or Non-Qualified Stock Option at the time of grant; provided, however, that if an Option is not so designated or if an Option designated as an Incentive Stock Option fails to qualify as an Incentive Stock Option, then such Option will be a Non-Qualified Stock Option, and the Common Shares purchased upon exercise of each type of Option will be separately accounted for.
(B)
To the extent that the aggregate Fair Market Value (determined at the time of grant) of the Common Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Non-Qualified Stock Options, notwithstanding any contrary provision of the applicable Award Agreement(s).
(C)
All Incentive Stock Options must be granted within ten years from the date on which this Plan was approved by the shareholders of the Company.
(D)
Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than ten (10) years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than ten percent (10%)

of the total combined voting power of all classes of stock of the Company or of its Affiliates, such Incentive Stock Option shall expire and no longer be exercisable no later than five (5) years from the date of grant.
(E)
The purchase price per Common Share for an Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of a Common Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Affiliates, the purchase price per Common Share purchasable under an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of a Common Share on the date of grant of the Incentive Stock Option.
(F)
Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Common Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than one hundred percent (100%) of the Fair Market Value of one Common Share on the date of grant of the Stock Appreciation Right; provided, however, that subject to applicable law, the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the term limitation in Section 6(a)(ii) applicable to Options). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c) Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)
Restrictions. Common Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Common Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. For purposes of clarity and without limiting the Committee’s general authority under Section 3(a), vesting of such Awards may, at the Committee’s discretion, be conditioned upon the Participant’s completion of a specified period of service with the Company or an Affiliate, or upon the achievement of one or more performance goals established by the Committee, or upon any combination of service‑based and performance‑based conditions (subject to the minimum requirements in Section 6). Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(d).
(ii)
Issuance and Delivery of Common Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book‑entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan. Common Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book‑entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Common Share shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Common Shares, such Common Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(d) Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (net of any applicable withholding tax and on terms and subject to conditions established and determined by and in the discretion of the Committee) equivalent to and in lieu of the amount of cash dividends paid by the Company to holders of Common Shares with respect to a number of Common Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options and Stock Appreciation Rights and (ii) dividend and Dividend Equivalent amounts with respect to any Common Share underlying Restricted Stock or Restricted Stock Unit Award may be accrued but not paid to a Participant until all conditions or restrictions relating to such Common Share have been satisfied, waived or lapsed.

(e) General.

(i)
Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.
(ii)
Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.
(iii)
Limits on Transfer of Awards. No Award (other than fully vested and unrestricted Common Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Common Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. Notwithstanding the foregoing, subject to applicable laws, the Committee may permit the transfer of an Award to family members if such transfer is for no value and in accordance with the rules of Form S‑8. Subject to applicable law, the Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.
(iv)
Restrictions; Securities Exchange Listing. All Common Shares or other securities delivered under the Plan pursuant to any Award shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal, provincial or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Common Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Common Shares or other securities covered by an Award unless and until the requirements of any federal, provincial or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.
(v)
Section 409A Provisions. Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a change in control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control event, disability or separation from service meet the definition of a change in control event, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short‑term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or if earlier, upon the

Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short‑term deferral exemption or otherwise.
(vi)
Prohibition on Option and Stock Appreciation Right Repricing. Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company’s shareholders, seek to effect any re‑pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units or Other Stock‑Based Award in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities. An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Common Shares covered by such Option or Stock Appreciation Right is less than the exercise price.
(vii)
Limits on Acceleration or Waiver of Restrictions Upon Change in Control. No Award Agreement shall contain a definition of change in control that has the effect of accelerating the exercisability of any Award or the lapse of restrictions relating to any Award upon only the announcement or shareholder approval of (rather than consummation of) any reorganization, merger or consolidation of, or sale or other disposition of all or substantially all of the assets of, the Company.

Section 7. Amendment and Termination; Corrections

(a) Amendments to the Plan and Awards. The Board may from time to time amend, suspend or terminate this Plan or any Award Agreement, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may, (except as expressly provided in the Plan) materially and adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof. Any amendment to this Plan, an Award Agreement or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange. For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan or any Award Agreement, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of shareholders of the Company in order to:

(i)
correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan;
(ii)
amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;
(iii)
make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to maximize any available tax deduction or to avoid any adverse tax results, and no action taken to comply with such laws, rules, regulations and policies shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof);
(iv)
amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan; or
(v)
make any other amendment, whether fundamental or otherwise, not requiring shareholders’ approval under TSX Rules, the rules or regulations of the Securities and Exchange Commission or any other securities exchange that are applicable to the Company.

For greater certainty, prior approval of the shareholders of the Company shall be required for any amendment to the Plan or an Award that would:

(I)
require shareholder approval under TSX Rules, the rules or regulations of the Securities and Exchange Commission or any other securities exchange that are applicable to the Company;
(II)
increase the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(III)
permit repricing of Options or Stock Appreciation Rights, which is currently prohibited by Section 6 of the Plan;
(IV)
permit the award of Options or Stock Appreciation Rights at a price less than one‑hundred percent (100%) of the Fair Market Value of a Common Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b) of the Plan;
(V)
increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Section 6(a) and Section 6(b); or
(VI)
increase the number of shares or dollar value subject to the annual limitations contained in Section 4(d) of the Plan.

(b) Corporate Transactions. In the event of any reorganization, merger, consolidation, split‑up, spin‑off, combination, plan of arrangement, take‑over bid or tender offer, repurchase or exchange of Common Shares or other securities of the Company or any other similar corporate transaction or event involving the Company, the Committee or the Board may, in its sole discretion, provide for any of the following at the election of the applicable Participant but subject to the approval of the Board or the Committee, as the case may be, to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof:

(i)
either (A) termination of any Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the vested portion of the Award or realization of the Participant’s vested rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 7(b)(i)(A), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant’s rights, then the Award may be terminated by the Company without any payment) or (B) the replacement of the Award with other rights or property selected by the Committee or the Board, in its sole discretion;
(ii)
that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;
(iii)
that the Award shall be exercisable or payable or fully vested with respect to all Common Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or
(iv)
that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

Section 8. Income Tax Withholding and Tax Treatment

(a) Income Tax Withholding. In order to comply with all applicable federal, state, provincial, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, provincial, local or foreign payroll, withholding, income or other amounts and taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. Without limiting the foregoing, for avoidance of doubt, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Common Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (subject to any limitations required by ASC Topic 718 to avoid adverse accounting treatment) and by the Company selling, or causing a broker to sell, on behalf of the Participant such Common Shares in the open market and use the proceeds from such sale to satisfy the amount of such taxes; (b) delivering to the Company Common Shares other than Common Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (c) by any other means set forth in the applicable Award Agreement. For greater certainty, it is the responsibility of the Participant to complete and file any tax returns that may be required under applicable laws within the periods specified in those laws as a result of the Participant’s participation in the Plan or any Award. Notwithstanding any other provision of this Plan, a Participant shall be solely responsible for all tax withholding obligations arising as a result of the Participant’s participation in the Plan or any Award.

(b) No Guarantees Regarding Tax Treatment. Participants (and their beneficiaries) shall be responsible for all taxes with respect to any Award under the Plan. The Company, the Board and the Committee make no guarantees to any Person regarding the tax treatment in respect of the Awards or payments made under the Plan.

(c) Other Tax Matters. Each Option granted to a Participant who is a Canadian taxpayer will be construed and administered such that, in the reasonable good-faith determination of the Committee, the Participant qualifies for a deduction under paragraph 110(1)(d) of the Income Tax Act (Canada). Notwithstanding the foregoing, in no event will the Company, the Board or the Committee have any liability.

Section 9. General Provisions

(a) No Rights to Awards. No Eligible Person, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b) Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company. An Award Agreement need not be signed by a representative of the Company unless required by the Committee. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee. The Committee, in its sole discretion, may include such further provisions and limitations in any Award Agreement, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(c) Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d) No Rights of Shareholders. Except with respect to Common Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards), neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company with respect to any Common Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Common Shares have been issued.

(e) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

(f) No Right to Employment or Directorship. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, or the right to be retained as a Director, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, or remove a Director in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, or remove a Director who is a Participant, free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee or Director of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee or Director might otherwise have enjoyed but for termination of employment or directorship, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g) Governing Law. The internal law, and not the law of conflicts, of the Province of Ontario shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

(h) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the

Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j) Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

(k) No Fractional Common Shares. No fractional Common Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Common Share or whether such fractional Common Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l) Clawback and Recoupment. All Awards under this Plan shall be subject to forfeiture or other penalties pursuant to any Company clawback policy, as may be adopted or amended from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Committee.

(m) Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10. Effective Date of the Plan

The Plan was adopted by the Board on April 20, 2021 and approved by the shareholders of the Company at the annual and special meeting of shareholders of the Company held on June 1, 2021, and the Plan shall be effective as of the date of such shareholder approval. Amendments to the Plan were approved by the Board on April 19, 2022 and April 6, 2023 and approved by the shareholders of the Company at the annual and special meetings of shareholders of the Company held on May 31, 2022 and May 23, 2023, respectively.

Section 11. Term of the Plan

No Award shall be granted under the Plan, and the Plan shall terminate, on the tenth anniversary of the earlier of the date of adoption of the Plan by the Board or date of approval by the Company’s shareholders or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1www.computershare.com LORQ000001Mr ASampleDesignation (if any) Add1Security ClassCOMMON SHARESAdd2add3Holder Account Number add4add5C9999999999 INDadd6 Form of Proxy - Annual and Special Meeting to be held on May 27, 2025 Fold This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the Meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse of this proxy, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the Meeting or any adjournment or postponement thereof, unless prohibited by law. Fold 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by 5:00 pm, Eastern Daylight Time, on May 23, 2025. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the TelephoneTo Vote Using the InternetTo Receive DocumentsElectronicallyTo Virtually Attendthe Meeting •Call the number listed BELOW from a touch•Go to the following web •You can enroll to receive future securityholder •You can attend the Meeting virtually by visiting tone telephone.site: www.investorvote.com communications electronically by visitingthe URL provided on the back of this document. www.investorcentre.com. •Smartphone? 1-866-732-VOTE (8683) Toll Free Scan the QR code to vote now. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER123456789012345 CPUQC01.E.INT/000001/i1234 022RTB

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MR SAM SAMPLE C9999999999 IND C06 Appointment of Proxyholder OR Print the name of the person or company you are appointing if this person or company is someone other than the Management Nominees listed herein I/We being holder(s) of securities of Aptose Biosciences Inc. (the “Corporation”) hereby appoint: William G. Rice, or failing this person, Denis Burger (the “Management Nominees”) Note: If completing the appointment box above YOU MUST go to http://www.computershare.com/aptose and provide Computershare with the name and email address of the person or company you are appointing. Computershare will use this information ONLY to provide the appointee with a user name to gain entry to the online meeting. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual and Special Meeting of shareholders of the Corporation to be held on May 27, 2025 at 10:00 am, Eastern Daylight Time, by live webcast accessible directly online at https://meetings.lumiconnect.com/400-334-682-750 (the “Meeting”) and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 1. Election of Directors Against For Against For Against For Fold 03. Dr. Eric Platzer 01. Carol Ashe 02. Dr. Denis Burger 05. Dr. Mark D. Vincent 06. Warren Whitehead 04. Dr. William G. Rice 07. Dr. Bernd R. Seizinger For Against Abstain 2. Appointment of Auditors Appointment of the Corporation’s independent registered public accounting firm to serve as the Corporation’s independent auditor for the fiscal year ending December 31, 2025 and to authorize the board of directors of the Corporation to fix their remuneration. 3. Say-on-Pay Advisory (non-binding) resolution on the compensation of the Corporation’s named executive officers. 4. Amendment to 2021 Stock Incentive Plan Resolution approving an amendment to the Corporation’s 2021 stock incentive plan to increase the number of shares reserved thereunder by 458,126 shares. 5. Reverse Stock Split Special resolution approving the adoption of an amendment to the Corporation’s articles to effect a reverse stock split of the Corporation’s outstanding shares at a ratio in the range of [X]-to-1 to [X]-to-1. Fold 6. Multiple Adjournments Approving one or more adjournments of the Meeting, if necessary or appropriate, if a quorum is present, to permit the Corporation to complete the search for a successor auditor and/or to permit further solicitation of proxies if there are not sufficient votes at the time of the Meeting to approve Proposals No. 4 and No. 5. Signature(s) Date Signature of Proxyholder I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management. If you are voting on behalf of a corporation you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President. DD / MM / YY Signing Capacity Interim Financial Statements – Mark this box if you would like to receive Interim Financial Statements and accompanying Management’s Discussion and Analysis by mail. Annual Financial Statements – Mark this box if you would NOT like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. AR2 2API LORQ 999999999999 379670 022RUD

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